                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                                  Amendment #1

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                            Penn Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                               Horsham, PA 19044
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    Clay Luby
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (215) 956-8208

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. PENN SERIES FUNDS, INC. SEMI-ANNUAL REPORT AT JUNE 30, 2003.


Dear Investor,

We believe that the U.S. economic growth rate will strengthen in the second half of the year. The economic drag from the Iraqi War is all but gone and the stimulus from the latest tax cut and rebate is just beginning. The Federal Reserve has indicated that it intends to keep monetary policy at a "highly accommodative stance for as long as needed to promote satisfactory economic performance", strongly hinting that the Federal Funds rate will remain unchanged well into a pick-up in the economy. The amount of Monetary and Fiscal combined stimulus is larger than the stimulus provided post the September 11 attack and it quite possibly is the largest in the post WW II era. The 2001 stimulus package jump-started the economy and we see no reason why the current one won't do the same, but the major question we have is whether the economy's "battery" will hold the "charge" this time, which it did not after the last jump-start in 2001.

In other words, will economic growth stall out in 2004? This depends on whether the economy can generate a self-sustaining economic cycle in this post-bubble environment. We think that the stimulus will succeed in producing growth close to the Federal Reserve's 3 3/4%- 4 3/4% target expectation over the next several quarters but are not sure about how far in the future such growth can be sustained.

The potential for growth to surprise lies first in the potential pick-up in consumption led by the tax cut and child credit allowance. Inventories remain low so growth in consumption should lead quickly to a manufacturing upturn. Importantly, profits are up and business confidence surveys are turning more positive plus corporate bond yields are low and financing plentiful. This may allow for a pick-up in capital spending and would be a signal that the economy can be self-sustaining. Worldwide growth should also improve, as stimulative policies exist all over the world. Synchronous economic cycles will add strength to the upside.

Employment growth will probably be sluggish even in a growth spurt and inhibit the economy's ability to achieve a self-sustaining recovery. Low corporate pricing power combined with the need for profits leads management to aggressively search for improved productivity. Labor costs represent roughly two-thirds of corporate expense and the tools of 1) technology, which can replace labor and/or make labor more efficient and 2) globalization which allows for outsourcing labor to countries overseas with significantly lower wage scales are reasons why we could well have some version of a "jobless" recovery in this country.

We continue to see the risk markets improving over the next 6-12 months. An improving economy, rising profits and improving confidence combined with the miniscule yields available on the estimated $5 Trillion in money market funds and saving deposits will likely induce investors to seek more return via risk taking. Corporate bonds will probably do relatively well, with best relative performance within the fixed income asset category situated in the higher risk, below investment grade classes of bonds. Treasury yields may be in a range for the next couple months around current levels. However if the economy can produce a more robust, sustainable recovery in the context of 4% real growth, then 5% - 5.5% yields for the U.S. Treasury 10 year may be in store in the next year. Conversely, renewed weakness in the economy would lead to another rally. While circumspect on the ability to generate a strong self-sustaining recovery, we still think odds favor somewhat higher rates.

Thank you for your continuing business. For more information on how Penn Mutual can assist you with your financial needs, please contact your sales representative.


Sincerely,

Peter M. Sherman
----------------

Peter M. Sherman
Chief Investment Officer
Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
QUALITY BOND FUND
The Penn Series Quality Bond Fund delivered another solid six months of positive absolute returns, posting a 5.14% gain in the first half of 2003. Year-to-date results have significantly outperformed the benchmark Citigroup B.I.G. Bond Index's return of 4.00%.

The Federal Reserve has put the market on notice that it will maintain a highly accommodative policy for "as long as is necessary". We interpret that to mean that the Federal Funds rate, the short-term rate that the Federal Reserve controls, will remain at 1.00% for approximately another twelve months. The Federal Reserve wants to ensure the economy strengthens to the point of generating a self-sustaining economic cycle, unimpeded by interest rates. In addition, the Fed wants to avoid any potential for deflation to set in.

We are optimistic about the outlook for the economy and corporate profits over the next several quarters. In addition, the U.S. Budget Deficit is growing rapidly, necessitating increasing U.S. Treasury debt issuance. Since treasury debt issuance occurs with a lag to the deficits, we are just beginning to see the increased supply. Normally, improved growth in the economy and rising treasury debt supply would be associated with rising treasury yields. However, the aforementioned Federal Reserve policy commitment should serve to mute these deleterious effects on the treasury market.

At current levels of interest rates, approximately 4.2% on the ten- year treasury note, we do not see opportunity in either big duration or quality strategies. Instead, given the general low yielding environment, the extremely low cash yields and the reduction in volatility, we think the better strategy is to simply attempt to maximize yield without taking on additional credit risk. This means keeping the very low yielding cash at a minimum, lower allocation to treasury securities and increase allocation to high grade structured securities such as AAA rated CMBS, ABS and residential MBS. After the sharp back up in yields in recent weeks, we think a more neutral duration posture is warranted.

Independence Capital Management, Inc.
Investment Adviser

HIGH YIELD BOND FUND
In the first half of 2003, the Penn Series High Yield Bond Fund's 13.72% return underperformed the benchmark CS First Boston High Yield Index's return of 17.32% as the lowest-quality junk bonds paced the sector's advance. Although we trailed the benchmark, we are comfortable with our credit positioning, which is now neutral to the market. We have no intention of changing our conservative investment strategy and are pleased with our 17.75% 12-month performance.

We do not find the risk/reward characteristics of the top tier of the junk-bond market as attractive as the lower tiers at this juncture. The highest-quality high-yield bonds are currently yielding 6.0% to 6.5%, which has led to a spike in demand and significantly higher prices for lower-quality, higher-yielding credits. This is one of the reasons why CCC rated and defaulted bonds have performed so well this year.

Our preference, given the choice between buying a BB rated bond yielding 6% or a lower-rated, higher-yielding bond, is to purchase the higher-yielding issue, as long as it meets our strict investment criteria. Although the opportunity to buy double-digit yields is becoming increasingly scarce, we're looking carefully at securities with 10% or better yields. We don't want to own a portfolio that is full of issues yielding 6% with durations of four years because a one-percentage-point spike in interest rates could effectively wipe out six months of interest payments.

The Penn Series High Yield Bond Fund has lagged on a relative basis over the period, largely because of our conservative investing practices. We are never going to subject our shareholders to undue risk. However, throughout the year we have worked diligently to rotate the fund into more aggressive holdings. We will continue to look for the best investments, consistent with solid total returns. We believe the economic recovery will have staying power and that the high-yield market can sustain good absolute performance for several years.


Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

GROWTH EQUITY FUND
The first half of 2003 saw the Penn Series Growth Equity Fund advance 2.65% versus its benchmark index, the Russell 1000 Growth Index, which moved ahead 13.09%. The differential begs the question, "What were the reasons for this underperformance"?

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

A year earlier the Fund's conservative positioning relative to sectors, such as Information Technology and Telecommunications, that had seen the greatest deterioration in earnings over the previous several years had greatly enhanced relative performance. The stocks we like have earnings driven by revenue growth, above-average profitability characteristics, and strong management teams. Over the long term, we believe these are the ingredients for attractive stock performance. Unfortunately, the Fund's focus on these high quality, larger capitalization growth stocks has contributed significantly to its underperformance thus far in 2003.

Four characteristics directly point to this fact. First, the highest-quality companies with credit ratings of AAA saw their stocks dramatically underperform companies of lesser quality and lower credit ratings. Second, just in the last quarter, dividend-paying stocks, on a market cap weighted basis, trailed non-dividend paying stocks by about 1000 basis points (10 percentage points) and for the year-to-date the difference was about 2000 basis points (20 percentage points). Third, coming off the bottoms of last October and this past March, companies without earnings have far outperformed those with earnings. Of the companies in the S&P 500, those without earnings, on average, outperformed those with earnings by about 38%, and since the March low, the outperformance has been about 18%. Finally, low-priced stocks (those that began the year trading under $10) were the only price grouping to outperform the market through mid-year. Given all of this, the Penn Series Growth Equity Fund's performance is placed in a reasonable context.

Toward the end of the quarter and continuing into early July the Fund's management moved to broaden out the Fund's holdings to include more information technology and financial services companies. We are, also, heartened to see various market commentators saying that the speculative nature of the recent rally may well be giving way to a renewed emphasis on the type of quality stocks that we typically own.


Independence Capital Management, Inc.
Investment Adviser

LARGE CAP VALUE FUND
As 2003 began, increasing geopolitical jitters -- culminating in the beginning of the military campaign against Iraq -- resulted in heightened stock market volatility. U.S. equity markets, which had been discounting a potential conflict for some time, declined through mid-March back to last fall's lows, and then began to rally. Second-quarter markets experienced strong upward momentum despite a sluggish U.S. economy. The end of the Iraqi conflict, a $350 billion tax cut, and receding SARS fears buoyed investor sentiment and sustained an equity market rally.

The Penn Series Large Cap Value Fund returned 10.38% for the six months ending June 30, 2003, trailing the Russell 1000 Value Index return of 11.57%. The portfolio lagged the index during the period as unfavorable sector allocation led by underweights to consumer cyclicals and financials combined with un-rewarded stock selection in energy and transportation. Selected stocks in technology and utilities helped results.

An overweight to Freddie Mac was among the primary detractors as three of the company's top officers were fired following allegations that fraudulent documents were used in a restatement of financial results. The scandal at Freddie Mac also sent shares of Fannie Mae lower, which turned our overweight into a negative. The portfolio was also hindered by an overweight to JC Penney, which gave back some of its gains from 2002, as concerns about consumer spending in the face of the conflict in Iraq and the weak job market pushed shares of the company lower.

Within technology, stronger stock selection was largely the result of an overweight to Computer Associates which posted better-than-expected quarterly results, as growth in monthly product subscriptions and successful cost-cutting measures improved financial results. Hewlett-Packard's program of staff reductions and product consolidation following its acquisition of Compaq contributed to sales and profits that surpassed expectations, which made our overweight a positive contributor. Within financials, the portfolio benefited from stock selection in the insurance industry, most notably an underweight to American International Group, where an unexpected $1.8 billion write-off to increase reserves for claims against casualty and directors' and officers' liability policies pushed shares lower.

Our outlook calls for modest equity returns over the balance of the year together with a renewed emphasis on the part of investors on balance sheet and earnings quality. The portfolio continues to have broad exposure to the financials sector. Our overweight positions in Ace Limited and XL Capital have been maintained as reinsurance rates and premium volumes continue to meet

PENN SERIES FUNDS, INC. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

optimistic expectations. Our overweight to capital goods is supported by a large commitment to the waste management industry, where we favor companies that benefit from defensive market positions, pricing power, and steady free cash flows. We are overweight in the energy sector, balanced between exposure to large integrated oil companies, oil and gas exploration enterprises, and energy services firms. Consumer cyclicals remains underweight. After realizing profits in this sector in the first quarter of 2002, we have remained cautiously underweight.

Independence Capital Management, Inc.
Investment Adviser
Putnam Investment Management LLC
Investment Sub-Adviser

FLEXIBLY MANAGED FUND
The Penn Series Flexibly Managed Fund posted a solid gain of 11.09% but lagged the S&P 500 Index's return of 11.77% during the first half of the year. Our allocation to cash and bonds weighed on overall performance as equity returns were strong in the period.

U.S. stocks surged in the first half of 2003. Slight first-quarter losses were erased by vigorous second-quarter gains stemming from a relatively quick end to the U.S.-led war against Iraq, falling inflation and interest rates, and the passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003. The market displayed impressive resilience in the face of continued economic sluggishness, the Federal Reserve's concerns about deflation, and worries about terrorism. Small-cap stocks surpassed their larger counterparts, and growth stocks surpassed value across all market capitalizations. In the large-cap universe, technology, consumer discretionary, and utility shares fared best. Health care and financial stocks were less robust, while consumer staples and telecommunications companies lagged.

Consumer staples and technology stocks were the strongest sectors in the Penn Series Flexibly Managed Fund, while telecommunications stocks tended to detract from performance. Computer and communications equipment stocks aided results.

The materials sector provided some of the Fund's best and worst performers. Concerns about low demand weighed on chemicals stocks.

Recent purchases reflect two major themes: distressed companies and wounded growth stocks. Areas of distress included the insurance and utilities industries, where rating-agency pressure, dividend cuts, and equity issuance have created significant buying opportunities. As companies in several industries experienced dramatic price declines over the past year, we took advantage of these weaknesses to add some high-quality companies to the Fund's holdings.

Consumer demand is growing moderately, and business investment is improving, with growth in equipment purchases outweighing declines in business structures. Inflation remains low, and both monetary and fiscal policies are geared for growth. With these forces in play, we anticipate further strength in equities through the rest of the year.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

INTERNATIONAL EQUITY FUND
What a difference a quarter can make. At the end of the first quarter pessimism was pervasive, the war in Iraq had just started and markets were stabilizing. Now, at the end of the second quarter, both optimism and expectations are running high. On an absolute basis the Penn Series International Equity Fund performed well, returning 7.69% for the year to date period through June 30, 2003. On a relative basis, the Fund underperformed its benchmark, the MSCI EAFE Index which returned 9.85% for the same time period.

The holdings within the portfolio have not changed significantly over the first six months of the year. However, there have been some surprises, not so much in companies' earnings disappointments, but rather in the resulting market reaction. Overall for the market, the earnings picture still remains rather soft, although investors are choosing to see the glass half-full rather than half-empty. Valuation on a normalized basis, hardly seems promising for both Europe and Japan especially in the more cyclical parts of the economy. A lot of companies' stock prices have been bid up on expectations of a swift recovery and increasing margins.

We have reduced the amount of our exposure in the UK and Japan all on our belief that valuations are high.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

As a final note, we took a look at performance of the best performing stocks in Europe this year and found an interesting characteristic - no profitablility. In analyzing the Bloomber 500 Index - which is a good representation of European stocks, we found that fifty companies out of five hundred with the best ROE returned an average of 4%, while fifty of the lowest ROE companies returned 17% year to date. Most of these companies don't just have low ROE but are chronic restructuring stories like Vivendi, Ericsson, or Phillips. We continue to sit on the fence as the party rages on in such names.


Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser

SMALL CAP VALUE FUND
The Penn Series Small-Cap Value Fund provided a strong gain of 25.55% for the six months ended June 30, 2003. The Fund outperformed its benchmark, the Russell 2000 Value index's return of 16.49% over the same time period.

After rocky first-quarter starts, all major equity indices, led by the Russell 2000, dramatically rebounded in 2003's second quarter. For the quarter, the Russell 2000 was up 23.4% versus gains of 21.0% and 15.4% for the Nasdaq Composite and S&P 500, respectively. In fact, for the large-cap S&P 500, the second quarter was its best quarterly showing since the fourth quarter of 1998; for the small-cap Russell 2000 and tech-oriented Nasdaq Composite, it was their best since the fourth quarter of 2001.

Within small-cap, value and growth posted strong second-quarter results. Although the small-cap growth index was ahead of its value counterpart from the 10/9/02 bottom through 6/30/03 (+42.0% versus +35.5%), the Russell 2000 Value index held a substantial advantage versus the Russell 2000 Growth index from the 3/9/00 small-cap peak (+38.1% versus -55.2%).

In contrast to the first quarter, performance across all sectors was positive in the second quarter. Within Technology, the Fund's largest sector, telecommunication, and components and systems had the largest positive impact. In the Industrial Products sector, industrial components and machinery were the largest contributors to performance, while within Industrial Services, the third largest contributor to second quarter performance; advertising/publishing and commercial services were the best performing industries.

Independence Capital Management, Inc.
Investment Adviser
Royce & Associates, LLC
Investment Sub-Adviser

EMERGING GROWTH FUND
Investor's appetite for growth stocks returned in the second quarter, providing a positive backdrop for the Penn Series Emerging Growth Fund. For the year to date period through June 30, 2003, the Fund is up 19.58% versus an increase of 19.33% in the Russell 2000 Growth.

On an absolute basis, those returns make investors happy. At first glance, those returns relative to the benchmark might not delight investors. But it is important to note that only 20% of all small cap growth managers topped the benchmark in the recent quarter, according to Prudential Securities. So while we matched the benchmark, we outperformed approximately 79%-80% of our peers.

Much of the benchmark's strong performance was driven by its smallest stocks. Stocks under $500m in market cap composed 43% of the benchmark in the recent quarter. Yet more than half the returns of the Russell 2000 growth came from this sub $500m market cap segment. We had a significant exposure to these under $500million market caps, approximately 30% of the portfolio. Our stock selection here was very good. But like nearly all small-cap managers, we lost ground to the index by virtue of not matching the benchmark's exposure to the group.

We see indicators that growth companies can generate sustained investment returns. The economy seems to be improving slowly. Closer to home, we have seen revenue growth from the fund's top 20 positions continue to accelerate since June 2002.

We invest with the premise that powerful revenue growth most often leads to significant earnings power. And earnings drive stock prices..

Independence Capital Management, Inc.
Investment Adviser
RS Investment Management, Inc.
Investment Sub-Adviser

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND
Performance for the Penn Series Limited Maturity Bond Fund was strong on an absolute and relative basis for the first half of 2003. Year to date the Fund returned 2.43% versus its benchmark, the Citigroup Treasury/Agency 1-5 year Bond Index return of 1.98%.

The outperformance of the Fund versus its benchmark during the first half of the year was due to the Fund investing in mortgage and asset backed securities which provided higher yields.

The Fund is currently overweight spread product when compared to the index (8.4% overweight market value). The Fund owns 10.9% of investment grade rated ABS (rated BBB- or higher). The Fund owns several types of ABS securities including; credit cards, rate reduction bonds, and manufactured housing. The Fund also owns 19.5% of "AAA" rated CMBS (Commercial Mortgage Backed Securities). In place of agency securities the Fund owns 17.1% in agency mortgage backed securities. We believe that mortgage backed securities provide better relative value when compared to agency securities. If Treasury yields stabilize, mortgage backed securities should outperform straight agency debentures due to the additional yield of mortgage backed securities. During the second quarter the Fund's holdings in mortgage backed securities, asset backed and CMBS were higher than the indexes.

We expect to maintain the Funds higher than index exposure to spread product during the second half of 2003. The additional yield ("carry") MBS, ABS, CMBS securities make them attractive in today's low yield environment. Despite the overweight in spread product the Fund's average credit quality remains high at "AA+".

Going into the second half of 2003 we believe that being short the index in duration is the correct position due to the potential improvement in the economy in the post war environment. We will look to add duration to match the index on any significant backup in rates. We do not expect a bear market in interest rates until the Federal Reserve tightens monetary policy. Our expectation is that the Fed won't raise interest rates until mid in 2004 at the earliest.

Independence Capital Management, Inc.
Investment Adviser

CORE EQUITY FUND
The Penn Series Core Equity Fund posted positive returns for the first six months of 2003 but under-performed its benchmark, the S&P 500 Index, as the stock market anticipated a surge in corporate profitability. The Fund rose 6.84% versus an 11.77% gain for the S&P 500 Index.

After three years of market decline, the Fund was positioned conservatively and focused on companies with strong financials, profitability and reasonable valuations, characteristics that have benefited investors over the long run and seemed appropriate given continued historically high valuations and the uncertainties that have plagued the stock market. The Fund chose to maintain its conservative posture and thus did not fully participate in the significant out-performance of low-price, low-quality and high P/E stocks in the first six months. Companies with the highest inherent risk did best. As an example, stocks without earnings, those with the highest price earnings ratios and those selling below $10 per share, typically an indicator of fundamental problems, outperformed the market by 3.5 times. In particular, our reticence to lower quality standards, thereby increasing the risk profile within the technology sector contributed to relatively lackluster returns.

Thus far, 2003 has been a study in contrasts. During the first three months of the year, investors focused on a heightened level of geopolitical uncertainty resulting from the Iraqi conflict, cautionary earnings pre-announcements by corporations, a reluctant economic rebound and corporate irregularities. Expectations were universally low and there was little support for equities as interest rates hit 50 year record lows. In contrast, investor psychology took a 180 degree turn preferring to deem the glass half full during the April to June period. Investors chose to believe that the combination of lower interest rates and an anticipated tax cut would set the economy on the right course bringing about an acceleration in corporate earnings over the balance of the year. Mirroring favorable developments in Iraq and eventual Congressional support of President Bush's tax proposals, the stock market advanced steadily during the second quarter posting a 15% advance, more than offsetting the 3% decline of the first three months. For the first half of 2003, the S&P 500 rose almost 12%.

As the economy strengthens, the stock market will become more sensitive to sales and earnings results rather than future promises. Clearly, there is evidence that the economic environment is improving but the duration and magnitude are

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

still at issue. After three years of cost cutting by corporations, earnings will trend higher but valuations remain stretched for many companies relative to their growth rates and those companies unable to deliver on optimistic earnings estimates will suffer. Investors are likely to shift focus to larger capitalization, profitable and fiscally sound companies as they take a wait and see attitude toward lower quality issues that have recently done well. The Fund is likely to become more biased toward companies benefiting from a pick-up in industrial activity but we remain alert to earnings and valuation.

Independence Capital Management, Inc.
Investment Adviser

INDEX  500 FUND
For the six months ending June 30, 2003 the Penn Series Index 500 Fund returned 11.74% nearly matching that of its benchmark, the S&P 500 Index return of 11.77%.

The first quarter of 2003 was riddled with the economic uncertainty and choppy markets as we expected. The war in Iraq hindered many sustainable stock market rallies early on and consumer confidence was hurt by lack of economic growth and continued layoffs. S&P 500 extended its losing streak posting a negative 3.14% return for the first quarter of 2003.

However, a rally ensued in the second quarter as the S&P 500 Index rose over 15%. This was best stock market performance since fourth quarter 1999. Investors were ecstatic as the war ended, first quarter corporate profits reports were perceived as slightly positive, and the President's tax plan was passed in hopes of providing the fiscal stimulus needed to recover from the recent recession. The Federal Reserve provided a boost when they cut the Fed Funds rate another 25 basis points at their June meeting. Value style led the rally as investors took the opportunity to pick up badly beaten stocks. Wireless communications and internet-related stocks led the way in second quarter.

Overall, the S&P 500 has posted positive returns in four consecutive months ending June 30 with plenty of momentum to carry that trend forward. Investors seem to be looking ahead and seeing light at the end of the recession tunnel, even as unemployment ratcheted up to 6.3%, economic growth remained benign, and corporations complained about lack of demand for products. We anticipate this confidence to continue provided corporate earnings can show improved earnings going forward and the economy can provide signs of bouncing back from the recent recession.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management Incorporated
Investment Sub-Adviser

MID CAP GROWTH FUND
For the six months ending June 30, 2003 the Penn Series Mid Cap Growth Fund returned a positive 20.99%, outperforming the 18.74% gain posted by the Russell Mid Cap Growth Index.

The first quarter of 2003 was marked by wide fluctuations. Growing war concerns put downward pressure on the market the first two months, followed by a quick up swing at the start of the war. Unfortunately, concerns over a long and difficult involvement overseas quickly took back most of the gains. The second quarter of 2003 showed market sentiment swinging back towards optimism. Stocks posted their strongest gains since 1998. Every major market index experienced double-digit gains, and geopolitical concerns began to diminish.

The Technology and Healthcare sectors contributed positively to the Fund's performance. Technology was the largest positive contributor, fueled by holdings in the telecommunications equipment, packaged software and information technology industries. The Consumer Discretionary sector also contributed strongly to performance. Detracting from performance were holdings in the Consumer Staples and Energy sectors.

The economic outlook for the second half of 2003 suggests acceleration in the growth trend. We believe there are sufficiently strong fundamentals in place to provide the necessary support for a sustained market rally. We continue to remain optimistic that we will experience a strong economic rebound in the second half of the year.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser

MID CAP VALUE FUND
The Penn Series Mid Cap Value Fund rose 12.31% in the six-month period ended June 30, 2003. Its benchmark, the Russell Mid Cap Value Index, gained 13.11% in the same time period.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Holdings within Financials, Consumer Discretionary, Information Technology and Health Care were the largest contributors to the Fund's total return. Within Financials, in our opinion, we own some of the best-managed regional banks, which are able to sustain return on equity in the 20%-range across complete economic cycles, are yielding 2-3% in many cases, and have more-predictable earnings streams, more-transparent balance sheets and lower price-to-earnings ratios than capital market- and credit- sensitive Financials. Within Information Technology, our selection of stocks outperformed index sector components, contributing to total and relative returns. However, our underweight allocation to this sector dampened returns relative to the Russell Mid Cap Value, as this sector produced the highest return in both the Fund and the index. We sold several IT holdings in the past couple months, as they approached our target valuations.

The Health Care sector held back returns relative to the Russell Mid Cap Value, due to positive though less robust returns versus the index. We believe we own high-quality businesses with strong secular fundamentals, solid earnings growth potential and low absolute valuations. They did not perform as well as the sector overall, we believe, because investor attention was more focused on those companies with greater leverage to an economic recovery, one that may or may not occur. Our Health Care holdings represent, in our opinion, some of the most attractive investment opportunities in our portfolio today.

We believe that the economic and equity market landscapes contain a significant amount of risk: areas of excess supply continue to exist, rates are near as low as they can go and the debt loads of many companies remain high. Broadly speaking, we question whether equity prices are low enough to justify taking on all the risks in the market today. Fortunately, as investors in the mid-cap space, we have a large universe of stocks from which to pick, and we believe we have found over 60 businesses with the fundamental prospects and attractive valuations needed to produce superior risk-adjusted long-term returns.

We are hopeful that the economy will improve, and that the equity markets will continue to rise. But we believe the economy may experience setbacks along the road to recovery, which could be longer than many currently expect. We believe that the higher quality companies we own are likely to perform well regardless of whether the path to economic recovery is smooth or bumpy, short or long.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management Inc.
Investment Sub-Adviser

LARGE CAP GROWTH FUND
Through the first half of the year 2003, the Large Cap Growth Fund returned 11.65%, the Fund's benchmark, the Russell 1000 Growth Index, returned 13.09% for the same period.

As we enter the second half of the year, the U.S. economy continues to offer mixed signals on its overall condition. On the positive side, overall industrial production and capital spending appears to have stabilized, and begun to post modest gains. The recently weak U.S. dollar has helped, both by making domestic manufacturers' goods more competitively priced, as well as by providing gains on the translated value U.S. companies' earnings generated abroad. This, in turn, is supporting corporate earnings and improving corporations' confidence and willingness to spend on their infrastructure. In addition, U.S. companies have taken measures to improve their balance sheets in recent quarters, refinancing debt at lower interest rates and cutting costs and paying down debt. The U.S. government continues to shower our economy with enormous stimulative policies - both monetary and fiscal - with Federal Reserve interest rate cuts and federal tax cuts.

Nonetheless, continued signs of weakness in the U.S. economy include capacity utilization rates, which remain stubbornly low, and U.S. unemployment remain high. The U.S. consumer, which has been the pillar of strength supporting the U.S. economy for the past 2 years, is beginning to show signs of strain. Meanwhile, the broader European economy likewise continues to languish, thereby reducing the likelihood of it spurring an export-driven pick-up in the U.S. economy. Amidst this continued uncertainty, the U.S. equity markets rebounded significantly during the first six months of the year, suggesting a consensus view that the recent gain in U.S. corporate earnings may be sustained.

Key factors that negatively impacted performance during the first half of the year include the Fund's over-weight position in the Telecommunications sector and an over-weight position in the Technology Software & Services. The Fund's

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

performance was also negatively impacted by positions in hospital services related companies. Investor sentiment toward the entire hospital sector remains quite negative. While we agree the industry faces some serious near-term challenges, we continue to view the recent severe decline in a few stocks' valuations within this sector to be an excellent long-term opportunity.

On the positive side, the Fund benefited from an over-weight position in the Retail and the Health technology sector. The Fund's relative performance also benefited from an under-weight position in the Consumer Non-Durables sector. As investor's interest in more cyclical sectors gradually grew, a number of the more defensive sectors - including consumer staples - under-performed during this six-month period.

In this uncertain environment, we continue to execute a core discipline of seeking out great companies on a bottom-up, one-by-one, stock-by-stock basis whose future growth prospects and current valuations offer more long-term reward than risk, irrespective of the near-term noise. The portfolio of stocks we hold today reflects precisely that aim and strategy

Independence Capital Management, Inc.
Investment Adviser
Franklin Advisers, Inc.
Investment Sub-Adviser

STRATEGIC VALUE FUND
During the first half of 2003, the Penn Series Strategic Value Fund produced a positive return of 6.32%, but lagged its benchmark the S&P Mid Cap 400/Barra Value Index's return of 12.27% and the Russell Mid Cap Value Index's return of 13.11%.

Weak stock selection in the consumer discretionary sector detracted from relative performance. Although our sector holdings produced positive returns over the period, they did not keep pace with the index. Select holdings in the retail industry reported experiencing slumping sales due to the inclement spring weather, resulting in announcing lowered earnings estimates. In addition, an overweight position in the materials sector was also a source of relative underperformance. Our limited exposure to the strong performing information technology sector also hurt returns for the quarter. We have maintained our underweight position in this volatile sector, as we believe the necessary combination of fundamentals, attractive valuations and catalysts are still not in place.

The Penn Series Strategic Value Fund benefited from strong stock selection in the health care sector. Select holdings within the health care services industry contributed to relative performance, with reportedly strong returns as the result of an improved financial condition and growing market share. In addition, strong stock selection in the energy sector aided performance. Select holdings in the oil services and equipment industry performed well over the past six months, in part, due to reportedly increased consumer demand. A relative underweight position in the financial sector also benefited performance.

We remain focused on bottom-up selection of attractively valued stocks that have defined catalysts which we believe can enhance profitability. As stated previously, we believe the roots of a recovery are in place and expect the economy to improve over the next twelve to eighteen months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for the Fund's investors.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co.
Investment Sub-Adviser

REIT FUND
The Penn Series REIT Fund returned a positive 13.89% for the six months ending June 30, 2003, and outpaced its benchmark, the Wilshire Real Estate Securities Index which returned 13.46% for the same period.

The slow economic recovery has hurt the demand for real estate. Vacancy rates in all property sectors, except retail, remain stubbornly high. Office and industrial property owners are generally finding new tenants elusive and landlords generally have had to offer discounts to existing tenants as leases are renewed. Even with discounts, many existing tenants are taking less space in their efforts to become cost competitive for the impending economic expansion. As for the office sector, new development has slowed to a trickle, which has allowed the markets to stabilize. Conversely, many industrial property owners

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

continue to face competition from new buildings, as many large users take the current market softness as an opportunity to build their own facility in a size, configuration, or location, which they could not have previously afforded.

The marching order for both the apartment and hotel companies has been to occupy as many units as possible. Public apartment companies have generally succeeded, but at much lower rents than they enjoyed two years ago. On the other hand, hotel companies have generally not been as successful in gaining occupancy. Rates have also been under pressure for hoteliers. The industry continues to need resurgence in business travel, which provides the hotels with the most lucrative transient demand. Until business travel picks up, along with the economy, hotels will continue to compete aggressively for recreation and convention business, which to date has held up fairly well.

The retail real estate segment has been one of the best refuges during the recent economic slump. The reason for the strength of the sector has been two-fold. First, consumers have been willing to spend primarily because of low interest rates and growing equity in their homes. This is evidenced by the demand for additional retail space at malls and local shopping centers. Second, the absence of new retail development, especially in regional malls, has generally made the retail real estate market more lucrative for landlords.

Our stock selection in six out of nine sectors was positive. The strongest leaders were selections in the office, local retail, and hotel sectors. Our sector allocation also helped to boost performance as our overweight position in the manufactured housing sector made positive contributions. However, poor stock selection in the apartment and manufactured housing sectors hurt performance.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities LLC
Investment Sub-Adviser

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE MONEY MARKET FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER  -- 22.6%
--------------------------------------------------------------------------------
Banking -- 4.9%
Royal Bank
  1.240%, 07/02/03                              $        6,200  $         6,200
                                                               -----------------

Computers & Office Equipment -- 3.2%
International Business Machines Corp.
  1.110%, 07/01/03                                       4,000            4,000
                                                               -----------------

Finance -- 4.6%
UBS Paine Webber Group, Inc.
  1.190%, 07/02/03                                       5,800            5,800
                                                               -----------------


Pharmaceuticals -- 5.6%
Bristol-Myers Squibb
  1.480%, 07/01/03                                       7,000            7,000
                                                               -----------------


General Obligation Notes -- 4.3%
Lower Colorado
  1.320%, 07/02/03                                       1,500            1,500
New York City
  1.320%, 07/02/03                                         600              600
  1.320%, 07/02/03                                       2,535            2,535
  1.320%, 07/02/03                                         830              830
                                                               -----------------
                                                                          5,465
                                                               -----------------
TOTAL COMMERCIAL PAPER
(Cost $28,465)                                                           28,465
                                                               -----------------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 43.7%
--------------------------------------------------------------------------------
Automobiles & Related -- 2.5%
American Honda Finance
  1.270%, 08/04/03                                       2,850            2,851
Toyota Motor Credit Corp.
  5.625%, 11/13/03                                         300              305
                                                               -----------------
                                                                          3,156
                                                               -----------------

Banking -- 16.6%
Bank of America Corp.
  6.200%, 08/15/03                                       1,125            1,132
  6.500%, 08/15/03                                       4,590            4,619

Bank of Boston
  6.875%, 07/15/03                                       2,290            2,294
The Bank of New York Co., Inc.
  1.260%, 10/06/03                                       1,500            1,500
  6.500%, 12/01/03                                       1,235            1,262
Bank One Corp.
  6.250%, 08/15/03                                       1,180            1,186
  8.740%, 09/15/03                                         225              228
  5.625%, 02/17/04                                         641              658
First Bank of Minnesota
  6.000%, 10/15/03                                         250              253
  7.550%, 06/15/04                                         100              106
Mellon Financial Corp.
  6.000%, 03/01/04                                         345              355
Mercantile Bancorp
  7.050%, 06/15/04                                       1,056            1,000
National Westminster Bancorp
  9.375%, 11/15/03                                          15               15
NCNB Texas National
  9.500%, 06/01/04                                          55               59
Star Banc Corp.
  5.875%, 11/01/03                                       1,345            1,364

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banking -- (continued)
Star Bank
  6.375%, 03/01/04                             $           200  $           207
Suntrust Banks
  6.125%, 02/15/04                                         160              164
Trans Financial Bankcorp
  7.250%, 09/15/03                                          45               45
U.S. Bancorp
  6.000%, 05/15/04                                         150              156
  6.500%, 06/15/04                                         100              105
Wachovia Corp.
  5.875%, 10/15/03                                         515              521
  6.925%, 10/15/03                                         555              563
  6.625%, 06/15/04                                         225              236
Wells Fargo & Co.
  6.625%, 07/15/04                                         150              159
  6.000%, 02/01/04                                          55               56
  7.250%, 07/14/03                                       1,080            1,082
  6.125%, 08/01/03                                         895              899
  5.375%, 09/30/03                                         250              252
  6.125%, 11/01/03                                          24               24
  9.125%, 02/01/04                                         100              105
  5.450%, 05/03/04                                         105              109
  6.625%, 07/15/04                                         110              116
                                                               -----------------
                                                                         20,886
                                                               -----------------
Computers & Office Equipment -- 1.0%
International Business Machines Corp.
 5.625%, 04/12/04                                        1,185            1,226
                                                               -----------------

Cosmetics & Toiletries -- 0.3%
Gillette Co.
  6.250%, 08/15/03                                         275              277
Procter & Gamble Co.
  5.250%, 09/15/03                                         135              136
                                                               -----------------
                                                                            413
                                                               -----------------
Energy Resources & Services -- 0.5%
Consolidated Edison Co. of New York
  7.625%, 03/01/04                                         584              607
                                                               -----------------

Finance -- 4.5%
American General Finance
  5.750%, 11/01/03                                         200              203
American Express Co.
  6.750%, 06/23/04                                         699              736
Associates Corp.
  6.875%, 08/01/03                                          20               20
General Electric Capital Corp.
  6.750%, 09/11/03                                         205              207
  6.810%, 11/03/03                                         767              781
  7.250%, 05/03/04                                         316              331
Heller Financial, Inc.
  1.760%, 08/08/03                                       1,000            1,000
IDS Financial 144A @
  6.500%, 02/15/04                                         100              103
International Lease Finance Corp.
  4.400%, 08/15/03                                          25               25
  5.500%, 09/29/03                                         625              630
  5.850%, 11/25/03                                          70               71
Mellon Funding Corp.
  5.750%, 11/15/03                                         711              721

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance -- (continued)
UBS Paine Webber Group, Inc.
  6.785%, 07/01/03                              $           70  $            70
  6.375%, 05/15/04                                          45               47
Salomon Smith Barney Holdings, Inc.
  6.500%, 08/15/03                                          35               35
State Street Corp.
  5.950%, 09/15/03                                         650              656
                                                               -----------------
                                                                          5,636
                                                               -----------------
Food & Beverages -- 6.5%
Anheuser Busch Cos., Inc.
  6.750%, 08/01/03                                       1,530            1,537
Coca-Cola Co.
  6.000%, 07/15/03                                         570              571
CPC International, Inc.
  6.875%, 10/15/03                                         410              415
Pepsi Bottling Holdings, Inc. 144A @
  5.375%, 02/17/04                                       4,186            4,291
Pepsico Capital **
  2.218%, 04/01/04                                         401              396
Unilever Capital Corp.
  6.750%, 11/01/03                                         984            1,001
                                                               -----------------
                                                                          8,211
                                                               -----------------
Insurance -- 2.1%
Metropolitan Life Insurance Co. 144A
  6.300%, 11/01/03                                       2,425            2,464
New York Life Insurance Co. 144A                           200              205
  6.400%, 12/15/03
                                                               -----------------
                                                                          2,669
                                                               -----------------
Machinery & Heavy Equipment -- 1.8%
Caterpillar Financial Services Corp.
  7.580%, 07/07/03                                         100              100
  7.590%, 12/10/03                                       1,350            1,387
  6.700%, 10/15/03                                          20               20
  5.170%, 08/08/03                                         300              301
The Stanley Works
  5.750%, 03/01/04                                         350              360
                                                               -----------------
                                                                          2,168
                                                               -----------------
Oil & Gas -- 0.3%
BP America
  9.875%, 03/15/04                                         405              429
                                                               -----------------

Retail -- 1.1%
CVS Corp. 144A
  5.500%, 02/15/04                                         300              307
CVS Corp.
  5.500%, 02/15/04                                          15               15
McDonald's Corp.
  5.150%, 07/01/04                                         810              842
Wal Mart Stores, Inc.
  7.500%, 05/15/04
                                                           208              219
                                                               -----------------
                                                                          1,383
                                                               -----------------
Telecommunications -- 6.5%
Bellsouth Telecommunications
  6.375%, 06/15/04                                       1,069            1,122
SBC Communications, Inc.
  7.000%, 07/15/04                                          50               53
  7.000%, 07/15/04                                         340              361
Verizon Communications, Inc.
  5.875%, 09/01/03                                         500              504
  5.625%, 11/01/03                                       1,365            1,382
  1.659%, 12/17/03                                       2,300            2,300

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Verizon Communciations, Inc. (continued)
  6.000%, 01/15/04                              $          395  $           405
  5.875%, 02/01/04                                         175              179
  6.250%, 02/15/04                                       1,215            1,251
  6.750%, 03/15/04                                          85               88
Vodafone Group Plc
  7.000%, 10/01/03                                         500              508
                                                               -----------------
                                                                          8,153
                                                               -----------------
TOTAL CORPORATE BONDS
(Cost $54,937)                                                           54,937
                                                               -----------------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 3.3%
--------------------------------------------------------------------------------
Automobiles & Related -- 1.2%
Toyota Motor Credit Corp.
  5.030%, 07/16/04                                       1,500            1,561
                                                               -----------------

Banking -- 0.2%
Bank of America Corp.
  5.750%, 03/01/04                                         151              155
Security Pacific Corp.
  9.800%, 07/01/03                                         100              100

                                                               -----------------
                                                                            255
                                                               -----------------
Computers & Office Equipment -- 0.6%
IBM Corp.
  5.370%, 09/22/03                                         190              192
  5.100%, 11/10/03                                         350              355
  5.250%, 12/01/03                                         170              173
                                                               -----------------
                                                                            720
                                                               -----------------
Finance -- 0.0%
UBS Paine Webber Group, Inc.
  6.730%, 01/20/04                                          20               20
                                                               -----------------


Machinery & Heavy Equipment -- 0.2%
Caterpillar Financial Services Corp.
  5.470%, 10/01/03                                         150              152
  6.090%, 03/01/04                                          75               77
                                                               -----------------
                                                                            229
                                                               -----------------
Telecommunications -- 1.1%
BellSouth Communications, Inc. ESOP
  9.125%, 07/01/03                                         985              985
SBC Communications, Inc.
  6.125%, 12/15/03                                         366              374
                                                               -----------------
                                                                          1,359
                                                               -----------------
TOTAL MEDIUM TERM NOTES
(Cost $4,144)                                                             4,144
                                                               -----------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 13.6%
--------------------------------------------------------------------------------
Federal National Mortgage Association
  5.625%, 05/14/04                                         300              312
Federal Home Loan Bank Discount Note
  0.750%, 07/01/03                                      15,500           15,500
Federal Home Loan Bank
  7.360%, 07/01/04                                         105              111
  5.720%, 08/25/03                                         170              171
  5.125%, 09/15/03                                         580              585
  5.275%, 11/20/03                                         275              279
  2.720%, 11/28/03                                         110              111
Tennessee Valley Authority
  4.750%, 07/15/04                                         100              104
                                                               -----------------
TOTAL AGENCY OBLIGATIONS
(Cost $17,173)                                                           17,173
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE MONEY MARKET FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*** -- 11.3%
--------------------------------------------------------------------------------
Healthcare -- 1.9%
Barton Healthcare, LLC
  1.200%, 02/15/25                              $          355  $           355
Fairview Hospital & Healthcare Services
  1.050%, 11/01/15                                         400              400
Health Insurance Plan of Greater NY
  1.060%, 07/01/16                                         400              400
St. Francis Healthcare Foundation
  1.900%, 08/01/12                                       1,290            1,290
                                                               -----------------
                                                                          2,445
                                                               -----------------
Municipal Bonds -- 7.2%
Berks County, PA, Ind. Development Auth.
  1.140%, 06/01/15                                         455              455
Bloomfield, NM
  1.200%, 11/15/10                                         600              600
Columbia County, GA Development Auth.
  1.050%, 03/01/10                                       1,200            1,200
Durham, NC, Certificates of Participation
  1.050%, 07/01/03                                         500              500
Espanola, NM
  1.200%, 11/15/10                                         600              600
Harris County, TX, Sports Auth. Special Revenue
  1.050%, 11/15/30                                       2,200            2,200
Illinois Development Finance Authority
  1.200%, 11/01/14                                         600              600
Montgomery County, PA Ind. Development Auth.
  1.140%, 03/01/10                                         840              840
Philadelphia, PA Ind. Development Auth.
  1.000%, 07/01/10                                       1,400            1,400
Silver City, NM                                            600              600
  1.200%, 11/15/10                                             -----------------
                                                                          8,995
                                                               -----------------
Parking Facilities -- 1.6%
Liliha Parking LP
  1.900%, 08/01/24                                       2,060            2,060
                                                               -----------------

Warehousing -- 0.6%
GMG Warehouse, LLC
  1.200%, 05/15/25                                         700              700
                                                               -----------------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $14,200)                                                           14,200
                                                               -----------------

                                                   Number of
                                                    Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds-Tempfund                                     6,049,443            6,049
Evergreen Prime Cash Management
  Money Market Fund                                    224,475              225
Janus Money Market Fund, Inc.                           12,817               13
                                                               -----------------
TOTAL SHORT-TERM INVESTMENTS                                              6,287
(Cost $6,287)                                                  -----------------

                                                                     Value
                                                                     (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL INVESTMENTS --- 99.5%
 (Cost $125,206) (a)                                            $       125,206

OTHER ASSETS IN EXCESS
 OF LIABILITES --- 0.5%                                                     657
                                                               -----------------


NET ASSETS APPLICABLE TO 125,862,218
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                               $       125,863
                                                               =================
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $          1.00
                                                               =================
(a) Cost for Federal income tax purposes.
 ** Effective Yield
*** The rate shown is the rate as of June 30, 2003, and the
    maturity is the next interest readjustment date.
  @ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.


    Maturity             Amount                % of
    Schedule            Par (000)            Portfolio            (Cumulative)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     1  -  7 days         $ 52,007                 41.9%                   41.9%
      8 - 14 days            1,080                  0.9%                   42.8%
     15 - 30 days            2,860                  2.3%                   45.1%
     31 - 60 days           13,995                 11.3%                   56.4%
     61 - 90 days            2,530                  2.0%                   58.4%
    91 - 120 days            4,775                  3.8%                   62.2%
   121 - 150 days            8,831                  7.1%                   69.3%
    over 150 days           38,111                 30.7%                  100.0%
                           -------                ------
                         $ 124,189                100.0%
                           =======                ======

Average Weighted Maturity -- 71.54 days
The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE QUALITY BOND FUND
                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 8.7%
--------------------------------------------------------------------------------
Automobiles & Related -- 1.6%
Ford Motor Co.
  7.450%, 07/16/31                              $        1,000  $           916
General Motors Acceptance Corp.
  8.000%, 11/01/31                                       2,000            1,962
                                                               -----------------
                                                                          2,878
                                                               -----------------
Cable Operators -- 0.8%
Tele-Communications, Inc.
  9.875%, 06/15/22                                       1,000            1,363
                                                               -----------------
Commercial Services -- 0.7%
Cendant Corp.
  7.125%, 03/15/15                                       1,000            1,159
                                                               -----------------
Computer Services & Software -- 0.6%
Electronic Data Systems Corp.
  7.450%, 10/15/29                                       1,000            1,020
                                                               -----------------
Diversified Operations -- 0.6%
Bombadier, Inc. 144A @
  6.750%, 05/01/12                                       1,000            1,025
                                                               -----------------
Financial Services -- 0.7%
CIT Group, Inc.
  7.750%, 04/02/12                                       1,000            1,192
                                                               -----------------
Healthcare -- 0.5%
Tenet Healthcare Corp.
  7.375%, 02/01/13                                       1,000              965
                                                               -----------------
Oil & Gas -- 0.6%
Tennessee Gas Pipeline Co.
  8.375%, 06/15/32                                       1,000            1,088
                                                               -----------------
Paper & Related Products -- 0.6%
Abitibi-Consolidated, Inc.
  8.850%, 08/01/30                                       1,000            1,063
                                                               -----------------
Telecommunications -- 2.0%
AT&T Corp.
  8.500%, 11/15/31                                       2,000            2,268
Sprint Capital Corp.
  8.750%, 03/15/32                                       1,000            1,197
                                                               -----------------
                                                                          3,465
                                                               -----------------
TOTAL CORPORATE BONDS
  (Cost $13,679)                                                         15,218
                                                               -----------------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 0.6%
--------------------------------------------------------------------------------
Associates Corp. N.A.
  7.750%, 02/15/05                                       1,000            1,094
                                                               -----------------
  (Cost $1,002)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.0%
--------------------------------------------------------------------------------
U.S. Treasury Bonds -- 9.6%
  5.375%, 02/15/31                                      15,100           17,003
                                                               -----------------
U.S. Treasury Notes -- 0.4%
  5.750%, 11/15/05                                         725              798
                                                               -----------------

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (continued)
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes -- 5.0%
  3.375%, 01/15/07                              $        7,000  $         8,919
                                                               -----------------

TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $25,319)                                                         26,720
                                                               -----------------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 47.0%
--------------------------------------------------------------------------------
Federal Home Loan Bank -- 13.8%
  0.950%, 07/01/03                                      24,500           24,500
                                                               -----------------

Federal Home Loan Mortgage Corp. -- 0.1%
  5.500%, 08/15/21 ++                                    1,173               95
                                                               -----------------

Federal National Mortgage Association -- 31.0%
  5.500%, 05/25/19 ++                                    6,793              577
  6.000%, 07/01/33                                      11,000           11,430
  6.500%, 01/01/28                                         680              710
  6.500%, 01/01/29                                         609              636
  6.500%, 01/01/29                                         252              263
  6.500%, 01/01/29                                         638              666
  6.500%, 01/01/33                                       1,581            1,649
  6.500%, 02/01/31                                         605              631
  6.500%, 02/01/32                                         608              634
  6.500%, 02/01/33                                       1,484            1,548
  6.500%, 04/01/28                                         411              430
  6.500%, 04/01/32                                         622              648
  6.500%, 04/01/32                                         380              397
  6.500%, 04/01/32                                         550              573
  6.500%, 05/01/31                                         623              650
  6.500%, 06/01/31                                         110              114
  6.500%, 06/01/32                                         678              707
  6.500%, 08/01/29                                         119              124
  6.500%, 08/01/31                                         108              113
  6.500%, 08/01/32                                         597              622
  6.500%, 08/01/32                                         519              541
  6.500%, 08/01/32                                         613              639
  6.500%, 09/01/31                                         280              292
  6.500%, 11/01/31                                         644              672
  6.500%, 11/01/31                                         642              669
  6.500%, 11/01/32                                         397              414
  7.000%, 07/01/33                                      11,628           12,246
  7.000%, 12/01/32                                      15,587           16,415
                                                               -----------------
                                                                         55,009
                                                               -----------------
Government National Mortgage Association -- 2.1%
  9.000%, 10/15/30                                         816              889
  9.000%, 10/15/30                                         162              177
  9.000%, 10/15/30                                       1,026            1,118
  9.000%, 11/15/30                                         174              189
  9.000%, 11/15/30                                         540              588
  9.000%, 11/15/30                                         181              197
  9.000%, 11/15/30                                         610              665
                                                               -----------------
                                                                          3,823
                                                               -----------------
TOTAL AGENCY OBLIGATIONS
  (Cost $83,565)                                                         83,428
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE QUALITY BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.8%
--------------------------------------------------------------------------------
Bank Of America Commercial Mortgage, Inc.
  7.109%, 11/15/31                              $        5,544  $         6,295
Conseco Finance Securitizations Corp.
  5.790%, 04/01/24                                       4,000            4,090
  6.850%, 05/15/19                                       5,446            5,557
  7.210%, 02/01/32                                         203              207
  7.470%, 02/01/32                                       3,500            3,626
  7.620%, 05/01/31                                       3,000            3,114
  7.730%, 04/01/32                                       1,000            1,046
GE Capital Commercial Mortgage Corp.
  6.079%, 05/15/33                                       3,495            3,854
Green Tree Financial Corp.
  5.760%, 11/01/18                                       1,000            1,005
  6.080%, 12/01/30                                         851              862
  6.060%, 04/01/18                                       1,317            1,328
  7.330%, 04/01/31                                       4,000            4,100
LB-UBS Commercial Mortgage Trust
  5.401%, 03/15/26                                       3,466            3,711
  6.058%, 06/15/20                                       3,751            4,122
Morgan Stanley Capital I
  6.950%, 12/12/05                                         837              913
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                                       3,487            3,828
  7.520%, 07/15/08                                       1,468            1,672
                                                               -----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $48,781)                                                         49,330
                                                               -----------------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 3.7%
--------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
  5.380%, 06/25/07                                       4,145            4,324
Railcar Leasing L.L.C.
  7.125%, 01/15/13                                       2,000            2,319
                                                               -----------------
TOTAL ASSET BACKED SECURITIES
  (Cost $6,012)                                                           6,643
                                                               -----------------

                                                  Number of          Value
                                                    Shares           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempFund                                   8,657,359  $         8,657
Evergreen Prime Cash Management
  Money Market Fund                                  8,273,556            8,274
Janus Money Market Fund, Inc.                           10,514               10
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $16,941)                                                         16,941
                                                               -----------------
TOTAL INVESTMENTS -- 112.3%
  (Cost $195,299) (a)                                                   199,374

LIABILITES IN EXCESS
  OF OTHER ASSETS -- (12.3)%                                           (21,829)
                                                               -----------------

NET ASSETS APPLICABLE TO 16,079,970
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $       177,545
                                                               =================


NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         11.04
                                                               =================

---------------------------------------------------------------
++ IO - Interest Only Security


(a) At June 30, 2003, the cost for Federal income tax purposes was $195,299,042. Net unrealized appreciation was $4,250,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,757,102 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($506,422).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 91.7%
--------------------------------------------------------------------------------
Aerospace & Defense -- 1.0%
Anteon Corp.
  12.000%, 05/15/09                             $          150  $           165
Aviall, Inc. 144A @
  7.625%, 07/01/11                                         200              203
Sequa Corp.
  9.000%, 08/01/09                                          50               53
Vought Aircraft Industries, Inc. 144A @
  8.000%, 07/15/11                                         300              302
                                                               -----------------
                                                                            723
                                                               -----------------
Automobiles & Related -- 1.9%
ArvinMeritor, Inc.
  8.750%, 03/01/12                                          50               56
Dana Corp.
  10.125%, 03/15/10                                        150              165
  9.000%, 08/15/11                                         100              108
General Motors Corp.
  7.125%, 07/15/13                                          75               75
HLI Operating Co., Inc. 144A @
  10.500%, 06/15/10                                        175              184
Motors and Gears, Inc.
  10.750%, 11/15/06                                        100               88
Tenneco Automotive, Inc.
  10.250%, 07/15/13 144A @                                 175              177
  11.625%, 10/15/09                                         50               44
TRW Automotive, Inc. 144A @
  9.375%, 02/15/13 144A @                                  325              353
  11.000%, 02/15/13 144A @                                 150              164
                                                               -----------------
                                                                          1,414
                                                               -----------------
Broadcast/Media -- 6.9%
Coaxial LLC
  22.283%**, 08/15/08                                      450              446
EchoStar DBS Corp.
  9.125%, 01/15/09                                         700              782
  9.375%, 02/01/09                                          25               27
  10.375%, 10/01/07                                         75               83
Gray Television, Inc.
  9.250%, 12/15/11                                         150              166
Paxson Communications Corp.
  10.750%, 07/15/08                                        125              134
  15.630%**, 01/15/09                                      325              271
Quebecor Media, Inc.
  11.125%, 07/15/11                                        500              572
Radio One, Inc.
  8.875%, 07/01/11                                         150              165
Radio Unica Corp.
  11.750%, 08/01/06                                        425              286
Salem Communications Holdings Corp.
  9.000%, 07/01/11                                         350              377
Sinclair Broadcast Group 144A @
  8.000%, 03/15/12                                         250              264
Spanish Broadcasting System, Inc.
  9.625%, 11/01/09                                         375              398
Vivendi Universal SA 144A @
  9.250%, 04/15/10                                         500              569
XM Satellite Radio, Inc.
  12.000%, 06/15/10 144A @                                 150              147
  19.642%**, 12/31/09                                      230              164

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Broadcast/Media -- (continued)
Young Broadcasting, Inc.
  8.750%, 06/15/07                              $          102  $           104
  10.000%, 03/01/11                                        227              246
                                                               -----------------
                                                                          5,201
                                                               -----------------
Building & Building Supplies -- 3.5%
Ainsworth Lumber Co. Ltd.
  13.875%, 07/15/07                                        350              397
American Builders & Contractors Supply Co.
  10.625%, 05/15/07                                        500              519
Associated Materials, Inc.
  9.750%, 04/15/12                                         350              382
Brand Services, Inc.
  12.000%, 10/15/12                                        225              257
D.R. Horton, Inc.
  8.500%, 04/15/12                                          25               28
Mobile Mini, Inc. 144A @
  9.500%, 07/01/13                                         100              103
Nortek, Inc.
  9.875%, 06/15/11                                         200              211
The Ryland Group, Inc.
  9.125%, 06/15/11                                         300              343
Texas Industries, Inc. 144A @
  10.250%, 06/15/11                                        175              183
WCI Communities, Inc.
  10.625%, 02/15/11                                        100              110
  9.125%, 05/01/12                                          75               80
                                                               -----------------
                                                                          2,613
                                                               -----------------
Cable Operators -- 2.3%
Charter Communications Holdings LLC
  11.125%, 01/15/11                                        375              291
  10.000%, 05/15/11                                         50               36
  10.750%, 10/01/09                                        325              252
CSC Holdings, Inc.
  7.625%, 04/01/11                                         350              354
Insight Communications Co., Inc.
  15.160%**, 02/15/11                                      450              373
Mediacom Broadband LLC
  7.875%, 02/15/11                                         175              174
  11.000%, 07/15/13                                        250              278
                                                               -----------------
                                                                          1,758
                                                               -----------------
Chemicals -- 6.1%
Applied Extrusion Technologies, Inc.
  10.750%, 07/01/11                                         50               37
Arco Chemical Co.
  9.800%, 02/01/20                                         175              154
Avecia Group PLC
  11.000%, 07/01/09                                        300              271
Equistar Chemicals LP 144A @
  10.625%, 05/01/11                                         50               51
Hercules, Inc.
  11.125%, 11/15/07                                        275              320
Huntsman ICI Chemicals
  10.125%, 07/01/09                                        300              288
Huntsman Advanced Materials LLC 144A @
  11.000%, 07/15/10                                        175              182
Huntsman International LLC
  9.875%, 03/01/09                                         250              260
  10.125%, 07/01/09                                        100              107

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chemicals -- (continued)
Koppers Industry, Inc.
  9.875%, 12/01/07                              $          450  $           465
Kronos International, Inc.
  8.875%, 06/30/09                                         125              150
Lyondell Chemical Co.
  9.500%, 12/15/08                                         150              142
  9.625%, 05/01/07                                          25               24
MacDermid, Inc.
  9.125%, 07/15/11                                         325              363
Messer Griesheim Holding AG
  10.375%, 06/01/11                                        175              228
Noveon, Inc. 144A @
  13.000%, 08/31/11                                        350              361
Omnova Solutions, Inc. 144A @
  11.250%, 06/01/10                                        175              186
Polyone Corp. 144A @
  10.625%, 05/15/10                                         75               73
Resolution Performance Products LLC
  9.500%, 04/15/10                                         175              182
Rhodia SA 144A @
  8.000%, 06/01/10                                          75               91
  8.875%, 06/01/11                                         100              104
  9.250%, 06/01/11                                         100              118
Salt Holdings Corp., Inc. 144A @
  12.148%**, 06/01/13                                      425              247
  12.472%**, 12/15/12                                      325              224
                                                               -----------------
                                                                          4,628
                                                               -----------------
Computer - Internet Services & Software -- 0.0%
Globix Corp.
  11.000%, 05/01/08                                         44               33
                                                               -----------------

Computer Services & Software -- 0.1%
Seagate Technology Hdd Holdings
  8.000%, 05/15/09                                          75               81
                                                               -----------------

Consumer Products -- 1.0%
American Acheivement Corp.
  11.625%, 01/01/07                                        150              161
Jostens, Inc.
  12.750%, 05/01/10                                        500              590
                                                               -----------------
                                                                            751
                                                               -----------------
AEP Industries, Inc.
  9.875%, 11/15/07                                         200              184
Bway Corp. 144A @
  10.000%, 10/15/10                                        300              304
Constar International, Inc.
  11.000%, 12/01/12                                        225              243
Crown Holdings, Inc. 144A @
  9.500%, 03/01/11                                         300              324
  10.875%, 03/01/13                                        150              163
Graham Packaging Co. 144A @
  8.750%, 01/15/08                                         100               99
Greif Brothers Corp. 144A @
  8.875%, 08/01/12                                         100              107
Owens-Brockway Glass Container, Inc. 144A @
  7.750%, 05/15/11                                         100              106
  8.250%, 05/15/13                                         175              183
  8.875%, 02/15/09                                         300              326

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Containers -- 5.4%
Owens-Illinois, Inc.
  7.150%, 05/15/05                              $           50  $            51
  7.350%, 05/15/08                                          75               75
Packaged Ice, Inc.
  9.750%, 02/01/05                                         200              202
Plastipak Holdings, Inc.
  10.750%, 09/01/11                                        425              455
Pliant Corp. 144A @
  11.125%, 09/01/09                                        175              186
Silgan Holdings, Inc.
  9.000%, 06/01/09                                         500              518
Smurfit Capital Funding plc
  6.750%, 11/20/05                                          50               52
Stone Container Corp.
  8.375%, 07/01/12                                          50               54
  9.750%, 02/01/11                                         150              164
Stone Container Finance - Canada 144A @
  11.500%, 08/15/06                                        300              320
                                                               -----------------
                                                                          4,116
                                                               -----------------
Cosmetics & Toiletries -- 0.9%
American Safety Razor Co.
  9.875%, 08/01/05                                         100               93
Armkel LLC
  9.500%, 08/15/09                                         325              362
Playtex Products, Inc.
  9.375%, 06/01/11                                         200              200
                                                               -----------------
                                                                            655
                                                               -----------------
Diversified Operations -- 1.3%
Fisher Scientific International, Inc.
  8.125%, 05/01/12                                         175              187
Hedstrom Holdings, Inc.
  12.000%, 06/01/09 #                                       50                -
Rexnord Corp. 144A @
  10.125%, 12/15/12                                        300              330
Tyco International Group 144A @
  2.750%, 01/15/18                                         383              413
  3.125%, 01/15/23                                          67               73
                                                               -----------------
                                                                          1,003
                                                               -----------------
Electronic Comonents & Semiconductors-- 2.3%
AMI Semiconductor, Inc. 144A @
  10.750%, 02/01/13                                        125              141
Amkor Technologies, Inc. 144A @
  7.750%, 05/15/13                                         175              166
Asat Finance LLC
  12.500%, 11/01/06                                        244              210
Chippac International Ltd.
  12.750%, 08/01/09                                        200              225
Fairchild Semiconductor International, Inc.
  10.500%, 02/01/09                                        100              113
Flextronics International Ltd.
  9.875%, 07/01/10                                         425              465
On Semiconductor Corp.
  12.000%, 03/15/10                                        100              111
  13.000%, 05/15/08                                        200              202
Sanmina-SCI Corp. 144A @
  10.375%, 01/15/10                                        125              139
                                                               -----------------
                                                                          1,772
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Energy Resources & Services -- 6.3%
AES Corp.
  8.375%, 08/15/07                              $          200  $           190
  8.500%, 11/01/07                                         275              261
  9.000%, 05/15/15 144A @                                  325              340
  10.250%, 07/15/06                                         75               74
Allegheny Energy Supply Co. LLC 144A @
  8.750%, 04/15/12                                         225              192
Aquila, Inc. 144A @
  14.875%, 07/01/12                                        100              107
Calpine Canada Energy Finance Ulc
  8.500%, 05/01/08                                          75               59
Calpine Corp.
  8.500%, 02/15/11                                         250              188
  8.625%, 08/15/10                                         125               94
CMS Energy Corp.
  9.875%, 10/15/07                                         350              373
Compagine Genera De Geophysique SA (CGG)
  10.625%, 11/15/07                                        200              205
DPL, Inc.
  8.250%, 03/01/07                                         125              142
Dynegy Holdings, Inc.
  8.750%, 02/15/12                                         125              116
Frontier Escrow Corp. 144A @
  8.000%, 04/15/13                                          50               52
Illinois Power Co. 144A @
  11.500%, 12/15/10                                        175              200
Luscar Coal Ltd.
  9.750%, 10/15/11                                         125              143
Northwestern Corp.
  7.875%, 03/15/07                                          75               60
  8.750%, 03/15/12                                         125               97
Orion Power Holdings, Inc.
  12.000%, 05/01/10                                        225              261
Reliant Resources, Inc. 144A @
  9.500%, 07/15/13                                         200              201
South Point Energy Center LLC 144A @
  8.400%, 05/30/12                                         119              118
  9.825%, 05/30/19                                         325              305
Synagro Technologies, Inc.
  9.500%, 04/01/09                                         350              374
Teco Energy, Inc.
  7.000%, 05/01/12                                         200              195
  7.200%, 05/01/11                                          75               74
  7.500%, 06/15/10                                          25               26
TNP Enterprises, Inc.
  10.250%, 04/01/10                                        125              125
Universal Compression, Inc. 144A @
  7.250%, 05/15/10                                         200              207
                                                               -----------------
                                                                          4,779
                                                               -----------------
Entertainment & Leisure -- 2.1%
AMC Entertainment, Inc.
  9.875%, 02/01/12                                         200              215
AMF Bowling Worldwide, Inc.
  13.000%, 09/01/08                                        225              245
Hockey Co.
  11.250%, 04/15/09                                        250              275
Penn National Gaming, Inc.
  11.125%, 03/01/08                                        325              360

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Entertainment & Leisure -- (continued)
Six Flags, Inc.
  8.875%, 02/01/10                              $          200  $           192
  9.500%, 02/01/09                                         150              148
Town Sports International, Inc. 144A @
  9.625%, 04/15/11                                          50               52
Universal City Development Partners 144A @
  11.750%, 04/01/10                                        100              110
                                                               -----------------
                                                                          1,597
                                                               -----------------
Finance -- 0.5%
Bluewater Finance Ltd. 144A @
  10.250%, 02/15/12                                         75               74
FBOP Capital Trust II 144A @
  10.000%, 01/15/09                                        150              161
Ucar Finance, Inc.
  10.250%, 02/15/12                                        175              172
                                                               -----------------
                                                                            407
                                                               -----------------
Food & Beverages -- 3.5%
Agrilink Foods, Inc.
  11.875%, 11/01/08                                        275              296
B&G Foods, Inc.
  9.625%, 08/01/07                                         225              232
Burns Philp Capital Property Ltd.
  10.750%, 02/15/11                                        175              182
Dimon Inc.
  9.625%, 10/15/11                                         325              357
Doane Pet Care Co.
  10.750%, 03/01/10                                        175              191
Dole Foods Co. 144A @
  8.875%, 03/15/11                                         250              265
Dole Foods Co.
  8.625%, 05/01/09                                          75               79
Dominos, Inc. 144A @
  8.250%, 07/01/11                                         100              103
Le-Natures, Inc. 144A @
  9.000%, 06/15/13                                         400              412
Luigino's, Inc.
  10.000%, 02/01/06                                        300              312
Merisant Company 144A @
  9.500%, 07/15/13                                         200              207
                                                               -----------------
                                                                          2,636
                                                               -----------------
Healthcare -- 0.6%
Concentra Operating Corp.
  13.000%, 08/15/09                                        275              299
Triad Hospital Holdings, Inc.
  11.000%, 05/15/09                                        150              165
                                                               -----------------
                                                                            464
                                                               -----------------
Home Furnishings - Housewares -- 0.2%
Sealy Mattress Co.
  9.875%, 12/15/07                                         175              174
                                                               -----------------

Hotels & Gaming -- 5.5%
Ameristar Casinos, Inc.
  10.750%, 02/15/09                                        300              340
Argosy Gaming Co.
  10.750%, 06/01/09                                        325              356
Courtyard By Marriott
  10.750%, 02/01/08                                        450              449
Hard Rock Hotel, Inc. 144A @
  8.875%, 06/01/13                                         200              209

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hotels & Gaming -- (continued)
Pinnacle Entertainment, Inc.
  9.250%, 02/15/07                              $          425  $           419
Hollywood Park
  9.500%, 08/01/07                                          25               25
Host Marriott LP
  9.500%, 01/15/07                                         175              188
Isle of Capri Casinos, Inc.
  8.750%, 04/15/09                                         150              160
John Q. Hammons Hotels, Inc.
  8.875%, 05/15/12                                         350              367
La Quinta Corp.
  7.400%, 09/15/05                                         150              156
La Quinta Properties, Inc. 144A @
  8.875%, 03/15/11                                         375              399
Meristar Hospitality Corp.
  9.000%, 01/15/08                                         125              123
  9.125%, 01/15/11                                         100               98
Mikohn Gaming Corp.
  11.875%, 08/15/08                                        300              296
Old Evangeline Downs LC 144A @
  13.000%, 03/01/10                                        125              128
Turning Stone Casino Resort Enterprise 144A @
  9.125%, 12/15/10                                         100              107
Venetian Casino Resort LLC
  11.000%, 06/15/10                                        325              366
                                                               -----------------
                                                                          4,186
                                                               -----------------
Human Resources -- 0.1%
MSX International, Inc.
  11.375%, 01/15/08                                        100               62
                                                               -----------------

Machinery & Heavy Equipment -- 0.7%
Cummins, Inc. 144A @
  9.500%, 12/01/10                                         100              113
Joy Global, Inc.
  8.750%, 03/15/12                                          25               27
National Waterworks, Inc.
  10.500%, 12/01/12                                        250              277
Numatics, Inc.
  9.625%, 04/01/08                                         225              139
                                                               -----------------
                                                                            556
                                                               -----------------
Manufacturing -- 1.4%
Actuant Corp.
  13.000%, 05/01/09                                        390              456
Alfa Laval Special Finance AB
  12.125%, 11/15/10                                         65               91
Esterline Technologies Corp. 144A @
  7.750%, 06/15/13                                          50               51
Herbst Gaming, Inc.
  10.750%, 09/01/08                                        150              166
International Utitity Structures, Inc.
  13.000%, 02/01/08                                        200               10
JohnsonDiversey, Inc.
  9.625%, 05/15/12                                         250              279
                                                               -----------------
                                                                          1,053
                                                               -----------------
Medical Services & Equipment -- 2.6%
ALARIS Medical, Inc.
  11.167%**, 08/01/08                                      325              343
Alliance Imaging, Inc.
  10.375%, 04/15/11                                        175              183

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Medical Services & Equipment -- (continued)
Ameripath, Inc. 144A @
  10.500%, 04/01/13                             $          200  $           215
Bio-Rad Laboratories, Inc.
  11.625%, 02/15/07                                        400              440
HMP Equity Holdings Corp. 144A @
  15.899%**, 05/15/08                                      150               76
Insight Health Services Corp.
  9.875%, 11/01/11                                         200              210
Kinetic Concepts, Inc.
  9.625%, 11/01/07                                         250              260
Vicar Operating, Inc.
  9.875%, 12/01/09                                         225              246
                                                               -----------------
                                                                          1,973
                                                               -----------------
Metal Components & Products -- 1.7%
Bethlehem Steel Corp.
  10.375%, 09/01/03 #                                      200                4
Gerdau AmeriSteel Corp.
  6.500%, 04/30/07                                         300              172
Earle M. Jorgensen Co.
  9.750%, 06/01/12                                         450              477
Russel Metals, Inc.
  10.000%, 06/01/09                                        300              323
Trimas Corp.
  9.875%, 06/15/12                                         325              333
                                                               -----------------
                                                                          1,309
                                                               -----------------
Metals & Mining -- 2.4%
AK Steel Corp.
  7.750%, 06/15/12                                         500              415
Arch Western Finance LLC 144A @
  6.750%, 07/01/13                                         175              179
Better Minerals & Aggregate Co.
  13.000%, 09/15/09                                        350              233
Compass Minerals Group, Inc.
  10.000%, 08/15/11                                        125              140
Gerdau AmeriSteel Corp. 144A @
  10.375%, 07/15/11                                        175              171
IPSCO, Inc. 144A @
  8.750%, 06/01/13                                          50               51
Schuff Steel Co.
  10.500%, 06/01/08                                        175              140
Steel Dynamics, Inc.
  9.500%, 03/15/09                                         300              314
United States Steel Corp.
  9.750%, 05/15/10                                         175              178
Weirton Steel Corp.
  0.500%, 04/01/08                                         138               18
                                                               -----------------
                                                                          1,839
                                                               -----------------
Office Equipment & Services -- 0.4%
IPC Acquisition Corp.
  11.500%, 12/15/09                                        250              265
                                                               -----------------

Oil & Gas -- 3.2%
ANR Pipeline Co. 144A @
  8.875%, 03/15/10                                          50               55
Chesapeake Energy Corp.
  9.000%, 08/15/12                                         150              167
Dynegy Roseton/Danskammer LLC 144A @
  7.270%, 11/08/10                                         275              247
Encore Acquisition Co.
  8.375%, 06/15/12                                         100              107

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas -- (continued)
Hanover Equipment Trust
  8.750%, 09/01/11                              $           75  $            79
Magnum Hunter Resources, Inc.
  9.600%, 03/15/12                                          50               55
  10.000%, 06/01/07                                         64               66
Southern Natural Gas Co. 144A @
  8.875%, 03/15/10                                         125              136
Stone Energy Corp.
  8.250%, 12/15/11                                         100              106
Swift Energy Co.
  9.375%, 05/01/12                                          25               27
  10.250%, 08/01/09                                        325              349
Westport Resources Corp.
  8.250%, 11/01/11                                          75               82
Williams Cos., Inc.
  7.500%, 01/15/31                                         275              260
  7.625%, 07/15/19                                         100               97
  8.125%, 03/15/12                                         150              154
  8.625%, 06/01/10                                         275              287
  8.750%, 03/15/32                                         175              182
                                                               -----------------
                                                                          2,456
                                                               -----------------
Paper & Related Products -- 3.3%
Ainsworth Lumber Co. Ltd.
  12.500%, 07/15/07                                         75               85
Fibermark, Inc.
  10.750%, 04/15/11                                        150              150
Four M Corp.
  12.000%, 06/01/06                                        375              377
Georgia-Pacific Corp.
  9.375%, 02/01/13 144A @                                  350              386
  9.875%, 11/01/21                                         150              151
Longview Fibre Co.
  10.000%, 01/15/09                                        450              499
MDP Acquisitions PLC
  9.625%, 10/01/12                                         325              359
  15.500%, 10/01/13                                        108              119
Potlatch Corp.
  10.000%, 07/15/11                                        300              333
U.S. Timberlands Klamath Falls LLC
  9.625%, 11/15/07                                          50               29
                                                               -----------------
                                                                          2,488
                                                               -----------------
Pharmaceuticals -- 0.1%
Alpharma, Inc. 144A @
  8.625%, 05/01/11                                          50               53
                                                               -----------------

Printing & Publishing -- 4.1%
American Media Operation, Inc.
  8.875%, 01/15/11 144A @                                   50               54
  10.250%, 05/01/09                                        150              162
Canwest Media, Inc.
  10.625%, 05/15/11                                        200              228
CBD Media, Inc. 144A @
  8.625%, 06/01/11                                          50               52
Dex Media East LLC
  9.875%, 11/15/09                                         100              112
  12.125%, 11/15/12                                        450              532
RH Donnelley Finance Corp. 144A @
  8.875%, 12/15/10                                          25               28
  10.875%, 12/15/12                                        475              553

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Printing & Publishing -- (continued)
Houghton Mifflin Co. 144A @
  9.785%, 02/01/13                              $          200  $           217
Liberty Group Publishing, Inc.
  11.625%, 02/01/09                                        325              304
Liberty Group Operating
  9.375%, 02/01/08                                         200              202
PRIMEDIA, Inc. 144A @
  8.000%, 05/15/13                                         275              282
TransWestern Publishing Co.
  9.625%, 11/15/07                                          50               52
Vertis, Inc.
  9.750%, 04/01/09 144A @                                  175              182
  10.875%, 06/15/09                                        150              150
                                                               -----------------
                                                                          3,110
                                                               -----------------
Real Estate -- 0.8%
AP Holdings, Inc. 144A @
  11.250%, 03/15/08                                        200               30
HMH Properties, Inc.
  7.875%, 08/01/08                                         175              178
LNR Property Corp.
  7.625%, 07/15/13 144A @                                   25               25
  10.500%, 01/15/09                                        325              348
                                                               -----------------
                                                                            581
                                                               -----------------
Recreational -- 0.3%
Ballys Total Fitness Holdings, Inc. 144A @
  10.500%, 07/15/11                                        225              226
                                                               -----------------

Rental Auto - Equipment -- 0.2%
Williams Scotsman, Inc.
  9.875%, 06/01/07                                         175              171
                                                               -----------------

Restaurants -- 0.3%
Advantica Restaurant Group, Inc.
  11.250%, 01/15/08                                        325              250
                                                               -----------------

Retail -- 3.5%
AmeriGas Partners LP / Eagle Finance Corp.
  8.875%, 05/20/11                                         375              409
AmeriGas Partners LP
  10.000%, 04/15/06                                        250              272
Barneys New York, Inc. 144A @
  9.000%, 04/01/08                                         100               90
Commemorative Brands, Inc.
  11.000%, 01/15/07                                        125              119
Dillards, Inc.
  7.375%, 06/01/06                                         150              151
Ferrellgas Partners LP
  8.750%, 06/15/12                                         250              271
Gap, Inc.
  9.900%, 12/15/05                                         225              253
  10.550%, 12/15/08                                        100              122
Jitney-Jungle Stores of America, Inc.
  10.375%, 09/15/07 #                                      250                -
  12.000%, 03/01/06 #                                      250                -
Levi Strauss & Co.
  12.250%, 12/15/12                                        175              146
Pantry, Inc.
  10.250%, 10/15/07                                        300              309

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retail -- (continued)
Petro Stopping Centers LP
  10.500%, 02/01/07                             $          550  $           547
                                                               -----------------
                                                                          2,689
                                                               -----------------
Services -  Commercial -- 0.6%
Brickman Group Ltd. 144A @
  11.750%, 12/15/09                                         75               84
Coinmatch Corp.
  9.000%, 02/01/10                                         150              161
Mail-Well, Inc.
  9.625%, 03/15/12                                         175              184
Worldspan LP 144A @
  9.625%, 06/15/11                                          50               51
                                                               -----------------
                                                                            480
                                                               -----------------
Special Purpose Entity -- 0.3%
Chukchansi Economic Development Authority 144A @
  14.500%, 06/15/09                                        200              220
                                                               -----------------

Telecommunications -- 9.7%
Alamosa Delaware, Inc.
  12.500%, 02/01/11                                        275              226
  13.625%, 08/15/11                                         25               21
Alamosa PCS Holdings, Inc.
  41.479%**, 02/15/10                                       50               29
Alaska Communications Systems Holdings, Inc.
  9.375%, 05/15/09                                         350              350
Avaya, Inc.
  11.125%, 04/01/09                                        225              246
Colt Telecom Group
  12.000%, 12/15/06                                        150              152
DirecTV Holdings LLC 144A @
  8.375%, 03/15/13                                         525              585
Dobson Communications Corp.
  10.875%, 07/01/10                                        225              243
Insight Midwest LP/Insight Capital, Inc.
  9.750%, 10/01/09 144A @                                   75               79
  10.500%, 11/01/10                                         25               27
Level 3 Communications, Inc.
  9.125%, 05/01/08                                         175              157
Lucent Technologies, Inc.
  6.450%, 03/15/29                                         300              206
MCI Communications Corp.
  6.500%, 04/15/10 #                                       300              228
  7.125%, 06/15/27 #                                       350              266
  7.750%, 03/23/25 #                                       100               76
Nextel Communications, Inc.
  9.500%, 02/01/11                                         200              222
  9.750%, 10/31/07                                          25               26
  9.950%, 02/15/08                                         175              183
 10.650%, 09/15/07                                         600              620
Nextel Partners, Inc.
  8.125%, 07/01/11 144A @                                   50               50
  11.000%, 03/15/10                                        150              162
  12.500%, 11/15/09                                         50               56
Nortel Networks Corp.
  6.875%, 09/01/23                                         300              264
Nortel Networks Ltd.
  6.125%, 02/15/06                                         125              121
Orbital Imaging Corp.
  11.625%, 03/01/05 #                                      100               30

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Pegasus Satellite Communications, Inc.
  11.250%, 01/15/10 144A @                      $          250  $           234
  35.684%**, 03/01/07                                       50               42
Qwest Corp. 144A @
  8.875%, 03/15/12                                         325              363
Qwest Services Corp. 144A @
  13.500%, 12/15/10                                        500              565
Rogers Cantel, Inc.
  9.750%, 06/01/16                                         175              203
  9.375%, 06/01/08                                         150              156
Rural Cellular Corp.
  9.750%, 01/15/10                                         150              133
Telecorp PCS, Inc.
  10.625%, 07/15/10                                        150              181
Time Warner Telecom LLC
  9.750%, 07/15/08                                          75               72
Time Warner Telecom, Inc.
  10.125%, 02/01/11                                        200              193
Tritel PCS, Inc.
  10.375%, 01/15/11                                        150              183
Triton PCS, Inc. 144A @
  8.500%, 06/01/13                                         200              215
Ubiquitel, Inc. 144A @
  14.719%**, 05/15/10                                       75               37
US Unwired, Inc.
  28.184%**, 11/01/09                                      400              164
                                                               -----------------
                                                                          7,366
                                                               -----------------
Textiles & Apparel -- 1.3%
Avondale Mills, Inc. 144A @
  10.250%, 07/01/13                                        250              251
Collins & Aikman Floor Cover
  9.750%, 02/15/10                                         200              209
Dan River, Inc. 144A @
  12.750%, 04/15/09                                         50               45
Dyersburg Corp.
  9.750%, 09/01/07 #                                       450                -
Interface, Inc.
  10.375%, 02/01/10                                        300              288
Simmons Co.
  10.250%, 03/15/09                                        150              160
                                                               -----------------
                                                                            953
                                                               -----------------
Transportation & Related Services -- 2.2%
Continental Airlines, Inc.
  6.503%, 06/15/11                                          75               73
  8.048%, 11/01/20                                          90               89
Delta Air Lines, Inc.
  8.300%, 12/15/29                                         275              194
Laidlaw International, Inc. 144A @
  10.750%, 06/15/11                                        175              184
Northwest Airlines, Inc.
  9.875%, 03/15/07                                         150              118
Petro Stopping Centers Holdings Financial Corp.
 28.568%**, 08/01/08                                       350              191
Petroleum Helicopters, Inc.
  9.375%, 05/01/09                                         200              224
TravelCenters of America, Inc.
  12.750%, 05/01/09                                        500              575
                                                               -----------------
                                                                          1,648
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                     Par             Value
                                                    (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Waste Management -- 1.0%
Allied Waste North America, Inc.
  7.875%, 01/01/09                              $           75  $            78
  7.875%, 04/15/13                                         175              183
  9.250%, 09/01/12 144A @                                   75               83
Casella Waste Systems, Inc. 144A @
  9.750%, 02/01/13                                         325              345
IESI Corp.
  10.250%, 06/15/12                                        100              106
                                                               -----------------
                                                                            795
                                                               -----------------
TOTAL CORPORATE BONDS
(Cost $67,428)                                                           69,534
                                                               -----------------

                                                    Number
                                                  of Shares
--------------------------------------------------------------------------------
COMMON STOCKS -- 0.3%
--------------------------------------------------------------------------------
Broadcast/Media -- 0.1%
Granite Broadcasting Corp.*                             13,000               40
                                                               -----------------

Computer - Internet Services & Software -- 0.0%
Globix Corp.*                                            4,587               12
                                                               -----------------

Diversified Operations -- 0.0%
Hedstrom Holdings, Inc. 144A * @                         6,065                -
                                                               -----------------

Food & Beverages -- 0.0%
Pathmark Stores, Inc. 144A* @                            1,532               12
                                                               -----------------

Healthcare -- 0.0%
Mariner Health Care, Inc.*                                 381                2
                                                               -----------------

Printing & Publishing -- 0.2%
R.H. Donnelley Corp.*                                    4,000              146
                                                               -----------------

Telecommunications -- 0.0%
Adelphia Business Solutions, Inc.*                       2,490                -
                                                               -----------------

TOTAL COMMON STOCKS
(Cost $777)                                                                 212
                                                               -----------------

                                                    Number
                                                  of Shares
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 5.4%
--------------------------------------------------------------------------------
Broadcast/Media -- 1.0%
Cumulus Media, Inc. 13.750%                                177              189
Granite Broadcasting Corp. 12.750% *                       541              433
Paxson Communications Corp. 144A
  13.250%  @                                             1,111              109
                                                               -----------------
                                                                            731
                                                               -----------------
Cable Operators -- 1.1%
CSC Holdings, Inc. 11.125%                               6,359              652
CSC Holdings, Inc. 11.750%                               2,117              217
                                                               -----------------
                                                                            869
                                                               -----------------
Chemicals -- 0.8%
Avecia Group PLC 16.000%                                 8,164              139
Hercules Trust II 6.500%                                 7,250              428
                                                               -----------------
                                                                            567
                                                               -----------------

                                                   Number           Value
                                                  of Shares         (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS -- (continued)
--------------------------------------------------------------------------------
Energy Resources & Services -- 0.5%
TNP Enterprises, Inc. 14.500%                            5,480  $           411
                                                               -----------------

Finance -- 0.5%
Sinclair Capital 11.625%                                 3,850              405
                                                               -----------------

Metal Components & Products -- 0.0%
Weirton Steel Corp. 0.000% * #                           2,250                -
                                                               -----------------

Printing & Publishing -- 0.1%
PRIMEDIA, Inc. 8.625%                                      550               50
                                                               -----------------

Telecommunications -- 1.0%
Dobson Communications Corp. 12.250%                        134              133
Dobson Communications Corp. 12.250%                        129              128
e.spire Communications, Inc. 144A
  12.750% * @ #                                          2,198                -
Global Crossing Holdings , Ltd. 144A
  10.500% * @ #                                          3,210                2
Lucent Technologies, Inc. 8.000%                         2,250              230
Pegasis Satellite Communications, Inc. 144A
  12.750% * @                                              296              266
XO Communications, Inc. 144A 14.000% * @                 5,520                -
                                                               -----------------
                                                                            759
                                                               -----------------
Textiles & Apparel -- 0.4%
Anvil Holdings, Inc. 144A 13.000% * @                   13,020              306
                                                               -----------------

TOTAL PREFERRED STOCKS
(Cost $4,790)                                                             4,098
                                                               -----------------

                                                  Number of
                                                  Warrants
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc. 144A* @                           250                -
ASAT Finance 144A* @                                       100                -
Cybernet Internet Services 144A* @                         150                -
Horizon PCS, Inc.*                                         350                -
IPCS, Inc.*                                                300                -
Jostens, Inc.*                                             200               17
KMC Telecom Holdings, Inc. 144A* @                         200                -
Leap Wireless International, Inc.*                         275                -
Mariner Health Care, Inc.*                                 360                -
MDP Acquisitions PLC*                                      100                1
Microcell Telecommunications*                               21                -
Microcell Telecommunications*                               12                -
Mikohn Gaming Corp. 144A* @                                300                -
Pathmark Stores, Inc. 144A* @                            2,350                3
SW Acquistion LP 144A* @                                   200                -
Travelcenters of America, Inc.*                            500                1
Travelcenters of America, Inc.*                          1,800               18
Ubiquitel, Inc. 144A* @                                    900                -
UIH Australia/Pacific, Inc. 144A* @                        175                -
XM Satellite Radio Holdings*                                 2                1
                                                               -----------------

TOTAL WARRANTS
(Cost $166)                                                                  41
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE HIGH YIELD BOND FUND

                                                   Number           Value
                                                  of Shares         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund                  923,479  $           924

TOTAL SHORT-TERM INVESTMENTS
(Cost $924)                                                                 924
                                                               -----------------

TOTAL INVESTMENTS --- 98.7%
  (Cost $74,085) (a)                                                     74,809

OTHER ASSETS IN EXCESS
  OF LIABILITES ---1.3%                                                   1,012

NET ASSETS APPLICABLE TO 9,838,105
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $        75,821
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $          7.71
                                                               =================

* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the
      Securities Act of 1933.
# Security in Default

(a) At June 30, 2003, the cost for Federal income tax purposes was $74,115,462. Net unrealized appreciation was $693,342. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,051,477 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($4,358,135).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                     Number           Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.1%
--------------------------------------------------------------------------------
Aerospace & Defense -- 1.1%
United Technologies Corp.                               15,000  $         1,062
                                                               -----------------

Broadcast/Media -- 1.6%
Comcast Corp.*                                          50,000            1,509
                                                               -----------------

Cable Operators -- 3.6%
Echostar Communications Corp.*                         100,000            3,462
                                                               -----------------

Chemicals -- 0.8%
Ecolab, Inc.                                            15,000              384
Sigma-Aldrich Corp.                                      7,500              406
                                                               -----------------
                                                                            790
                                                               -----------------
Computer - Internet - Content Service -- 3.4%
Yahoo!, Inc.*                                          100,000            3,276
                                                               -----------------

Computer - Network Products & Services -- 6.9%
Cisco Systems, Inc.*                                   200,000            3,338
International Game Technology, Inc.                     25,000            2,558
Network Appliance, Inc.*                                50,000              811
                                                               -----------------
                                                                          6,707
                                                               -----------------
Computer Services & Software -- 6.6%
First Data Corp.                                        25,000            1,036
Lexmark International, Inc.*                            10,000              707
Microsoft Corp.                                         75,000            1,921
Oracle Corp.*                                          150,000            1,803
Synopsys, Inc.*                                         15,000              928
                                                               -----------------
                                                                          6,395
                                                               -----------------
Computers & Office Equipment -- 7.1%
Dell Computer Corp.*                                   150,000            4,794
International Business Machines Corp.                   25,000            2,063
                                                               -----------------
                                                                          6,857
                                                               -----------------
Diversified Operations -- 2.2%
General Electric Co.                                    75,000            2,151
                                                               -----------------

Education -- 1.3%
Apollo Group, Inc.*                                     20,000            1,235
                                                               -----------------

Electronic Components & Semiconductors -- 5.2%
Analog Devices, Inc.*                                   30,000            1,045
Intel Corp.                                            150,000            3,118
Novellus Systems, Inc.*                                 25,000              915
                                                               -----------------
                                                                          5,078
                                                               -----------------
Finance -- 13.4%
Ambac Financial Group, Inc.                             15,000              994
Capital One Financial Corp.                             50,000            2,459
Citigroup, Inc.                                         75,000            3,210
Goldman Sachs Group, Inc.                               20,000            1,675
J.P. Morgan Chase & Co.                                 75,000            2,563
MBNA Corp.                                             100,000            2,084
                                                               -----------------
                                                                         12,985
                                                               -----------------
Food & Beverages -- 2.1%
General Mills, Inc.                                     20,000              948
PepsiCo, Inc.                                           25,000            1,113
                                                               -----------------
                                                                          2,061
                                                               -----------------
Healthcare -- 3.6%
AdvancePCS*                                             25,000              956
UnitedHealth Group, Inc.                                50,000            2,512
                                                               -----------------
                                                                          3,468
                                                               -----------------

Insurance -- 3.8%
Aetna, Inc.                                             25,000  $         1,505
Anthem, Inc.*                                           15,000            1,157
Marsh & McLennan Cos., Inc.                             19,000              970
                                                               -----------------
                                                                          3,632
                                                               -----------------

                                                     Number           Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Medical Services & Equipment -- 7.8%
Amgen, Inc.*                                            50,000            3,322
Boston Scientific Corp.*                                25,000            1,528
Cardinal Health, Inc.                                   25,000            1,607
Genzyme Corp.*                                          25,000            1,045
                                                               -----------------
                                                                          7,502
                                                               -----------------
Medical Supplies -- 0.6%
Varian Medical Systems, Inc.*                           10,000              576
                                                               -----------------

Oil & Gas -- 2.8%
Burlington Resources, Inc.                              25,000            1,352
Kinder Morgan, Inc.                                     25,000            1,366
                                                               -----------------
                                                                          2,718
                                                               -----------------
Pharmaceuticals -- 13.3%
Biovail Corp.*                                          25,000            1,177
Eli Lilly & Co.                                         25,000            1,724
Genentech, Inc.*                                        25,000            1,803
Johnson & Johnson                                       25,000            1,292
Merck & Co., Inc.                                       25,000            1,514
Pfizer, Inc.                                           125,000            4,269
Wyeth                                                   25,000            1,139
                                                               -----------------
                                                                         12,918
                                                               -----------------
Retail -- 3.3%
Dollar General Corp.                                    50,000              913
Gap, Inc.                                               50,000              938
Wal-Mart Stores, Inc.                                   25,000            1,342
                                                               -----------------
                                                                          3,193
                                                               -----------------
Telecommunications -- 3.6%
Nextel Communications, Inc.*                           100,000            1,808
Nokia Corp. ADR                                        100,000            1,643
                                                               -----------------
                                                                          3,451
                                                               -----------------
TOTAL COMMON STOCKS
(Cost $86,848)                                                           91,026
                                                               -----------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                   2,686,575            2,687
BlackRock Provident Institutional
  Funds - TempFund                                   2,686,575            2,686
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,373)                                                             5,373
                                                               -----------------

TOTAL INVESTMENTS --- 99.7%
  (Cost $92,221) (a)                                                     96,399

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.3%                                                    332
                                                               -----------------

NET ASSETS APPLICABLE TO 9,601,119
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $        96,731
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         10.07
                                                               =================

-----------------------------------------------------------------
*Non-Income Producing Security

(a) At June 30, 2003, the cost for Federal income tax purposes was $91,034,273. Net unrealized appreciation was $5,364,782. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,158,218 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,293,436).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE LARGE CAP VALUE FUND

                                                     Number           Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
--------------------------------------------------------------------------------
Aerospace & Defense -- 1.7%
Boeing Co.                                              34,400  $         1,181
Northrop Grumman Corp.                                  17,000            1,467
Raytheon Co.                                            24,300              798
                                                               -----------------
                                                                          3,446
                                                               -----------------
Banking -- 12.7%
Bank of America Corp.                                   68,523            5,415
Bank of New York Co., Inc.                             117,600            3,381
BB&T Corp.                                              23,800              816
Charter One Financial, Inc.                             28,095              876
Comerica, Inc.                                          34,100            1,586
Compass Bancshares, Inc.                                14,500              506
FleetBoston Financial Corp.                             30,500              906
M&T Bank Corp.                                           6,700              564
U.S. Bancorp                                           205,783            5,042
Wachovia Corp.                                          86,000            3,437
Wells Fargo & Co.                                       23,800            1,200
Zions Bancorp                                           36,700            1,857
                                                               -----------------
                                                                         25,586
                                                               -----------------
Broadcast/Media -- 2.5%
AOL Time Warner, Inc.*                                  47,500              764
Interactivecorp.                                        29,000            1,148
Liberty Media Corp.*                                   274,220            3,170
                                                               -----------------
                                                                          5,082
                                                               -----------------
Building Products & Supplies-- 0.3%
Masco Corp.                                             27,500              656
                                                               -----------------

Cable Operators-- 1.3%
Comcast Corp.*                                          87,746            2,530
                                                               -----------------

Chemicals -- 2.0%
Dow Chemical Co.                                        56,400            1,746
Englehard Corp.                                         50,400            1,248
PPG Industries, Inc.                                    22,400            1,137
                                                               -----------------
                                                                          4,131
                                                               -----------------
Computer Services & Software -- 2.2%
BMC Software, Inc.*                                     39,200              640
Computer Associates International, Inc.                119,200            2,656
PeopleSoft, Inc.*                                       68,100            1,198
                                                               -----------------
                                                                          4,494
                                                               -----------------
Computers & Office Equipment -- 3.4%
Hewlett-Packard Co.                                    224,874            4,790
International Business Machines Corp.                    9,256              764
Pitney Bowes, Inc.                                      16,600              637
Xerox Corp.*                                            69,250              733
                                                               -----------------
                                                                          6,924
                                                               -----------------
Consumer Products -- 2.8%
Altria Group, Inc.                                      72,800            3,308
Fortune Brands, Inc.                                    29,400            1,535
Whirlpool Corp.                                         11,900              758
                                                               -----------------
                                                                          5,601
                                                               -----------------
Containers -- 0.5%
Smurfit-Stone Container Corp.*                          83,500            1,088
                                                               -----------------

Cosmetics & Toiletries -- 0.9%
Kimberly-Clark Corp.                                    33,400            1,741
                                                               -----------------

Diversified Operations -- 1.8%
Honeywell International, Inc.                           46,500            1,249
Tyco International Ltd.                                127,800            2,425
                                                               -----------------
                                                                          3,674
                                                               -----------------

                                                     Number           Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electric Products -- 0.2%
Emerson Electric Co.                                     9,700  $           496
                                                               -----------------

Electronic Components & Semiconductors -- 1.4%
Celestica, Inc.*                                       103,100            1,625
Flextronics International Ltd.*                        109,800            1,141
                                                               -----------------
                                                                          2,766
                                                               -----------------
Energy Resources & Services -- 6.7%
Centerpoint Energy, Inc.                               165,300            1,347
Constellation Energy Group, Inc.                        15,700              538
Dominion Resources, Inc.                                24,000            1,542
DPL, Inc.                                               61,800              985
Edison International*                                   49,700              817
Entergy Corp.                                           20,900            1,103
Exelon Corp.                                            14,400              861
FirstEnergy Corp.                                       19,500              750
Northeast Utilities, Inc.                               40,700              681
PG&E Corp.*                                             61,400            1,299
Progress Energy, Inc.                                   32,700            1,436
Royal Dutch Petroleum Co. ADR                           47,000            2,191
                                                               -----------------
                                                                         13,550
                                                               -----------------
Entertainment & Leisure -- 1.6%
Royal Caribbean Cruises Ltd.                            49,900            1,156
The Walt Disney Co.                                    103,000            2,034
                                                               -----------------
                                                                          3,190
                                                               -----------------
Finance -- 13.0%
CIT Group, Inc.                                         17,500              431
Citigroup, Inc.                                        220,572            9,440
Federal Home Loan Mortgage Corp.                        47,500            2,412
Federal National Mortgage Association                   29,687            2,002
GreenPoint Financial Corp.                               7,750              395
J.P. Morgan Chase & Co.                                 96,100            3,285
MBIA, Inc.                                              21,200            1,034
MBNA Corp.                                              25,750              536
Merrill Lynch & Co., Inc.                               48,500            2,264
State Street Corp.                                      18,600              733
Washington Mutual, Inc.                                 87,500            3,614
                                                               -----------------
                                                                         26,146
                                                               -----------------
Food & Beverages -- 2.3%
Coca-Cola Enterprises, Inc.                             44,300              804
Heinz (H.J.) Co.                                        38,600            1,273
Kraft Foods, Inc.                                       26,000              846
Pepsi Bottling Group, Inc.                              39,000              781
Sara Lee Corp.                                          50,700              954
                                                               -----------------
                                                                          4,658
                                                               -----------------
Hotels & Resorts -- 0.5%
Marriott International, Inc.                            24,000              922
                                                               -----------------

Instruments - Controls -- 0.2%
Parker-Hannifin Corp.                                   11,600              487
                                                               -----------------

Insurance -- 6.7%
ACE Ltd.                                                80,200            2,750
American International Group, Inc.                      34,800            1,920
Aon Corp.                                               21,100              508
Berkshire Hathaway, Inc.*                                  634            1,541
CIGNA Corp.                                             22,100            1,037
The PMI Group, Inc.                                     40,900            1,098
Radian Group, Inc.                                      39,100            1,433
Travelers Property Casualty Corp.*                      65,244            1,029
XL Capital Ltd.                                         25,700            2,133
                                                               -----------------
                                                                         13,449
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE LARGE CAP VALUE FUND

                                                     Number           Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Machinery & Heavy Equipment -- 1.6%
Dover Corp.                                             41,900  $         1,255
Ingersoll-Rand Co.                                      43,500            2,058
                                                               -----------------
                                                                          3,313
                                                               -----------------
Office Supplies -- 0.1%
Avery Dennison Corp.                                     3,600              181
                                                               -----------------

Oil & Gas -- 9.9%
Apache Corp.                                            11,195              728
BP Amoco plc ADR                                        56,800            2,387
Burlington Resources, Inc.                               7,600              411
ConocoPhillips                                          56,441            3,093
Exxon Mobil Corp.                                      202,518            7,272
GlobalSantaFe Corp.                                     46,800            1,092
Noble Corp.*                                            28,300              971
Total Fina Elf SA ADR                                   30,364            2,302
Unocal Corp.                                            56,900            1,632
                                                               -----------------
                                                                         19,888
                                                               -----------------
Paper & Related Products -- 1.4%
Abitibi-Consolidated, Inc.                              32,500              208
Boise Cascade Corp.                                     23,100              552
Sonoco Products Co.                                     58,100            1,396
Weyerhaeuser Co.                                        11,951              645
                                                               -----------------
                                                                          2,801
                                                               -----------------
Pharmaceuticals -- 3.8%
Abbott Laboratories                                     50,600            2,214
AmerisourceBergen Corp.                                 15,200            1,054
King Pharmaceuticals, Inc.*                             82,700            1,221
Pfizer, Inc.                                            92,560            3,161
                                                               -----------------
                                                                          7,650
                                                               -----------------
Printing & Publishing-- 0.3%
Knight-Ridder, Inc.                                      8,500              586
                                                               -----------------

Restaurants -- 0.3%
Darden Restaurants, Inc.                                19,300              366
Yum! Brands, Inc.*                                       7,400              219
                                                               -----------------
                                                                            585
                                                               -----------------
Retail -- 2.6%
CVS Corp.                                               19,500              547
Federated Department Stores, Inc.*                      11,300              416
Limited Brands                                          66,100            1,025
Office Depot, Inc.*                                     77,900            1,130
Penney (J.C.) Co., Inc.                                 68,400            1,153
TJX Cos., Inc.                                          53,300            1,004
                                                               -----------------
                                                                          5,275
                                                               -----------------
Services - Commercial -- 0.1%
Bearingpoint, Inc.*                                     24,600              237
                                                               -----------------

Telecommunications -- 5.5%
AT&T Wireless Services, Inc.*                           60,500              497
BellSouth Corp.                                         68,300            1,819
SBC Communications, Inc.                               133,700            3,416
Verizon Communications, Inc.                           136,200            5,373
                                                               -----------------
                                                                         11,105
                                                               -----------------
Transportation  & Related Services -- 2.2%
Canadian National Railway Co.                           16,400              791
Southwest Airlines Co.                                  16,600              286
Union Pacific Corp.                                     59,325            3,442
                                                               -----------------
                                                                          4,519
                                                               -----------------
Waste Management -- 1.6%
Republic Services, Inc. Class A                         96,000            2,176
Waste Management, Inc.                                  40,600              978
                                                               -----------------
                                                                          3,154
                                                               -----------------

                                                     Number           Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wholesale Distributor -- 0.2%
Grainger (W.W.), Inc.                                    7,700  $           360
                                                               -----------------

TOTAL COMMON STOCKS
(Cost $179,241)                                                         190,271
                                                               -----------------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.0%
--------------------------------------------------------------------------------
Automobiles & Related -- 0.3%
Ford Motor Co. Capital Trust II                         14,191              616

Computers & Office Equipment -- 0.6%
Xerox Corp.                                             12,400            1,300

Energy Resources & Services -- 0.1%
Centerpoint Energy, Inc.                                 7,600              240

Insurance -- 1.0%
Anthem, Inc.                                            10,182              953
Hartford Financial Services Group, Inc.                 14,166              746
Hartford Financial Services Group, Inc.                  5,450              298
                                                               -----------------
                                                                          1,997
                                                               -----------------
TOTAL PREFERRED STOCKS
(Cost $3,710)                                                             4,153
                                                               -----------------

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--0.8%
--------------------------------------------------------------------------------
Office Property--0.8%
Equity Office Properties Trust
(Cost $1,661)                                           61,900            1,672
                                                               -----------------

                                                         Par
                                                        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 1.3%
--------------------------------------------------------------------------------
Metals & Mining -- 0.4%
Freeport-McMoRan Copper & Gold, Inc. 144A@
  8.250%,  01/31/06                                    238,000              423
Freeport-McMoRan Copper & Gold, Inc.
  8.250%,  01/31/06                                    202,000              359
                                                               -----------------
                                                                            782
                                                               -----------------
Retail -- 0.3%
Rite Aid Corp.
  4.750%,  12/01/06                                    557,000              577
                                                               -----------------

Services - Commercial -- 0.6%
Service Corp.  International
  6.750%,  06/22/08                                  1,178,000            1,203
                                                               -----------------

TOTAL CORPORATE BONDS
(Cost $2,079)                                                             2,562
                                                               -----------------

                                                   Number of
                                                     Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds- TempCash                                  1,306,942            1,307
BlackRock Provident Institutional
    Funds - TempFund                                 1,306,942            1,307
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,614)                                                             2,614
                                                               -----------------

TOTAL INVESTMENTS --- 99.7%
  (Cost $189,305) (a)                                                   201,272

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE LARGE CAP VALUE FUND

                                                                     Value
                                                                     (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 0.3%                                                   567
                                                               -----------------

NET ASSETS APPLICABLE TO 13,093,028
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $       201,839
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         15.42
                                                               =================

-----------------------------------------------------------------
* Non-Income Producing Security
  ADR - American Depository Receipt
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

(a) At June 30, 2003, the cost for Federal income tax purposes was $191,093,636. Net unrealized appreciation was $9,987,808. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,165,527 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($12,186,719).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                     Number          Value
                                                   Of Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 65.8%
--------------------------------------------------------------------------------
Agricultural Products -- 1.5%
IMC Group, Inc.                                         44,000  $           295
Potash Corp. of Saskatchewan, Inc.                     128,000            8,192
                                                               -----------------
                                                                          8,487
                                                               -----------------
Broadcast/Media -- 3.2%
AOL Time Warner, Inc.*                                 377,000            6,066
Comcast Corp.*                                         180,513            5,448
Meredith Corp.                                         157,000            6,908
                                                               -----------------
                                                                         18,422
                                                               -----------------
Chemicals -- 4.7%
Agrium, Inc.                                           531,000            5,820
Cabot Corp.                                             62,300            1,788
Dow Chemical Co.                                       100,000            3,096
Du Pont (E.I.) de Nemours and Co.                       51,000            2,124
Great Lakes Chemical Corp.                             288,000            5,875
Hercules, Inc.*                                         55,000              545
Imperial Chemical Industries Plc ADR@                  215,000            1,785
Octel Corp.                                            453,000            6,297
                                                               -----------------
                                                                         27,330
                                                               -----------------
Computer Services & Software -- 1.0%
Electronic Data Systems Corp.                          270,000            5,792
                                                               -----------------

Computers & Office Equipment -- 1.4%
Hewlett-Packard Co.                                    381,000            8,115
                                                               -----------------

Consumer Products -- 3.2%
Altria Group, Inc.                                     215,000            9,770
Fortune Brands, Inc.                                   112,000            5,846
Hasbro, Inc.                                           177,000            3,096
                                                               -----------------
                                                                         18,712
                                                               -----------------
Containers -- 0.1%
Longview Fibre Co.                                      84,000              686
                                                               -----------------

Diversified Operations -- 3.0%
3M Co.                                                  40,000            5,159
Honeywell International, Inc.                          219,000            5,880
Tyco International Ltd.                                338,500            6,425
                                                               -----------------
                                                                         17,464
                                                               -----------------
Energy Resources & Services -- 6.2%
Duke Energy Corp.                                      194,000            3,870
First Energy Corp.                                     243,565            9,365
NiSource, Inc.                                         158,000            3,002
Pinnacle West Capital Corp.                             85,000            3,183
PPL Corp.                                               86,269            3,710
TXU Corp.                                              298,000            6,690
Unisource Energy Corp.                                 305,000            5,734
                                                               -----------------
                                                                         35,554
                                                               -----------------
Entertainment & Leisure -- 0.6%
The Walt Disney Co.                                    161,000            3,180
                                                               -----------------

Finance--1.1%
Prudential Financial, Inc.                             183,000            6,158
                                                               -----------------

Home Furnishings - Housewares -- 0.1%
National Presto Industries, Inc.                        22,400              708
                                                               -----------------

Hotels & Resorts -- 1.1%
Mandalay Resort Group                                   96,000            3,058
Marriott International, Inc.                            79,000            3,035
                                                               -----------------
                                                                          6,093
                                                               -----------------

                                                     Number          Value
                                                   Of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance-- 6.2%
Hartford Financial Services Group, Inc.                 51,400  $         2,589
Leucadia National Corp.                                  8,400              312
Loews Corp.                                            183,000            8,654
SAFECO Corp.                                           279,000            9,843
St. Paul Cos., Inc.                                    142,000            5,184
Unitrin, Inc.*                                           4,500              122
UNUMProvident Corp.                                    187,600            2,516
White Mountains Insurance Group Ltd.                    16,000            6,320
                                                               -----------------
                                                                         35,540
                                                               -----------------
Medical Services & Equipment -- 0.7%
Baxter International, Inc.                             166,000            4,316
                                                               -----------------

Metal Components & Products -- 1.7%
Alcoa, Inc.                                            117,000            2,984
Phelps Dodge Corp.*                                    171,000            6,556
                                                               -----------------
                                                                          9,540
                                                               -----------------
Metals & Mining -- 3.5%
Newmont Mining Corp.                                   622,200           20,197
                                                               -----------------

Oil & Gas -- 7.0%
Amerada Hess Corp.                                     219,000           10,770
Chevrontexaco Corp.                                     65,440            4,725
Devon Energy Corp.                                      50,995            2,723
El Paso Corp.                                          373,000            3,014
Imperial Oil Ltd.                                      106,000            3,702
Marathon Oil Corp.                                     247,000            6,508
Murphy Oil Corp.                                       172,000            9,047
                                                               -----------------
                                                                         40,489
                                                               -----------------
Paper & Related Products -- 1.3%
MeadWestvaco Corp.                                      34,000              840
Potlatch Corp.                                         227,000            5,845
Weyerhaeuser Co.                                        19,000            1,026
                                                               -----------------
                                                                          7,711
                                                               -----------------
Pharmaceuticals -- 4.5%
Bristol-Myers Squibb Co.                               187,000            5,077
Merck & Co., Inc.                                      181,000           10,960
Schering-Plough Corp.                                  340,000            6,324
Wyeth                                                   77,000            3,507
                                                               -----------------
                                                                         25,868
                                                               -----------------
Printing & Publishing -- 3.1%
Donnelley (R.R.) & Sons Co.                            107,000            2,797
New York Times Co.                                      98,000            4,459
Reader's Digest Association, Inc.                       72,037              971
Washington Post Co., Class B                            13,400            9,821
                                                               -----------------
                                                                         18,048
                                                               -----------------
Retail -- 3.4%
CVS Corp.                                              229,000            6,419
Gap, Inc.                                              195,000            3,658
Home Depot, Inc.                                       237,000            7,849
Nordstrom, Inc.                                         53,000            1,035
Petrie Stores Corp.                                  1,380,000              869
                                                               -----------------
                                                                         19,830
                                                               -----------------
Tobacco -- 0.4%
Loews Corp.- Carolina Group                             88,000            2,376
                                                               -----------------

Telecommunications -- 2.5%
Motorola, Inc.                                          59,900              565
Nextel Communications, Inc.*                            10,000              181
Sprint Corp.                                           356,000            5,126

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE FLEXIBLY MANAGED FUND

                                                     Number          Value
                                                   Of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Verizon Communications, Inc.                           217,000  $         8,561
                                                               -----------------
                                                                         14,433
                                                               -----------------
Transportation & Related Services -- 3.4%
Burlington Northern Santa Fe Corp.                     162,000            4,607
Overseas Shipholding Group, Inc.                       116,000            2,553
Ryder Systems, Inc.                                    490,000           12,554
                                                               -----------------
                                                                         19,714
                                                               -----------------
Waste Management -- 0.9%
Waste Management, Inc.                                 209,000            5,035
                                                               -----------------

TOTAL COMMON STOCKS
(Cost $311,261)                                                         379,798
                                                               -----------------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 11.8%
--------------------------------------------------------------------------------
Agricultural Products -- 0.4%
IMC Global, Inc. 7.500%                                 43,800            2,347
                                                               -----------------

Automobiles & Related -- 1.1%
Ford Motor Co. Capital Trust II 6.500%                 150,000            6,520
                                                               -----------------

Chemicals -- 0.3%
Hercules Trust II 6.500%*                               25,000            1,475
                                                               -----------------

Containers -- 1.2%
Owens-Illinois, Inc. 4.750%*                           133,100            3,993
Sealed Air Corp. 4.000%*                                53,000            2,700
                                                               -----------------
                                                                          6,693
                                                               -----------------
Energy Resources & Services -- 0.1%
Entergy Gulf States, Inc. 7.000%*                        5,720              297
Southern California Edison Co. 6.050%*                   2,600              256
                                                               -----------------
                                                                            553
                                                               -----------------
Home Furnishings - Housewares -- 0.7%
Newell Financial Trust I 5.250%*                        86,000            4,074
                                                               -----------------

Insurance -- 0.4%
Chubb Corp. 7.000%                                       7,600              195
Travelers Property Casualty Corp. 4.500%*               55,000            1,320
UNUMProvident Corp. 8.250%*                             30,000              895
                                                               -----------------
                                                                          2,410
                                                               -----------------

Machinery & Heavy Equipment -- 0.3%
Cummins Capital Trust 7.000%                            30,000            1,590
                                                               -----------------

Medical Services & Equipment -- 0.1%
Baxter International, Inc. 7.000%                       16,000              784
                                                               -----------------

Oil & Gas -- 1.7%
El Paso Energy Capital Trust, Inc. 4.750%               39,000            1,127
Pacific Gas & Electric Co. 6.300%*                       7,500              210
Unocal Capital Trust 6.250%*                           166,000            8,279
                                                               -----------------
                                                                          9,616
                                                               -----------------

Regional Malls -- 2.2%
Rouse Co. 6.000%                                       236,000           12,954
                                                               -----------------

Telecommunications -- 1.8%
Lucent Technologies, Inc. 8.000%*                      102,000           10,437
                                                               -----------------

                                                     Number          Value
                                                   Of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transportation & Related Services -- 1.5%
Union Pacific Capital Trust 6.250%*                    169,621  $         8,502
                                                               -----------------

TOTAL PREFERRED STOCKS
(Cost $61,652)                                                           67,955
                                                               -----------------

--------------------------------------------------------------------------------
Rights -- 0.0%
--------------------------------------------------------------------------------
Hills Stores Co.*~
(Cost $0)                                               93,000                0
                                                               -----------------

                                                                      Par
                                                                     (000)
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 0.8%
--------------------------------------------------------------------------------
Federal National Mortgage Association
  5.125%,  02/13/04
(Cost $4,523)                                            4,500            4,612
                                                               -----------------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 14.0%
--------------------------------------------------------------------------------
Broadcast/Media -- 1.1%
AOL Time Warner, Inc.
  4.786%**,  12/06/19                                    5,300            3,220
Liberty Media Corp.
  3.250%,  03/15/31                                      2,800            2,912
                                                               -----------------
                                                                          6,132
                                                               -----------------
Building Products & Supplies -- 0.2%
Lowe's Cos., Inc. 144a@
  2.839%**,  02/16/21                                    1,300              969
                                                               -----------------

Computer Services & Software -- 0.9%
Electronic Data Systems Corp.
  1.767%**,  10/10/21                                    2,697            2,137
Siebel Systems, Inc.
  5.500%,  09/15/06                                      3,100            3,112
                                                               -----------------
                                                                          5,249
                                                               -----------------
Containers -- 0.2%
Sealed Air Corp.
  3.000%,  06/30/33                                      1,000              998
                                                               -----------------

Diversified Operations -- 0.7%
Tyco International Group 144a @
  2.750%,  01/15/18                                      2,350            2,532
  3.125%,  01/15/23                                      1,175            1,287
                                                               -----------------
                                                                          3,819
                                                               -----------------
Electronic Components & Semiconductors -- 0.2%
Oak Industries, Inc.
  4.875%,  03/01/08                                      1,000              955
                                                               -----------------

Energy Resources & Services -- 0.0%
Centerpoint Energy, Inc. 144a@
  3.750%,  05/15/23                                        270              279
                                                               -----------------

Insurance -- 2.1%
Loews Corp.
  3.125%,  09/15/07                                      9,200            8,625
USF&G Corp.
  5.320%**,  03/03/09                                    4,784            3,827
                                                               -----------------
                                                                         12,452
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE FLEXIBLY MANAGED FUND

                                                          Par        Value
                                                         (000)       (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Metals & Mining -- 1.2%
Inco, Ltd. 144a@
  3.666%**,  03/29/21                                    $ 950  $           629
Teck Corp.
  3.750%,  07/15/06                                      7,050            6,275
                                                               -----------------
                                                                          6,904
                                                               -----------------
Paper & Related Products -- 0.2%
Potlatch Corp.
  10.000%,  07/15/11                                     1,140            1,265
                                                               -----------------

Pharmaceuticals -- 3.4%
Roche Holdings, Inc. 144a@
  4.013%**,  07/25/21                                   32,550           18,846
  8.081%**,  05/06/12                                    1,900            1,131
                                                               -----------------
                                                                         19,977
                                                               -----------------
Retail -- 0.6%
Duane Reade, Inc.
  2.148%,  04/16/22                                      1,971            1,015
Gap, Inc. 144a@
  5.750%,  03/15/09                                      1,875            2,520
                                                               -----------------
                                                                          3,535
                                                               -----------------

Telecommunications -- 3.2%
Bellsouth Telecommunications, Inc.
  5.850%,  11/15/45                                      1,600            1,608
Corning, Inc.
  5.813%**,  11/08/15                                   12,150            9,021
Crown Castle Int.
  4.000%,  07/15/10                                      3,000            3,170
Motorola, Inc.
 3.324%**,  09/27/13                                     5,745            4,467
Nextel Partners 144a@
  1.500%,  11/15/08                                        150              180
                                                               -----------------
                                                                         18,446
                                                               -----------------
TOTAL CORPORATE BONDS
(Cost $73,304)                                                           80,980
                                                               -----------------

                                                     Number          Value
                                                   Of Shares         (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 8.1%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(Cost $46,876)                                      46,875,768  $        46,876
                                                               -----------------

TOTAL INVESTMENTS --- 100.5%
  (Cost $497,616) (a)                                                   580,221

LIABILITIES IN EXCESS OF
  OTHER ASSETS --- (0.5%)                                                (3,227)
                                                               -----------------

NET ASSETS APPLICABLE TO 27,699,064
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $       576,994
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         20.83
                                                               =================

--------------------------------------------------------------------------------
* Non-Income Producing Security
**Effective Yield
@Security restricted and/or exempt from registration under Rule 144A of the
        Securities Act of 1933.
~Security valued in accordance with fair valuation procedures approved by the Board of Trustees.
   ADR - American Depository Receipt

(a) At June 30, 2003, the cost for Federal income tax purposes was $499,054,041. Net unrealized appreciation was $81,166,963. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $107,017,637 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($25,850,674).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                     Number          Value
                                                   of Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%
--------------------------------------------------------------------------------
Australia -- 5.2%
Australia & New Zealand Banking Group Ltd.             233,200  $         2,910
Macquarie Bank Ltd.                                     60,100            1,161
Tabcorp Holdings Ltd.                                  234,400            1,693
                                                               -----------------
                                                                          5,764
                                                               -----------------
Brazil -- 1.4%
Souza Cruz SA                                          192,000            1,581
                                                               -----------------

Denmark -- 1.9%
Novo Nordisk A/S-B                                      58,700            2,055
                                                               -----------------

France -- 1.2%
Essilor International SA                                32,600            1,313
                                                               -----------------

Hong Kong -- 5.1%
Dah Sing Financial Group                               272,400            1,356
Esprit Holdings Ltd.*                                  757,500            1,850
Hong Kong Electric Holdings Ltd.                       264,500            1,038
Kowloon Motor Bus Holdings Ltd.                        294,000            1,372
                                                               -----------------
                                                                          5,616
                                                               -----------------
India -- 3.0%
Dr. Reddy's Laboratories Ltd. ADR                       66,200            1,543
ITC Ltd. GDR                                            99,300            1,713
                                                               -----------------
                                                                          3,256
                                                               -----------------
Ireland -- 6.8%
Anglo Irish Bank Corp.                                 256,436            2,267
Bank of Ireland                                        221,300            2,671
Kerry Group Plc                                        162,500            2,512
                                                               -----------------
                                                                          7,450
                                                               -----------------
Japan -- 7.7%
Honda Motor Co. Ltd. +                                  57,000            2,161
Kao Corp.                                               69,000            1,284
Sompo Japan Insurance, Inc. +                          302,000            1,647
Takeda Chemical Industries                              45,000            1,660
Tokyo Gas Co. Ltd. +                                   601,000            1,727
                                                               -----------------
                                                                          8,479
                                                               -----------------
Korea -- 4.8%
Lotte Chilsung Beverage Co. Ltd.                         3,150            1,751
Lotte Confectionery Co. Ltd.                             3,180            1,310
Pacific Corp.                                           20,990            2,249
                                                               -----------------
                                                                          5,310
                                                               -----------------
Netherlands -- 7.6%
ABN Amro Holding NV                                    164,510            3,146
Heineken NV                                            145,600            5,166
                                                               -----------------
                                                                          8,312
                                                               -----------------
Singapore -- 1.0%
Singapore Airport Terminal Services Ltd.             1,081,100            1,093
                                                               -----------------

Spain -- 7.7%
Banco Bilbao Vizcaya                                   258,800            2,718
Banco Popular                                           56,950            2,878
Enagas                                                 168,500            1,442
Zardoya Otis SA                                         91,200            1,372
                                                               -----------------
                                                                          8,410
                                                               -----------------
Sweden -- 2.7%
Swedish Match AB                                       386,000            2,917
                                                               -----------------

                                                    Number            Value
                                                   of Shares          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switzerland -- 9.2%
Compagnie Financiere Richemont AG                      112,200  $         1,813
Lindt & Spruengli AG                                     2,743            1,681
Nestle AG                                               18,445            3,806
Novartis AG                                             71,000            2,810
                                                               -----------------
                                                                         10,110
                                                               -----------------
United Kingdom -- 34.2%
British American Tobacco Plc                           358,500            4,068
Bunzl Plc                                              363,500            2,548
Cadbury Schweppes Plc                                  281,400            1,662
Diageo Plc                                             364,500            3,892
HSBC Holdings Plc                                      142,400            1,682
Johnston Press Plc                                     336,000            2,401
William Morrison Supermarkets Plc                      892,700            2,707
Northern Rock Plc                                      383,612            4,513
Reckitt Benckiser Plc                                  137,405            2,521
Rentokil Initial Plc                                   818,200            2,555
Royal Bank of Scotland Group Plc                       128,200            3,596
Signet Group Plc                                     1,147,217            1,708
Tesco                                                  771,140            2,790
Trinity Mirror Plc                                     140,000              992
                                                               -----------------
                                                                         37,636
                                                               -----------------

TOTAL COMMON STOCKS
(Cost $101,403)                                                         109,302
                                                               -----------------

--------------------------------------------------------------------------------
RIGHTS -- 0.1%
--------------------------------------------------------------------------------
Spain
Zardoya Otis SA
(Cost $0)                                               91,200              136
                                                               -----------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - Temp Cash                                   420,986              421
BlackRock Provident Institutional
   Funds - Temp Fund                                   420,986              421
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $842)                                                                 842
                                                               -----------------

TOTAL INVESTMENTS --- 100.4%
  (Cost $102,245) (a)                                                   110,280

SHORT-TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES
  (See Note 8) --4.3% (Cost $4,807)                                       4,807

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (4.7%)                                             (5,191)
                                                               -----------------

NET ASSETS APPLICABLE TO 9,692,796
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $       109,896
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         11.34
                                                               =================

-----------------------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt
+ Security position is either entirely or partially utilized in the security lending program

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE INTERNATIONAL EQUITY FUND

(a) At June 30, 2003, the cost for Federal income tax purposes was $102,384,566. Net unrealized appreciation was $7,895,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,107,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,211,388).

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
COMMON STOCKS                                         % of Market        Value
SECTOR DIVERSIFICATION                                   Value          (000's)
--------------------------------------------------------------------------------
Financial Services                                        28.1%          30,716
Diversified Food Products                                 15.1%          16,467
Tobacco                                                    9.4%          10,277
Diversified Operations                                     8.1%           8,826
Pharmaceuticals                                            6.0%           6,525
Beverages                                                  5.2%           5,643
Brewery                                                    4.7%           5,166
Automobile Manufacturing                                   3.2%           3,532
Newspapers                                                 3.1%           3,393
Gas Distribution                                           2.9%           3,168
Retail Diversified                                         2.7%           2,993
Diversified Commercial Services                            2.3%           2,555
Wholesale Distribution                                     1.7%           1,850
Entertainment                                              1.5%           1,693
Insurance                                                  1.5%           1,647
Medical Services                                           1.4%           1,543
Commercial Services                                        1.0%           1,093
Optical Services                                           1.2%           1,313
Electronics                                                0.9%           1,038

                                             -----------------------------------
                                                         100.0%         109,438
                                             ===================================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE SMALL CAP VALUE FUND

                                                     Number of       Value
                                                      Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
--------------------------------------------------------------------------------
Advertising -- 0.5%
Modem Media Poppe Tyson, Inc. *                        109,300  $           435
                                                               -----------------

Aerospace & Defense -- 2.4%
Ducommun, Inc. *                                        30,600              432
Gencorp, Inc.*                                          45,000              400
Heico Corp.*                                            25,000              305
Herley Industries, Inc.                                 12,500              212
Kaman Corp.*                                            29,600              346
Moog, Inc. *                                            15,000              521
Teledyne Technologies, Inc.*                             9,000              118
                                                               -----------------
                                                                          2,334
                                                               -----------------
Automobiles & Related -- 0.9%
National R.V. Holdings, Inc.                            40,700              210
Rent Way, Inc.                                          50,000              233
Spartan Motors, Inc.                                    51,000              422
                                                               -----------------
                                                                            865
                                                               -----------------
Broadcast/Media -- 0.3%
Media General, Inc. Class A                              5,500              315
                                                               -----------------

Building & Real Estate -- 1.7%
Champion Enterprises, Inc.                              81,000              420
Fleetwood Enterprises, Inc.*                            60,700              449
McGrath Rentcorp                                        20,000              535
Modtech Holdings, Inc. *                                29,700              273
                                                               -----------------
                                                                          1,677
                                                               -----------------
Building Products & Supplies -- 0.7%
Dixie Group, Inc.*                                      59,900              206
Lennox International, Inc.*                             35,500              457
                                                               -----------------
                                                                            663
                                                               -----------------
Chemicals -- 3.6%
Albemarle Corp.*                                        16,500              462
Applied Extrusion Technologies, Inc.                    64,300              156
Lesco, Inc.                                             38,100              339
Macdermid, Inc.*                                        30,000              789
Polyone Corp.*                                         102,800              457
Quaker Chemical Corp.                                   27,500              689
Terra Industries, Inc. *                               103,200              110
Wellman, Inc.                                           45,000              504
                                                               -----------------
                                                                          3,506
                                                               -----------------
Computer - Internet - Communications -- 2.9%
Aquantive, Inc.*                                        68,300              718
Centillium Communications, Inc.*                        51,800              513
Digi International, Inc.                                90,300              519
Harris Interactive, Inc.*                               61,800              407
Internap Network Services Corp.+                       149,600              154
ITXC Corp.*                                            105,100              274
Watchguard Technologies, Inc.*                          41,000              189
                                                               -----------------
                                                                          2,774
                                                               -----------------
Computer - Internet Services & Software -- 0.7%
ePresence, Inc.*                                        90,000              219
Netopia, Inc.*                                         107,500              418
                                                               -----------------
                                                                            637
                                                               -----------------
Computer - Network Products & Services -- 2.7%
3Com Corp.*                                             92,700              433
Ansoft Corp.                                            40,000              425
Computer Network Technology Corp.*                      45,000              365
Hypercom Corp.                                          88,000              365
UNOVA, Inc.*                                            93,500            1,038
                                                               -----------------
                                                                          2,626
                                                               -----------------

                                                      Number of      Value
                                                       Shares        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer Services & Software -- 9.0%
Aspen Technology, Inc.*                                101,500  $           487
Bottomline Technologies, Inc.*                          56,400              455
Carreker Corp.                                          70,800              324
Computer Horizons Corp.*                               102,500              465
Computer Task Group, Inc.*                              90,000              256
Concurrent Computer Corp.*                              59,400              173
Cray, Inc.*                                             44,700              353
Dot Hill Systems Corp.*+                                52,300              685
Epicor Software Corp.*                                 120,000              719
Evans & Sutherland Computer Corp.*                      70,000              398
Evolving Systems, Inc.*                                 51,100              167
Manufacturers Services Ltd.*                           100,000              485
Maxwell Technologies, Inc.*                             46,500              268
Mentor Graphics Corp.*                                  23,500              340
MSC Software Corp.                                      52,500              354
MTS Systems Corp.*                                      20,700              305
Nam Tai Electronics, Inc.                               14,900              632
Pericom Semiconductor Corp.                             32,500              302
Phoenix Technologies Ltd.                               60,300              341
Pinnacle Systems, Inc.*                                 38,200              409
Rogue Wave Software, Inc.*                              34,000               98
Systems & Computer Technology Corp.*                    55,000              495
Technology Solutions Corp.*                             90,000               90
Tripos, Inc.*                                            9,100               72
Versant Corp.*                                          70,000               43
                                                               -----------------
                                                                          8,716
                                                               -----------------
Computers & Office Equipment -- 0.5%
Maxtor Corp.                                            62,200              467
Sigma Designs, Inc.+                                     4,700               51
                                                               -----------------
                                                                            518
                                                               -----------------
Consulting Services -- 0.1%
Management Network Group, Inc.                          41,900               82
                                                               -----------------

Consumer Products -- 2.0%
Cobra Electronics Corp.                                 45,000              313
A.T. Cross Co.*                                         42,500              252
JAKKS Pacific, Inc.*                                    12,200              162
Movado Group, Inc.*                                     20,000              435
Playtex Products, Inc.*                                 48,400              311
Water Pik Technologies, Inc.*                           37,500              291
Xanser Corp.*                                          100,000              215
                                                               -----------------
                                                                          1,979
                                                               -----------------
Containers -- 0.8%
Graphic Packaging International Corp.*                  85,700              387
Longview Fibre Co.                                      51,100              419
                                                               -----------------
                                                                            806
                                                               -----------------
Distribution Services -- 0.4%
Bell Microproducts, Inc.                               100,000              427
                                                               -----------------

Diversified Operations -- 2.3%
Calgon Carbon Corp.*                                    85,000              489
Deswell Industries, Inc.*                               40,000              812
GSI Lumonics, Inc.*                                     81,500              549
Lydall, Inc.                                            33,500              358
                                                               -----------------
                                                                          2,208
                                                               -----------------
Electronic Components & Semiconductors -- 15.5%
Alliance Semiconductor Corp.*                           76,400              371
Anadigics, Inc.                                         78,500              258
Analogic Corp.*                                          7,000              341

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE SMALL CAP VALUE FUND

                                                      Number of      Value
                                                       Shares        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electronic Components & Semiconductors -- (continued)
Avnet, Inc.*+                                           44,500            $ 564
BMC Industries, Inc.*                                  102,500               55
Brooks Automation, Inc.*                                50,500              573
Cable Design Technologies Corp.                         67,500              483
California Micro Devices Corp.                          95,300              205
Credence Systems Corp.*                                 55,000              466
CTS Corp.*                                              78,900              825
Globespan Virata, Inc.*+                                59,850              494
Integrated Silicon Solution, Inc.*                       3,500               24
Interlink Electronics, Inc.*                            52,500              321
Keithley Instruments, Inc.                              37,500              542
Labarge, Inc.                                           58,100              206
Lecroy Corp.                                            45,700              441
MEMC Electronic Materials, Inc.                         75,700              742
Oak Technology, Inc.*                                   49,600              308
Park Electrochemical Corp.*                             33,500              668
Peak International Ltd.                                 35,700              159
Planar Systems, Inc.*                                   33,000              645
PLX Technology, Inc.*                                   55,700              219
Reptron Electronics, Inc.+                              41,600               16
Rogers Corp.                                            17,500              583
Spectrum Control, Inc.*                                 62,000              348
Standard Microsystems Corp.*                            46,000              698
Triquint Semiconductor, Inc.*                           53,200              221
TTM Technologies, Inc.*                                 65,000              305
Universal Electronics, Inc.*                            55,000              697
Varian Semiconductor Equipment Associates, Inc.*        20,600              613
Veeco Instruments, Inc.*                                39,700              676
Vishay Intertechnology, Inc.*                           56,050              740
Vitesse Semiconductor Corp.*                            57,600              283
White Electronic Designs Corp.*                         27,400              290
Xicor, Inc.*                                            70,000              439
Zygo Corp.*                                             17,600              141
                                                               -----------------
                                                                         14,960
                                                               -----------------
Energy Resources & Services -- 1.9%
Alliant Energy Corp.+                                   19,000              361
Baldor Electric Co.                                     30,000              618
Innovex, Inc.                                           37,200              376
Merix Corp.*+                                           60,000              457
                                                               -----------------
                                                                          1,812
                                                               -----------------
Entertainment & Leisure -- 1.9%
Carmike Cinemas, Inc.*                                  20,000              455
Metro-Goldwyn-Mayer, Inc.*                              37,800              469
Topps Co., Inc.                                         39,300              338
Vail Resorts, Inc.*                                     39,000              525
                                                               -----------------
                                                                          1,787
                                                               -----------------
Environmental Instruments -- 1.2%
Gundle/SLT Environmental, Inc.*                         51,100              696
TRC Cos., Inc.*+                                        31,700              468
                                                               -----------------
                                                                          1,164
                                                               -----------------
Food & Beverages -- 0.2%
Galaxy Nutritional Foods, Inc.*                         60,000              168
                                                               -----------------

Healthcare -- 0.8%
Hologic, Inc.*                                          16,000              210
Province Healthcare Co.*                                50,000              554
                                                               -----------------
                                                                            764
                                                               -----------------
Home Furnishings - Housewares -- 0.8%
Bassett Furniture Industries, Inc.                      12,800              170
Bush Industries, Inc.*                                  19,000               57

                                                      Number of     Value
                                                       Shares       (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Furnishings - Housewares -- (continued)
Oneida Ltd.*                                            45,000  $           304
Salton, Inc.*                                           20,400              184
                                                               -----------------
                                                                            715
                                                               -----------------
Hotels & Resorts -- 0.8%
Orient Express Hotel Ltd.                               51,000              752
                                                               -----------------

Insurance -- 0.9%
Horace Mann Educators Corp.*                            30,000              484
PXRE Group Ltd.*                                        20,000              396
                                                               -----------------
                                                                            880
                                                               -----------------
Machinery & Heavy Equipment -- 2.3%
FSI International, Inc.*                                82,500              321
Gardner Denver, Inc.*                                   21,500              440
JLG Industries, Inc.*                                   52,600              358
Regal Beloit Corp.*                                     27,500              525
Terex Corp.*                                            30,000              586
                                                               -----------------
                                                                          2,230
                                                               -----------------
Manufacturing -- 4.8%
Brush Engineered Materials, Inc.                        35,000              292
DT Industries, Inc.*                                    73,000              169
Esterline Technologies Corp.*                           32,500              566
Flowserve Corp.*+                                       27,900              549
Foster (L.B.) Co. Class A*                              50,000              257
Gerber Scientific, Inc.*                                82,500              549
Griffon Corp.*                                          35,000              560
Hartmarx Corp.*                                        120,000              359
Steinway Musical Instruments*                           37,500              578
Warnaco Group, Inc.*                                    54,600              734
                                                               -----------------
                                                                          4,613
                                                               -----------------
Medical Services & Equipment -- 1.3%
Invitrogen Corp.+                                        6,600              254
Labone, Inc.*                                           15,000              323
Palomar Medical Technologies*                           50,000              238
Prime Medical Services, Inc.*                           21,800              102
Viasys Healthcare, Inc.*                                17,900              371
                                                               -----------------
                                                                          1,288
                                                               -----------------
Metal Components & Products -- 2.6%
Century Aluminum Co.*                                   54,300              381
Circor International, Inc.*                             38,000              678
Ladish Co., Inc.*                                       32,500              215
Material Sciences Corp.*                                35,700              346
Penn Engineering & Mfg. Corp.                           26,000              355
Timken Co.                                              28,200              494
                                                               -----------------
                                                                          2,469
                                                               -----------------
Metals & Mining -- 1.1%
Carpenter Technology Corp.+                             40,000              624
Titanium Metals Corp.*                                  12,500              401
                                                               -----------------
                                                                          1,025
                                                               -----------------
Oil & Gas -- 3.3%
Forest Oil Corp.*                                       22,500              565
Nuevo Energy Co.*                                       37,500              654
Pengrowth Energy Trust*+                                30,500              391
Pride International, Inc.*+                              5,100               96
Swift Energy Co.*                                       55,000              605
Trico Marine Services, Inc.*                            78,700              309
Westport Resources Corp.*                               25,000              569
                                                               -----------------
                                                                          3,189
                                                               -----------------
Pharmaceuticals -- 1.0%
Accredo Health, Inc.*                                   20,800              453
Columbia Laboratories, Inc.*                            44,800              504

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE SMALL CAP VALUE FUND

                                                      Number of      Value
                                                       Shares        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pharmaceuticals -- (continued)
Transgenomic, Inc.*                                     10,000 $             19
                                                               -----------------
                                                                            976
                                                               -----------------
Printing & Publishing -- 1.8%
Bowne & Co., Inc.*                                      50,000              651
Journal Register Co.                                    32,500              588
McClatchy Co.*                                           9,000              519
                                                               -----------------
                                                                          1,758
                                                               -----------------
Restaurants -- 1.8%
Buca, Inc.*                                             58,500              331
Champps Entertainment, Inc.*                            21,400              107
IHOP Corp.*                                             20,000              631
Landry's Restaurants, Inc.*                             30,000              708
                                                               -----------------
                                                                          1,777
                                                               -----------------
Retail -- 9.4%
Applica, Inc.*                                          41,500              352
Bombay Co., Inc.*                                       38,500              409
Brown Shoe Co., Inc.*                                   15,600              465
Burlington Coat Factory Warehouse Corp.*                32,500              582
Charlotte Russe Holdings, Inc.*                         40,000              413
Coldwater Creek, Inc.*                                  30,000              370
deLiA*s Corp.                                           83,900               59
Good Guys, Inc.*                                       100,000              149
Intertan, Inc.*                                         50,100              411
Linens 'n Things, Inc.*                                 28,800              680
Loehman's Holdings, Inc.*                               20,000              275
Longs Drug Stores Corp.*                                29,900              496
Phillips-Van Heusen Corp.*                              25,500              348
Rex Stores Corp.*                                       46,000              557
Proffitt's, Inc.*+                                      61,700              598
Tommy Hilfiger Corp.*                                   50,000              462
Tweeter Home Entertainment Group, Inc.*                 65,400              568
Ultimate Electronics, Inc.*                             16,000              205
West Marine, Inc. *                                     15,100              264
Wet Seal, Inc.*                                         40,500              433
Wild Oats Markets, Inc.*                                47,400              517
Wilsons The Leather Experts, Inc.*                      63,400              457
                                                               -----------------
                                                                          9,070
                                                               -----------------
Services - Commercial -- 0.6%
Volt Information Sciences, Inc.                         40,000              546
                                                               -----------------

Telecommunications -- 8.3%
Allen Telecom, Inc.                                     35,300              583
Arris Group, Inc.                                       79,900              396
Carrier Access Corp.*                                  100,100              218
C-Cor.Net Corp.*                                        93,300              457
Channell Commercial Corp.*                              56,100              309
Comtech Telecommunications*                             15,200              429
Forgent Networks, Inc.*                                 52,400              142
General Communication, Inc. Class A*                    65,000              563
Glenayre Technologies, Inc.*                            80,000              110
Globecom System, Inc.*                                  35,000              115
Harmonic, Inc.*                                         93,200              379
Interphase Corp.*                                       50,000              384
Inter-Tel, Inc.*                                        22,700              482
Metasolv, Inc.*                                         90,000              176
Network Equipment Technologies, Inc.*                   97,500              821
Powerwave Technologies, Inc.                            85,000              533
Symmetricom, Inc.*                                      71,400              314
ValueClick, Inc.*                                      110,000              663
Westell Technologies, Inc.*                             81,800              708

                                                      Number of      Value
                                                       Shares        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Wireless Facilities, Inc.*                              19,300  $           230
                                                               -----------------
                                                                          8,012
                                                               -----------------
Transportation  & Related Services -- 4.0%
Alaska Air Group, Inc.*                                 30,000              644
Arkansas Best Corp.                                     27,900              664
Celadon Group, Inc.*                                    35,000              317
Gulfmark Offshore, Inc.*                                21,400              361
Mesa Air Group, Inc.*                                   62,500              500
OMI Corp.*                                              77,500              477
Roadway Corp.*                                          11,700              334
Stelmar Shipping Ltd.*                                  36,100              605
                                                               -----------------
                                                                          3,902
                                                               -----------------
TOTAL COMMON STOCKS
(Cost $91,412)                                                           94,425
                                                               -----------------


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempCash                                  811,696            1,812
RBB Sansom Street Fund Money Market
     Portfolio                                         811,691            1,811
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,623)                                                           3,623
                                                               -----------------

TOTAL INVESTMENTS --- 101.5%
  (Cost $95,035)(a)                                                      98,048

SHORT-TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES
  (See Note 8) --5.1% (Cost $4,909)                                       4,909

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (6.6%)                                             (6,395)
                                                               -----------------

NET ASSETS APPLICABLE TO 6,993,341
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $        96,562
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         13.81
                                                               =================

-----------------------------------------------------------------
* Non-Income Producing Security
+ Security position is either entirely or partially utilized in the security lending program.

(a) At June 30, 2003, the cost for Federal income tax purposes was $95,773,939. Net unrealized appreciation was $2,274,464. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,548,994 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($15,274,530).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED)
THE EMERGING GROWTH FUND

                                                                      Number of              Value
                                                                        Shares               (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
----------------------------------------------------------------------------------------------------
Aerospace & Defence -- 0.0%
MTC Technologies, Inc.*                                                    1,400               $ 33
                                                                                          ---------

Banking -- 0.9%
NetBank, Inc.                                                             57,100                751
                                                                                          ---------

Broadcast/Media -- 2.1%
Cox Radio, Inc.*                                                          20,000                462
Entravision Communications Corp.*                                         24,550                279
Radio One, Inc.*                                                          52,150                927
Radio One, Inc.*                                                          10,900                195
                                                                                          ---------
                                                                                              1,863
                                                                                          ---------
Computer - Internet - Communications -- 0.6%
Centillium Communications, Inc.*                                          40,700                403
WebEx Communications, Inc.*                                                9,900                138
                                                                                          ---------
                                                                                                541
                                                                                          ---------
Computer - Internet - Content Service -- 0.6%
E-LOAN, Inc.*                                                             88,500                516
                                                                                          ---------

Computer - Internet Services & Software -- 8.4%
Agile Software Corp.*                                                     51,100                493
Ariba, Inc.*                                                              70,200                208
Autobytel, Inc.*                                                          14,100                 88
Avocent Corp.*                                                            20,850                624
BARRA, Inc.*                                                               4,250                152
CheckFree Corp.*+                                                         13,900                387
CNET Networks, Inc.*                                                      91,100                568
Digital Insight Corp.*                                                    21,700                413
Digitas, Inc.*                                                            19,700                 98
DoubleClick, Inc.*                                                        50,800                470
ebookers Plc ADR*                                                         33,300                535
eResearch Technology, Inc.*+                                              36,300                804
ESPEED, INC.                                                               3,400                 67
Ixia*                                                                     54,550                351
Portal Software, Inc.*                                                    48,100                 96
Priceline.com, Inc.*                                                      13,316                298
RADWARE Ltd.*                                                             26,900                461
RealNetworks, Inc.*                                                       41,200                279
Retek, Inc.*                                                              77,850                498
VeriSign, Inc.*                                                            7,200                100
webMethods, Inc.*                                                         49,200                400
                                                                                          ---------
                                                                                              7,390
                                                                                          ---------
Computer - Network Products & Services -- 4.5%
Altiris, Inc.*                                                            60,000              1,203
Documentum, Inc.*+                                                        27,850                548
Emulex Corp.*                                                             19,000                433
Magma Design Automation, Inc.*                                            14,600                250
NetScreen Technologies, Inc.*+                                            25,700                580
Packeteer, Inc.*                                                          39,100                610
SRA International, Inc.*                                                   9,300                298
                                                                                          ---------
                                                                                              3,922
                                                                                          ---------
Computer Services & Software -- 9.0%
Anteon International Corp.*                                               28,650                800
Ask Jeeves, Inc.*                                                         65,550                901
Business Objects S.A. ADR*+                                               28,950                635
Cognizant Technology Solutions Corp.*                                     30,000                731
Concur Technologies, Inc.*                                                28,200                284
Kana Software, Inc.*                                                      30,000                 91
Merge Technologies, Inc.*                                                  4,700                 61
Micromuse, Inc.*                                                          17,300                138
MicroStrategy, Inc.*                                                      20,450                745
M-Systems Flash Disk Pioneers Ltd.*                                      128,550              1,431
Pinnacle Systems, Inc.*                                                   70,550                755


                                                                       Number of            Value
                                                                         Shares             (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Computer Services & Software -- (continued)
Quest Software, Inc.*                                                     46,750              $ 556
Research In Motion Ltd. ADR*+                                             15,600                337
Verity, Inc.*                                                             29,600                375
                                                                                          ---------
                                                                                              7,840
                                                                                          ---------
Consumer Products -- 0.6%
Leapfrog Enterprises, Inc.*                                               16,050                511
                                                                                          ---------

Education -- 2.3%
Career Education Corp.*+                                                  14,800              1,013
University of Phoenix Online*                                             19,700                999
                                                                                          ---------
                                                                                              2,012
                                                                                          ---------
Electronic Components & Semiconductors -- 15.6%
ASM International N.V.*+                                                  47,450                706
August Technology Corp.*                                                  57,800                367
Cree, Inc.*+                                                              26,700                435
DSP Group, Inc.*                                                          45,950                989
Exar Corp.*                                                               24,000                380
FormFactor Inc.*                                                             900                 16
Genesis Microchip, Inc.*                                                   6,200                 84
Genus, Inc.*                                                              14,100                 38
Integrated Circuit Systems, Inc.*+                                        24,100                757
Integrated Device Technology, Inc.*                                       47,550                526
Intersil Corp.*+                                                          35,750                951
LTX Corp.*                                                                47,950                413
Marvell Technology Group Ltd.*+                                           49,250              1,693
Nanometrics, Inc.*                                                         9,900                 70
O2Micro International Ltd.*                                              149,800              2,413
OmniVision Technologies, Inc.*+                                           28,950                903
PLX Technology, Inc.*                                                     62,400                246
PMC-Sierra, Inc.*                                                         14,100                165
Power Integrations, Inc.*+                                                25,750                626
Rudolph Technologies, Inc.*                                               23,400                374
Silicon Laboratories, Inc.*                                               12,900                344
Ultratech, Inc.*                                                          34,100                631
Verisity Ltd.*                                                             5,700                 68
Virage Logic Corp.*                                                       20,050                145
Zoran Corp.*                                                              21,300                409
                                                                                          ---------
                                                                                             13,749
                                                                                          ---------
Finance -- 1.4%
AmeriCredit Corp.*                                                        12,200                104
Boston Private Financial Holdings, Inc.                                   17,950                378
LendingTree, Inc.*                                                        30,950                758
                                                                                          ---------
                                                                                              1,240
                                                                                          ---------
Food & Beverages -- 0.6%
Peet's Coffee & Tea, Inc.*                                                29,550                516
                                                                                          ---------

Healthcare -- 5.3%
The Advisory Board Co.*                                                    2,600                105
AMERIGROUP Corp.*                                                         16,750                623
LifePoint Hospitals, Inc.*+                                                7,250                152
Odyssey Healthcare, Inc.*                                                 16,225                601
Priority Healthcare Corp.*+                                                9,500                176
Sunrise Senior Living, Inc.*+                                             47,600              1,065
United Surgical Partners International, Inc.*+                            68,250              1,542
WebMD Corp.*+                                                             38,900                421
                                                                                          ---------
                                                                                              4,685
                                                                                          ---------
Hotels & Resorts -- 2.1%
Four Seasons Hotels, Inc.+                                                10,650                461
Station Casinos, Inc.*                                                    56,100              1,417
                                                                                          ---------
                                                                                              1,878
                                                                                          ---------
Instruments - Controls -- 0.4%
Photon Dynamics, Inc.*+                                                   13,850                383
                                                                                          ---------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE EMERGING GROWTH FUND

                                                                      Number of              Value
                                                                        Shares               (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Manufacturing -- 1.0%
Applied Films Corp.*                                                      28,650              $ 741
Gen-Probe, Inc.*+                                                          4,400                180
                                                                                          ---------
                                                                                                921
                                                                                          ---------
Medical Services & Equipment -- 8.8%
Advanced Neuromodulation Systems, Inc.*                                   11,650                603
Biosite, Inc.*+                                                           24,700              1,188
Covance, Inc.*                                                            25,400                460
Exact Sciences Corp.*                                                     89,950                986
IMPAC Medical Systems, Inc.*                                               4,550                 95
INAMED Corp.*+                                                            15,300                821
Integra LifeSciences Holdings*                                            22,200                586
Martek Biosciences Corp.*                                                 22,500                966
Osteotech, Inc.*                                                          21,300                289
Regeneration Technologies, Inc.*                                           5,000                 66
Telik, Inc.*                                                              47,750                767
Wilson Greatbatch Technologies, Inc.*                                     26,650                962
                                                                                          ---------
                                                                                              7,789
                                                                                          ---------
Medical Supplies & Equipment -- 0.1%
Align Technology, Inc.*                                                    6,000                 75
                                                                                          ---------

Metal Components & Products -- 0.7%
Steel Dynamics, Inc.*                                                     44,450                609
                                                                                          ---------

Personal Services -- 1.3%
Bright Horizons Family Solutions, Inc.*                                   33,850              1,136
                                                                                          ---------

Pharmaceuticals -- 10.3%
Able Laboratories, Inc.*                                                   5,300                105
Accredo Health, Inc.*                                                     27,550                601
Andrx Corp.*+                                                             21,300                424
Angiotech Pharmaceuticals, Inc.*                                          20,400                831
AtheroGenics, Inc.*                                                       52,600                785
CIMA Labs, Inc.*                                                          54,300              1,460
Impax Laboratories, Inc.*                                                 11,300                135
Inspire Pharmaceuticals, Inc.*                                            10,550                114
Inveresk Research Group, Inc.*                                            28,100                506
K V Pharmaceutical Co.*                                                   17,900                498
Medicines Co.*                                                            27,550                542
MGI Pharma, Inc.*                                                          3,600                 92
Neurocrine Biosciences, Inc.*                                             12,300                614
NPS Pharmaceuticals, Inc.*                                                 7,200                175
Penwest Pharmaceuticals Co.*                                               1,400                 34
Pharmaceutical Product Development, Inc.*                                 25,150                723
Pharmaceutical Resources, Inc.*+                                          17,200                837
Taro Pharmaceutical Industries Ltd.*                                      11,550                634
                                                                                          ---------
                                                                                              9,110
                                                                                          ---------
Real Estate -- 0.9%
CoStar Group, Inc.*                                                       26,400                788
                                                                                          ---------

Restaurants -- 0.1%
Chicago Pizza & Brewery, Inc.*                                            11,700                117
                                                                                          ---------

Retail -- 8.8%
Coach, Inc.*+                                                             15,850                788
Cost Plus, Inc.*                                                          34,750              1,239
Guitar Center, Inc.*                                                       2,200                 64
Kenneth Cole Productions, Inc.*                                           10,000                195
Kirkland's, Inc.*                                                         20,700                334
Overture Services, Inc.*                                                  73,350              1,330
Pacific Sunwear of California, Inc.*                                      57,100              1,376
Select Comfort Corp.*                                                     37,100                608
Tractor Supply Co.*                                                       14,100                673



                                                                       Number of            Value
                                                                        Shares              (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Retail -- (continued)
Urban Outfitters, Inc.*+                                                  32,200            $ 1,156
                                                                                          ---------
                                                                                              7,763
                                                                                          ---------
Services - Commercial -- 5.5%
Alliance Data Systems Corp.*+                                              7,100                166
Corporate Executive Board Co.*+                                           23,200                940
FTI Consulting, Inc.*                                                     28,475                711
Global Payments, Inc.                                                     23,000                817
InfoSpace, Inc.*                                                          62,400                847
Kroll, Inc.*                                                              34,300                928
Navigant Consulting, Inc.*                                                38,100                451
                                                                                          ---------
                                                                                              4,860
                                                                                          ---------
Telecommunications -- 1.7%
CIENA Corp.*                                                              10,600                 55
Sierra Wireless, Inc.*                                                    21,200                131
Sonus Networks, Inc.*                                                     36,900                186
ValueClick, Inc.*                                                         19,700                119
West Corp.*                                                               24,150                644
Wireless Facilities, Inc.*                                                29,000                345
                                                                                          ---------
                                                                                              1,480
                                                                                          ---------
Transportation  & Related Services -- 2.4%
CSK Auto Corp.*                                                           17,150                248
Forward Air Corp.*                                                        27,900                708
JetBlue Airways Corp.*+                                                   28,050              1,186
                                                                                          ---------
                                                                                              2,142
                                                                                          ---------
Veterinary Products & Services -- 0.3%
VCA Antech, Inc.*                                                         12,800                250
                                                                                          ---------

TOTAL COMMON STOCKS
(Cost $66,433)                                                                               84,870
                                                                                          ---------
                                                                          Par
                                                                         (000)
----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.0%
----------------------------------------------------------------------------------------------------
MicroStrategy, Inc.
  7.500%,  06/24/07
(Cost $0)                                                                      1                  1
                                                                                          ---------

                                                                      Number of
                                                                       Warrants
----------------------------------------------------------------------------------------------------
WARRANTS -- 0.5%
----------------------------------------------------------------------------------------------------
Expedia, Inc.*
(Cost $29)                                                                 8,376                457
                                                                                          ---------

                                                                      Number of
                                                                        Shares
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
----------------------------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                                   1,671,144              1,671
BlackRock Provident Institutional
    Funds - TempFund                                                   1,671,143              1,671
                                                                                          ---------

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,342)                                                                                 3,342
                                                                                          ---------

TOTAL INVESTMENTS --- 100.6%
  (Cost $69,804) (a)                                                                         88,670

SHORT-TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES
  (See Note 8) --19.0% (Cost $16,271)                                                        16,721
                                                                                          ---------


PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE EMERGING GROWTH FUND

                                                                                            Value
                                                                                            (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS
   OF OTHER ASSETS--(19.6%)                                                                 (17,241)
                                                                                          ---------

NET ASSETS APPLICABLE TO 6,221,791
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                                         $ 88,150
                                                                                          =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                                $ 14.17
                                                                                          =========

---------------------------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.
ADR - American Depository Receipt

(a) At June 30, 2003, the cost for Federal income tax purposes was $72,106,424. Net unrealized appreciation was $16,563,082. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,453,647 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,890,565).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED)
THE LIMITED MATURITY BOND FUND

                                                                  Par             Value
                                                                 (000)            (000)
-----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 43.4%
-----------------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes -- 7.6%
  3.375%,  01/15/07                                             $ 3,000          $ 3,822
                                                                                --------

U.S. Treasury Notes -- 35.8%
  2.250%,  07/31/04                                               3,000            3,039
  3.000%,  02/15/08                                               4,000            4,116
  3.625%,  08/31/03                                               1,900            1,908
  4.375%,  05/15/07                                               2,000            2,173
  4.625%,  05/15/06                                               3,000            3,252
  5.750%,  11/15/05                                                 100              110
  7.500%,  02/15/05                                               1,000            1,101
  7.875%,  11/15/04                                               2,100            2,292
                                                                                --------
                                                                                  17,991
                                                                                --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,983)                                                                    21,813
                                                                                --------

-----------------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 16.5%
-----------------------------------------------------------------------------------------
Federal Home Loan Bank -- 3.0%
  0.95%, 07/01/03                                                 1,500            1,500
                                                                                --------

Federal National Mortgage Association --11.2%
  5.000%,  01/25/12 ++                                            4,850              381
  7.000%,  12/01/32                                               4,999            5,265
                                                                                --------
                                                                                   5,646
                                                                                --------

Government National Mortgage Association -- 2.3%
  6.500%,  01/15/32                                                 206              216
  6.500%,  05/15/32                                                 722              758
  6.500%,  09/15/32                                                 187              197
                                                                                --------
                                                                                   1,171
                                                                                --------
TOTAL AGENCY OBLIGATIONS
(Cost $8,422)                                                                      8,317
                                                                                --------

-----------------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 6.8%
-----------------------------------------------------------------------------------------
Boston Edison Company
  6.450%,  09/15/05                                                  19               19
Green Tree Financial Corp.
  5.950%,  02/01/13                                                 312              313
  6.500%,  02/01/31                                               1,120            1,121
  7.250%,  09/15/26                                                 934              949
  7.650%,  04/15/19                                                 960            1,035
                                                                                --------

TOTAL ASSET BACKED SECURITIES
(Cost $3,379)                                                                      3,437
                                                                                --------

-----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.3%
-----------------------------------------------------------------------------------------
Asset Securitization Corp.
  7.400%,  10/13/26                                               1,000            1,139
Bear Stearns Commercial Mortgage Securities
  6.080%,  02/15/35                                               1,855            2,059
Conseco Finance Securitizations Corp.
  5.790%,  04/01/24                                               1,000            1,022
GE Capital Commercial Mortgage Corp.
  5.033%,  12/10/35                                                 208              222
  6.079%,  05/15/33                                                 874              963



                                                                    Par          Value
                                                                   (000)         (000)
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (Continued)
----------------------------------------------------------------------------------------
Green Tree Financial Corp.
  7.330%,  03/01/30                                             $ 1,000          $ 1,025
LB-UBS Commercial Mortgage Trust
  5.401%,  03/15/26                                               1,202            1,287
  6.058%,  06/15/20                                                 938            1,030
  8.400%,  11/20/03                                                 211              212
Morgan Stanley Dean Witter Capital I
  5.020%,  10/15/35                                               1,683            1,787
PNC Mortgage Acceptance Corp.
  5.910%,  03/12/34                                                 872              957
                                                                                --------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,379)                                                                    11,703
                                                                                --------

                                                               Number of
                                                                 Shares
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.2%
----------------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempFund                                         2,359,248            2,359
Evergreen Prime Cash Management
     Money Market Fund                                        2,270,765            2,271
Janus Money Market Fund, Inc.                                    11,404               11
                                                                                --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,641)                                                                      4,641
                                                                                --------

TOTAL INVESTMENTS --- 99.2%
  (Cost $48,804) (a)                                                              49,911

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 0.8%                                                            413
                                                                                --------

NET ASSETS APPLICABLE TO 4,590,017
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                               $50,324
                                                                                ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                     $ 10.96
                                                                                ========


-------------------------------------------------------------
++  IO - Interest Only Security

(a) At June 30, 2003, the cost for Federal income tax purposes was $48,803,757. Net unrealized appreciation was $1,107,695. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,236,556 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($128,861).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE  30, 2003 (UNAUDITED)
THE CORE EQUITY FUND

                                                                          Number             Value
                                                                        Of Shares            (000)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
-----------------------------------------------------------------------------------------------------
Advertising -- 1.1%
Omnicom Group, Inc.                                                         1,500              $ 108
                                                                                            --------

Aerospace & Defense -- 1.9%
United Technologies Corp.                                                   2,700                191
                                                                                            --------

Automobiles & Related -- 1.7%
PACCAR, Inc.                                                                2,500                169
                                                                                            --------

Banking -- 7.2%
Bank of America Corp.                                                       2,500                197
FleetBoston Financial Corp.                                                 3,000                 89
SouthTrust Corp.                                                           10,000                272
Wachovia Corp.                                                              2,000                 80
Wells Fargo & Co.                                                           2,000                101
                                                                                            --------
                                                                                                 739
                                                                                            --------
Broadcasting/Media -- 2.3%
Comcast Corp.*                                                              2,500                 75
Gannett Co., Inc.                                                           1,000                 77
Viacom, Inc.*                                                               2,000                 87
                                                                                            --------
                                                                                                 239
                                                                                            --------
Chemicals -- 0.4%
Du Pont (E.I.) de Nemours and Co.                                           1,000                 42
                                                                                            --------

Computer - Network  Products & Services -- 2.0%
Cisco Systems, Inc.*                                                       12,500                209
                                                                                            --------

Computer  Services & Software -- 9.3%
Electronic Arts, Inc.*                                                      1,500                111
First Data Corp.                                                            5,000                207
Lexmark International, Inc.*                                                1,500                106
Microsoft Corp.                                                            12,500                320
Oracle Corp.*                                                               7,500                 90
VERITAS Software Corp.                                                      4,000                115
                                                                                            --------
                                                                                                 949
                                                                                            --------
Computers & Office Equipment -- 4.7%
Dell Computer Corp.*                                                        6,000                192
Hewlett-Packard Co.                                                         4,000                 85
International Business Machines Corp.                                       2,500                206
                                                                                            --------
                                                                                                 483
                                                                                            --------
Consumer  Products -- 1.5%
Fortune Brands, Inc.                                                        3,000                157
                                                                                            --------

Cosmetics & Toiletries -- 1.3%
Procter & Gamble Co.                                                        1,500                134
                                                                                            --------

Diversified Operations -- 4.1%
3M Co.                                                                        500                 64
General Electric Co.                                                       12,500                359
                                                                                            --------
                                                                                                 423
                                                                                            --------
Education -- 0.9%
Apollo Group, Inc.*                                                         1,500                 93
                                                                                            --------

Electronic Components & Semiconductors -- 3.2%
Analog Devices, Inc.*                                                       3,500                122
Intel Corp.                                                                10,000                208
                                                                                            --------
                                                                                                 330
                                                                                            --------
Energy Resources & Services -- 1.8%
Philadelphia Suburban Corp.                                                 4,000                 98
PPL Corp.                                                                   2,000                 86
                                                                                            --------
                                                                                                 184
                                                                                            --------


                                                                           Number            Value
                                                                         Of Shares           (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Finance -- 10.0%
Ambac Financial Group, Inc.                                                 1,500               $ 98
American Express Co.                                                        2,500                105
Capital One Financial Corp.                                                 2,500                123
Citigroup, Inc.                                                             7,500                321
Goldman Sachs Group, Inc.                                                   1,000                 84
J.P. Morgan Chase & Co.                                                     5,000                171
Washington Mutual, Inc.                                                     3,000                124
                                                                                            --------
                                                                                               1,026
                                                                                            --------
Food & Beverages -- 1.5%
PepsiCo, Inc.                                                               2,500                111
SYSCO Corp.                                                                 1,500                 45
                                                                                            --------
                                                                                                 156
                                                                                            --------
Healthcare -- 1.0%
UnitedHealth Group, Inc.                                                    2,000                101
                                                                                            --------

Insurance -- 3.3%
American International Group, Inc.                                          1,500                 83
Marsh & McLennan Cos., Inc.                                                 5,000                255
                                                                                            --------
                                                                                                 338
                                                                                            --------
Machinery & Heavy Equipment -- 2.5%
Caterpillar, Inc.                                                           2,500                139
Ingersoll-Rand Co.                                                          2,500                118
                                                                                            --------
                                                                                                 257
                                                                                            --------
Medical Services & Equipment -- 5.7%
Amgen, Inc.*                                                                2,500                166
Genzyme Corp.*                                                              2,500                105
Guidant Corp.*                                                              3,000                133
Medtronic, Inc.                                                             2,000                 96
St. Jude Medical, Inc.*                                                     1,500                 86
                                                                                            --------
                                                                                                 586
                                                                                            --------
Metals & Mining -- 1.0%
Newmont Mining Corp.                                                        3,000                 97
                                                                                            --------

Oil & Gas -- 6.7%
ChevronTexaco Corp.                                                         2,000                144
Exxon Mobil Corp.                                                           8,000                287
Kinder Morgan, Inc.                                                         2,000                109
Occidental Petroleum Corp.                                                  3,000                101
Smith International, Inc.*                                                  1,250                 46
                                                                                            --------
                                                                                                 687
                                                                                            --------
Pharmaceuticals -- 8.6%
Johnson & Johnson                                                           3,750                194
Medimmune, Inc.*                                                            3,000                109
Merck & Co., Inc.                                                           4,000                242
Pfizer, Inc.                                                               10,000                342
                                                                                            --------
                                                                                                 887
                                                                                            --------
Retail -- 5.1%
Gap, Inc.                                                                   5,000                 94
Home Depot, Inc.                                                            3,500                116
Staples, Inc.*                                                              2,500                 46
Wal-Mart Stores, Inc.                                                       5,000                268
                                                                                            --------
                                                                                                 524
                                                                                            --------
Telecommunications -- 4.6%
Nextel Communications, Inc.*                                                5,000                 90
Nokia Corp. ADR                                                             6,000                 99
Verizon Communications, Inc.                                                3,500                138
Vodafone Group Plc ADR                                                      7,500                147
                                                                                            --------
                                                                                                 474
                                                                                            --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE  30, 2003 (UNAUDITED) (Concluded)
THE CORE EQUITY FUND

                                                                           Number            Value
                                                                         Of Shares           (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Transportation  & Related Services -- 0.9%
FedEx Corp.                                                                 1,500               $ 93
                                                                                            --------

TOTAL COMMON STOCKS
  (Cost $9,010)                                                                                9,676
                                                                                            --------


-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
-----------------------------------------------------------------------------------------------------
Industrial -- 1.0%
Duke Realty Corp.
  (Cost $100)                                                               3,500                 97
                                                                                            --------


-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
-----------------------------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempCash                                                       145,878                146
BlackRock Provident Institutional
   Funds - TempFund                                                       145,888                146
                                                                                            --------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $292)                                                                                    292
                                                                                            --------

TOTAL INVESTMENTS --- 98.1%
  (Cost $9,402) (a)                                                                           10,065

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 1.9%                                                                        192
                                                                                            --------

NET ASSETS APPLICABLE TO 1,825,320
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                                           $10,257
                                                                                            ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                                  $ 5.62
                                                                                            ========



-----------------------------------------------------------------
* Non-Income Producing Security
   ADR - American Depository Receipt

(a) At June 30, 2003, the cost for Federal income tax purposes was $9,589,448. Net unrealized appreciation was $475,219. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $929,454 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($454,235).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED)
THE INDEX 500 FUND

                                                                         Number of            Value
                                                                          Shares              (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%
------------------------------------------------------------------------------------------------------
Advertising -- 0.2%
Interpublic Group of Cos., Inc.                                             8,125               $ 109
Monster Worldwide, Inc.*                                                    2,331                  46
Omnicom Group, Inc.                                                         3,931                 282
                                                                                             --------
                                                                                                  437
                                                                                             --------
Aerospace & Defense -- 1.4%
Boeing Co.                                                                 17,534                 602
General Dynamics Corp.                                                      4,115                 298
Lockheed Martin Corp.                                                       9,386                 447
Northrop Grumman Corp.                                                      3,814                 329
Raytheon Co.                                                                8,562                 281
Rockwell Collins, Inc.                                                      3,713                  92
United Technologies Corp.                                                   9,757                 691
                                                                                             --------
                                                                                                2,740
                                                                                             --------
Agricultural Products -- 0.1%
Monsanto Co.                                                                5,451                 118
                                                                                             --------

Apartments -- 0.1%
Apartment Investment & Management Co.                                       1,956                  68
Equity Residential Properties Trust                                         5,683                 147
                                                                                             --------
                                                                                                  215
                                                                                             --------
Automobiles & Related -- 0.9%
AutoNation, Inc.*                                                           5,867                  92
Cooper Tire & Rubber Co.                                                    1,534                  27
DANA Corp.                                                                  3,099                  36
Delphi Automotive Systems Corp.                                            11,684                 101
Ford Motor Co.                                                             38,170                 420
General Motors Corp.                                                       11,691                 421
Genuine Parts Co.                                                           3,625                 116
B.F. Goodrich Co.                                                           2,451                  51
Goodyear Tire & Rubber Co.                                                  3,655                  19
Harley-Davidson, Inc.                                                       6,305                 251
Navistar International Corp.*                                               1,423                  46
PACCAR, Inc.                                                                2,424                 164
Visteon Corp.                                                               2,725                  19
                                                                                             --------
                                                                                                1,763
                                                                                             --------
Banking -- 6.5%
AmSouth Bancorp                                                             7,321                 160
Banc One Corp.                                                             23,823                 886
Bank of America Corp.                                                      31,240               2,469
Bank of New York Co., Inc.                                                 16,079                 462
BB&T Corp.                                                                  9,828                 337
Charter One Financial, Inc.                                                 4,692                 146
Comerica, Inc.                                                              3,652                 170
Fifth Third Bancorp                                                        11,975                 687
First Tennessee National Corp.                                              2,633                 116
FleetBoston Financial Corp.                                                21,929                 652
Golden West Financial Corp.                                                 3,183                 255
Huntington Bancshares, Inc.                                                 4,767                  93
KeyCorp                                                                     8,817                 223
Marshall & Ilsley Corp.                                                     4,727                 145
Mellon Financial Corp.                                                      8,998                 250
National City Corp.                                                        12,756                 417
North Fork Bancorp, Inc.                                                    3,267                 111
Northern Trust Corp.                                                        4,596                 192
PNC Financial Services Group                                                5,898                 288
Regions Financial Corp.                                                     4,631                 156
SouthTrust Corp.                                                            7,095                 193
SunTrust Banks, Inc.                                                        5,841                 347
Union Planters Corp.                                                        4,140                 128
U.S. Bancorp                                                               40,035                 981



                                                                       Number of            Value
                                                                         Shares             (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Banking--(continued)
Wachovia Corp.                                                             28,053            $ 1,121
Wells Fargo & Co.                                                          34,933              1,761
Zions Bancorp                                                               1,879                 95
                                                                                            --------
                                                                                              12,841
                                                                                            --------
Broadcast/Media -- 3.0%
AOL Time Warner, Inc.*                                                     93,785              1,509
Clear Channel Communications, Inc.*                                        12,807                543
Comcast Corp.*                                                             46,899              1,415
Gannett Co., Inc.                                                           5,601                430
McGraw-Hill Cos., Inc.                                                      3,976                247
Meredith Corp.                                                              1,037                 46
Univision Communications, Inc.*                                             4,780                145
Viacom, Inc.*                                                              36,619              1,599
                                                                                            --------
                                                                                               5,934
                                                                                            --------
Building & Real Estate -- 0.0%
Pulte Corp.                                                                 1,273                 78
                                                                                            --------

Building Products & Supplies -- 0.6%
American Standard Cos., Inc.*                                               1,497                111
Centex Corp.                                                                1,298                101
KB Home                                                                       991                 61
Lowe's Cos., Inc.                                                          16,262                698
Masco Corp.                                                                 9,939                237
Vulcan Materials Co.                                                        2,117                 79
                                                                                            --------
                                                                                               1,287
                                                                                            --------
Chemicals -- 1.3%
Air Products & Chemicals, Inc.                                              4,739                197
Ashland Oil, Inc.                                                           1,423                 44
Dow Chemical Co.                                                           19,093                591
Du Pont (E.I.) De Nemours and Co.                                          20,770                865
Eastman Chemical Co.                                                        1,613                 51
Ecolab, Inc.                                                                5,480                140
Englehard Corp.                                                             2,626                 65
Great Lakes Chemical Corp.                                                  1,047                 21
Hercules, Inc.*                                                             2,292                 23
PPG Industries, Inc.                                                        3,539                180
Praxair, Inc.                                                               3,388                204
Rohn & Haas Co.                                                             4,630                144
Sigma-Aldrich Corp.                                                         1,478                 80
                                                                                            --------
                                                                                               2,605
                                                                                            --------
Computer - Internet - Content Service -- 0.2%
Yahoo!, Inc.*                                                              12,579                412
                                                                                            --------

Computer - Internet Services & Software -- 0.4%
Ebay, Inc.*                                                                 6,621                690
Symantec Corp.*                                                             3,080                135
                                                                                            --------
                                                                                                 825
                                                                                            --------
Computer - Network Products & Services -- 1.6%
Cisco Systems, Inc.*                                                      146,372              2,443
International Game Technology, Inc.*                                        1,781                182
Network Appliance, Inc.*                                                    7,076                115
Sun Microsystems, Inc.*                                                    67,352                310
Symbol Technologies, Inc.                                                   4,808                 63
                                                                                            --------
                                                                                               3,113
                                                                                            --------
Computer Services & Software -- 5.6%
Adobe Systems, Inc.                                                         4,835                155
Autodesk, Inc.                                                              2,331                 38
Automatic Data Processing, Inc.                                            12,471                422
BMC Software, Inc.*                                                         4,865                 79
Citrix Systems, Inc.*                                                       3,447                 70


PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                                        Number of              Value
                                                                          Shares               (000)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Computer Services & Software -- (continued)
Computer Associates International, Inc.                                    12,055               $ 269
Computer Sciences Corp.*                                                    3,904                 149
Compuware Corp.*                                                            7,884                  45
Deluxe Corp.                                                                1,152                  52
Electronic Arts, Inc.*                                                      3,036                 225
Electronic Data Systems Corp.                                               9,976                 214
EMC Corp.*                                                                 45,608                 478
First Data Corp.                                                           15,598                 646
International Flavors & Fragrances, Inc.                                    1,957                  62
Intuit, Inc.*                                                               4,279                 191
Lexmark International, Inc.*                                                2,658                 188
Mercury Interactive Corp.*                                                  1,780                  69
Microsoft Corp.                                                           223,899               5,734
NCR Corp.*                                                                  1,989                  51
Novell, Inc.*                                                               7,681                  24
Oracle Corp.*                                                             109,340               1,314
Parametric Technology Corp.*                                                5,514                  17
PeopleSoft, Inc.*                                                           6,602                 116
Siebel Systems, Inc.*                                                      10,209                  97
SunGard Data Systems, Inc.*                                                 5,930                 154
Unisys Corp.*                                                               6,835                  84
VERITAS Software Corp.                                                      8,650                 248
                                                                                             --------
                                                                                               11,191
                                                                                             --------
Computers & Office Equipment -- 3.3%
Apple Computer, Inc.*                                                       7,624                 146
Dell Computer Corp.*                                                       53,560               1,712
Gateway, Inc.*                                                              6,758                  25
Hewlett-Packard Co.                                                        63,657               1,356
International Business Machines Corp.                                      36,036               2,973
Pitney Bowes, Inc.                                                          4,884                 188
Xerox Corp.*                                                               16,816                 178
                                                                                             --------
                                                                                                6,578
                                                                                             --------
Consumer Products -- 2.0%
Altria Group, Inc.                                                         42,227               1,919
American Greetings Corp.*                                                   1,374                  27
Brunswick Corp.                                                             1,882                  47
Cendant Corp.*                                                             21,240                 389
Clorox Co.                                                                  4,519                 193
Fortune Brands, Inc.                                                        3,030                 158
Hasbro, Inc.                                                                3,612                  63
Mattel, Inc.                                                                9,169                 173
Maytag Corp.                                                                1,633                  40
Newell Rubbermaid, Inc.                                                     5,718                 160
NIKE, Inc.                                                                  5,505                 294
Pall Corp.                                                                  2,565                  58
R.J. Reynolds Tobacco Holdigns, Inc.                                        1,758                  65
Reebok International, Ltd.*                                                 1,235                  42
Tupperware Corp.                                                            1,217                  18
UST, Inc.                                                                   3,487                 122
V.F. Corp.                                                                  2,252                  77
Whirlpool Corp.                                                             1,430                  91
                                                                                             --------
                                                                                                3,936
                                                                                             --------
Containers -- 0.1%
Ball Corp.                                                                  1,189                  54
Bemis Co., Inc.                                                             1,107                  52
Pactiv Corp.*                                                               3,325                  66
Sealed Air Corp.*                                                           1,760                  84
                                                                                             --------
                                                                                                  256
                                                                                             --------

                                                                        Number of            Value
                                                                          Shares             (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Cosmetics & Toiletries -- 2.3%
Alberto Culver Co.                                                          1,223               $ 62
Avon Products, Inc.                                                         4,897                305
Colgate-Palmolive Co.                                                      11,220                650
Gillette Co.                                                               21,295                679
Kimberly-Clark Corp.                                                       10,609                553
Procter & Gamble Co.                                                       27,000              2,408
                                                                                            --------
                                                                                               4,657
                                                                                            --------
Diversified Operations -- 4.7%
3M Co.                                                                      8,150              1,051
Crane Co.                                                                   1,236                 28
Eaton Corp.                                                                 1,555                122
Fluor Corp.                                                                 1,700                 57
General Electric Co.                                                      208,427              5,978
Honeywell International, Inc.                                              17,891                480
Illinois Tool Works, Inc.                                                   6,414                422
ITT Industries, Inc.                                                        1,916                126
Leggett & Platt, Inc.                                                       4,022                 83
Textron, Inc.                                                               2,817                110
Tyco International Ltd.                                                    41,644                790
                                                                                            --------
                                                                                               9,247
                                                                                            --------
Education -- 0.1%
Apollo Group, Inc.*                                                         3,654                226
                                                                                            --------

Electric Products -- 0.3%
Cooper Industries Ltd.                                                      1,944                 80
Emerson Electric Co.                                                        8,778                449
                                                                                            --------
                                                                                                 529
                                                                                            --------
Electric Components & Semiconductors -- 3.4%
Advanced Micro Devices, Inc.*                                               7,211                 46
Agilent Technologies, Inc.*                                                 9,828                192
Altera Corp.*                                                               7,985                131
Analog Devices, Inc.*                                                       7,618                265
Applied Materials, Inc.*                                                   34,564                548
Applied Micro Circuits Corp.*                                               6,341                 38
Broadcom Corp.*                                                             5,841                145
Intel Corp.                                                               136,263              2,832
Jabil Circuit, Inc.*                                                        4,142                 92
KLA-Tencor Corp.*                                                           3,968                184
Linear Technology Corp.                                                     6,527                210
LSI Logic Corp.*                                                            7,825                 55
Maxim Integrated Products, Inc.                                             6,770                232
Micron Technology, Inc.*                                                   12,692                148
Molex, Inc.                                                                 3,985                108
National Semiconductor Corp.*                                               3,805                 75
Novellus Systems, Inc.*                                                     3,126                115
NVIDIA Corp.*                                                               3,317                 76
PMC-Sierra, Inc.*                                                           3,523                 41
QLogic Corp.*                                                               1,956                 95
Sanmina-SCI Corp.                                                          10,636                 67
Solectron Corp.*                                                           17,304                 65
Tektronix, Inc.*                                                            1,769                 38
Teradyne, Inc.*                                                             3,856                 67
Texas Instruments, Inc.                                                    36,063                635
Thomas & Betts Corp.*                                                       1,219                 18
Xilinx, Inc.*                                                               7,036                178
                                                                                            --------
                                                                                               6,696
                                                                                            --------
Energy Resources & Services -- 2.7%
AES Corp.*                                                                 12,776                 81
Allegheny Energy, Inc.                                                      2,621                 22
Ameren Corp.                                                                3,362                148


PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                                        Number of              Value
                                                                          Shares               (000)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Energy Resources & Services -- (continued)
American Electric Power Co., Inc.                                           8,237               $ 246
American Power Conversion Corp.*                                            4,099                  64
Calpine Corp.*                                                              7,949                  52
Centerpoint Energy, Inc.                                                    6,370                  52
Cinergy Corp.                                                               3,672                 135
CMS Energy Corp.                                                            3,005                  24
Consolidated Edison, Inc.                                                   4,656                 202
Constellation Energy Group, Inc.                                            3,447                 118
Dominion Resources, Inc.                                                    6,481                 417
DTE Energy Co.                                                              3,503                 135
Duke Energy Corp.                                                          18,792                 375
Edison International*                                                       6,794                 112
Entergy Corp.                                                               4,708                 248
Exelon Corp.                                                                6,761                 404
FirstEnergy Corp.                                                           6,207                 239
FPL Group, Inc.                                                             3,822                 256
KeySpan Corp.                                                               3,280                 116
Mirant Corp.*                                                               8,426                  24
NiSource, Inc.                                                              5,475                 104
PG&E Corp.*                                                                 8,533                 181
Pinnacle West Capital Corp.                                                 1,903                  71
Power-One, Inc.*                                                            1,726                  12
PPL Corp.                                                                   3,515                 151
Progress Energy, Inc.                                                       5,021                 221
Public Service Enterprise Group, Inc.                                       4,710                 199
Southern Co.                                                               15,051                 469
Teco Energy, Inc.                                                           3,680                  44
TXU Corp.                                                                   6,720                 151
Williams Cos., Inc.                                                        10,796                  85
Xcel Energy, Inc.                                                           8,314                 125
                                                                                             --------
                                                                                                5,283
                                                                                             --------
Entertainment & Leisure -- 0.7%
Carnival Corp.                                                             13,108                 426
Harrah's Entertainment, Inc.*                                               2,287                  92
The Walt Disney Co.                                                        42,610                 842
                                                                                             --------
                                                                                                1,360
                                                                                             --------
Fiber Optics -- 0.1%
JDS Uniphase Corp.*                                                        29,825                 105
                                                                                             --------

Finance -- 8.6%
Ambac Financial Group, Inc.                                                 2,216                 147
American Express Co.                                                       27,047               1,131
Bear Stearns Cos., Inc.                                                     2,065                 150
H&R Block, Inc.                                                             3,735                 162
Capital One Financial Corp.                                                 4,722                 232
Charles Schwab Corp.                                                       28,162                 284
Citigroup, Inc.                                                           107,359               4,595
Countrywide Financial Corp.                                                 2,723                 189
Equifax, Inc.                                                               2,940                  76
Federal National Mortgage Association                                      20,433               1,378
Federated Investors, Inc.                                                   2,273                  62
Franklin Resources, Inc.                                                    5,285                 206
Federal Home Loan Mortgage Corp.                                           14,334                 728
Goldman Sachs Group, Inc.                                                   9,792                 820
Janus Capital Group, Inc.                                                   4,990                  82
John Hancock Financial Services, Inc.                                       6,026                 185
J.P. Morgan Chase & Co.                                                    42,360               1,448
Lehman Brothers Holdings, Inc.                                              5,058                 336
MBIA, Inc.                                                                  3,000                 146
MBNA Corp.                                                                 26,645                 555


                                                                        Number of             Value
                                                                          Shares              (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Finance --(continued)
Merrill Lynch & Co., Inc.                                                  19,401              $ 906
Moody's Corp.                                                               3,092                163
Morgan Stanley Dean Witter & Co.                                           22,674                970
Paychex, Inc.                                                               7,850                230
Providian Financial Corp.*                                                  6,044                 56
Prudential Financial, Inc.                                                 11,463                386
SLM Corp.                                                                   9,429                369
State Street Corp.                                                          6,931                273
Synovus Financial Corp.                                                     6,331                136
T. Rowe Price Group, Inc.                                                   2,546                 96
Washington Mutual, Inc.                                                    19,404                802
                                                                                            --------
                                                                                              17,299
                                                                                            --------
Food & Beverages -- 4.2%
Anheuser-Busch Cos., Inc.                                                  17,399                888
Archer-Daniels Midland Co.                                                 13,439                173
Brown-Forman Corp.                                                          1,256                 99
Campbell Soup Co.                                                           8,561                210
Coca-Cola Co.                                                              51,370              2,384
Coca-Cola Enterprises, Inc.                                                 9,428                171
ConAgra, Inc.                                                              11,199                264
Adolph Coors Co.                                                              757                 37
General Mills, Inc.                                                         7,707                365
Heinz (H.J.) Co.                                                            7,328                242
Hershey Foods Corp.                                                         2,735                191
Kellogg Co.                                                                 8,478                291
McCormick & Co., Inc.                                                       2,902                 79
Pepsi Bottling Group, Inc.                                                  5,717                114
PepsiCo, Inc.                                                              35,830              1,594
Safeway, Inc.*                                                              9,205                188
Sara Lee Corp.                                                             16,206                305
SYSCO Corp.                                                                13,547                407
Wm. Wrigley Jr., Co.                                                        4,693                264
                                                                                            --------
                                                                                               8,266
                                                                                            --------
Forest Products -- 0.0%
Plum Creek Timber Co.                                                       3,815                 99
                                                                                            --------

Healthcare -- 1.0%
HCA-The Healthcare Corp.                                                   10,669                342
Humana, Inc.*                                                               3,368                 51
IMS Health, Inc.                                                            5,068                 91
Manor Care, Inc.*                                                           1,877                 47
McKesson HBOC, Inc.                                                         6,037                216
Tenet Healthcare Corp.*                                                     9,731                113
UnitedHealth Group, Inc.                                                   18,547                932
Wellpoint Health Networks, Inc.*                                            3,034                256
                                                                                            --------
                                                                                               2,048
                                                                                            --------
Hotels & Resorts -- 0.2%
Hilton Hotels Corp.                                                         7,857                100
Marriott International, Inc.                                                4,835                186
Starwood Hotels & Resorts Worldwide, Inc.                                   4,184                120
                                                                                            --------
                                                                                                 406
                                                                                            --------
Human Resources -- 0.0%
Robert Half International, Inc.                                             3,548                 67
                                                                                            --------

Instruments - Controls -- 0.2%
Johnson Controls, Inc.                                                      1,859                159
Millipore Corp.*                                                            1,011                 45
Parker-Hannifin Corp.                                                       2,463                103
PerkinElmer, Inc.                                                           2,630                 36
Thermo Electron Corp.*                                                      3,373                 71


PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                                         Number of             Value
                                                                          Shares              (000)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Insruments - Controls -- (continued)
Waters Corp.*                                                               2,591                $ 75
                                                                                              -------
                                                                                                  489
                                                                                              -------
Insurance -- 4.3%
ACE Ltd.                                                                    5,520                 189
Aetna, Inc.                                                                 3,167                 191
AFLAC, Inc.                                                                10,706                 329
Allstate Corp.                                                             14,680                 523
American International Group, Inc.                                         54,396               3,002
Anthem, Inc.*                                                               2,883                 222
Aon Corp.                                                                   6,510                 157
Chubb Corp.                                                                 3,961                 238
CIGNA Corp.                                                                 2,923                 137
Cincinnati Financial Corp.                                                  3,351                 124
Hartford Financial Services Group, Inc.                                     5,835                 294
Jefferson-Pilot Corp.                                                       2,963                 123
Lincoln National Corp.                                                      3,701                 132
Loews Corp.                                                                 3,867                 183
Marsh & McLennan Cos., Inc.                                                11,165                 570
MetLife, Inc.                                                              15,853                 449
MGIC Investment Corp.                                                       2,058                  96
Principal Financial Group, Inc.                                             6,825                 220
Progressive Corp.                                                           4,539                 332
SAFECO Corp.                                                                2,885                 102
St. Paul Cos., Inc.                                                         4,746                 173
Torchmark Corp.                                                             2,420                  90
Travelers Property Casualty Corp.*                                         20,988                 331
UnumProvident Corp.                                                         6,000                  80
XL Capital Ltd.                                                             2,848                 236
                                                                                              -------
                                                                                                8,523
                                                                                              -------
Machinery & Heavy Equipment -- 0.7%
Black & Decker Corp.                                                        1,618                  70
Caterpillar, Inc.                                                           7,183                 400
Cummins Engine Co., Inc.                                                      865                  31
Danaher Corp.                                                               3,187                 217
Deere & Co.                                                                 4,992                 228
Dover Corp.                                                                 4,223                 127
Ingersoll-Rand Co.                                                          3,532                 167
McDermott International, Inc.*                                              1,364                   9
Rockwell Automation Corp.                                                   3,864                  92
Snap-On, Inc.                                                               1,213                  35
Stanley Works                                                               1,780                  49
                                                                                              -------
                                                                                                1,425
                                                                                              -------
Medical Services & Equipment -- 3.3%
Amgen, Inc.*                                                               26,266               1,745
Bard (C.R.), Inc.                                                           1,085                  77
Bausch & Lomb, Inc.                                                         1,109                  42
Baxter International, Inc.                                                 12,460                 324
Becton, Dickinson & Co.                                                     5,311                 206
Biomet, Inc.                                                                5,380                 154
Boston Scientific Corp.*                                                    8,553                 523
Cardinal Health, Inc.                                                       9,310                 599
Chiron Corp.*                                                               3,887                 170
Genzyme Corp.*                                                              4,500                 188
Guidant Corp.*                                                              6,450                 286
Health Management Associates, Inc.                                          4,977                  92
Medtronic, Inc.                                                            25,432               1,220
Quest Diagnostics, Inc.*                                                    2,196                 140
Quintiles Transnational Corp.*                                              2,466                  35
St. Jude Medical, Inc.*                                                     3,752                 216
Stryker Corp.                                                               4,140                 287



                                                                         Number of            Value
                                                                           Shares             (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Medical Services & Equipment -- (continued)
Zimmer Holdings, Inc.*                                                      4,097              $ 185
                                                                                             -------
                                                                                               6,489
                                                                                             -------
Metal Components & Products -- 0.4%
Alcoa, Inc.                                                                17,627                449
Allegheny Technologies, Inc.                                                1,688                 11
Freeport-McMoRan Copper & Gold, Inc.*                                       3,032                 74
Nucor Corp.                                                                 1,630                 80
Phelps Dodge Corp.*                                                         1,855                 71
United States Steel Corp.                                                   2,151                 35
Worthington Industries, Inc.                                                1,792                 24
                                                                                             -------
                                                                                                 744
                                                                                             -------
Metals & Mining -- 0.1%
Newmont Mining Corp.                                                        8,387                272
                                                                                             -------

Office Property -- 0.1%
Equity Office Properties Trust                                              8,398                227
                                                                                             -------

Office Supplies -- 0.1%
Avery Dennison Corp.                                                        2,303                116
                                                                                             -------

Oil & Gas -- 5.7%
Amerada Hess Corp.                                                          1,875                 92
Anadarko Petroleum Corp.                                                    5,202                231
Apache Corp.                                                                3,370                219
Baker Hughes, Inc.                                                          7,020                236
BJ Services Co.*                                                            3,296                123
Burlington Resources, Inc.                                                  4,187                226
ChevronTexaco Corp.                                                        22,279              1,609
ConocoPhillips                                                             14,154                776
Devon Energy Corp.                                                          4,812                257
Dynegy, Inc.                                                                7,771                 33
El Paso Corp.                                                              12,494                101
EOG Resources, Inc.                                                         2,389                100
Exxon Mobil Corp.                                                         139,295              5,002
Halliburton Co.                                                             9,116                210
Kerr-McGee Corp.                                                            2,103                 94
Kinder Morgan, Inc.                                                         2,545                139
Marathon Oil Corp.                                                          6,462                170
Nabors Industries Ltd.*                                                     3,037                120
NICOR, Inc.                                                                   918                 34
Noble Corp.*                                                                2,786                 96
Occidental Petroleum Corp.                                                  7,909                265
Peoples Energy Corp.                                                          751                 32
Rowan Cos., Inc.                                                            1,952                 44
Schlumberger Ltd.                                                          12,143                578
Sempra Energy                                                               4,326                123
Sunoco, Inc.                                                                1,598                 60
Transocean, Inc.                                                            6,668                146
Unocal Corp.                                                                5,380                154
                                                                                             -------
                                                                                              11,270
                                                                                             -------
Paper & Related Products -- 0.5%
Boise Cascade Corp.                                                         1,215                 29
Georgia-Pacific Corp.                                                       5,219                 99
International Paper Co.                                                     9,987                357
Louisiana-Pacific Corp.*                                                    2,181                 24
MeadWestvaco Corp.                                                          4,178                103
Temple-Inland, Inc.                                                         1,127                 48
Weyerhaeuser Co.                                                            4,567                247
                                                                                             -------
                                                                                                 907
                                                                                             -------


PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Continued)
THE INDEX 500 FUND


                                                                         Number of            Value
                                                                          Shares              (000)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 9.5%
Abbott Laboratories                                                        32,553             $ 1,425
Allergan, Inc.                                                              2,715                 209
AmerisourceBergen Corp.                                                     2,302                 160
Applera Corp. - Applied Biosystems Group                                    4,357                  83
Biogen, Inc.*                                                               3,096                 118
Bristol-Myers Squibb Co.                                                   40,422               1,097
Forest Laboratories, Inc.*                                                  7,570                 414
Johnson & Johnson                                                          61,913               3,201
King Pharmaceuticals, Inc.*                                                 5,020                  74
Eli Lilly & Co.                                                            23,430               1,616
MedImmune, Inc.*                                                            5,256                 191
Merck & Co., Inc.                                                          46,762               2,831
Pfizer, Inc.                                                              164,645               5,623
Schering-Plough Corp.                                                      30,633                 570
Watson Pharmaceuticals, Inc.*                                               2,232                  90
Wyeth                                                                      27,694               1,261
                                                                                             --------
                                                                                               18,963
                                                                                             --------
Photography Equipment & Supplies -- 0.1%
Eastman Kodak Co.                                                           5,974                 163
                                                                                             --------

Printing & Publishing -- 0.4%
Donnelley (R.R.) & Sons Co.                                                 2,362                  62
Dow Jones & Co., Inc.                                                       1,697                  73
Knight-Ridder, Inc.                                                         1,703                 117
New York Times Co.                                                          3,144                 143
Tribune Co.                                                                 6,443                 311
                                                                                             --------
                                                                                                  706
                                                                                             --------
Regional Malls -- 0.1%
Simon Property Group, Inc.                                                  3,941                 154
                                                                                             --------

Restaurants -- 0.6%
Darden Restaurants, Inc.                                                    3,510                  67
McDonald's Corp.                                                           26,533                 585
Starbucks Corp.*                                                            8,144                 200
Wendy's International, Inc.                                                 2,366                  69
Yum! Brands, Inc.*                                                          6,099                 180
                                                                                             --------
                                                                                                1,101
                                                                                             --------
Retail -- 6.2%
Albertson's, Inc.                                                           7,649                 147
AutoZone, Inc.*                                                             1,866                 142
Bed, Bath & Beyond, Inc.*                                                   6,157                 239
Best Buy Co., Inc.*                                                         6,720                 295
Big Lots, Inc.*                                                             2,434                  37
Circuit City Stores-Circuit City Group                                      4,320                  38
Costco Wholesale Corp.*                                                     9,512                 348
CVS Corp.                                                                   8,216                 230
Dillard's, Inc.                                                             1,767                  24
Dollar General Corp.                                                        6,956                 127
Family Dollar Stores, Inc.                                                  3,587                 137
Federated Department Stores, Inc.*                                          3,906                 144
Gap, Inc.                                                                  18,573                 348
Home Depot, Inc.                                                           47,915               1,587
Jones Apparel Group, Inc.*                                                  2,667                  78
Kohl's Corp.*                                                               7,066                 363
Kroger Co.*                                                                15,734                 262
Limited Brands                                                             10,886                 169
Liz Claiborne, Inc.                                                         2,238                  79
May Department Stores Co.                                                   6,015                 134
Nordstrom, Inc.                                                             2,832                  55
Office Depot, Inc.*                                                         6,439                  93



                                                                        Number of            Value
                                                                          Shares             (000)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Retail -- (continued)
Penney (J.C.) Co., Inc.                                                     5,609               $ 95
Radio Shack Corp.                                                           3,512                 92
Sears, Roebuck & Co.                                                        6,405                215
Sherwin-Williams Co.                                                        3,061                 82
Staples, Inc.*                                                             10,154                186
SUPERVALU, Inc.                                                             2,789                 59
Target Corp.                                                               18,993                719
Tiffany & Co.                                                               3,027                 99
TJX Cos., Inc.                                                             10,646                201
Toys "R" Us, Inc.*                                                          4,443                 54
Walgreen Co.                                                               21,373                643
Wal-Mart Stores, Inc.                                                      91,320              4,901
Winn Dixie Stores, Inc.                                                     2,936                 36
                                                                                            --------
                                                                                              12,458
                                                                                            --------
Services - Commercial -- 0.2%
Cintas Corp.                                                                3,554                126
Concord EFS, Inc.                                                          10,147                149
Convergys Corp.*                                                            3,085                 49
Fiserv, Inc.*                                                               4,028                143
                                                                                            --------
                                                                                                 467
                                                                                            --------
Telecommunications -- 4.6%
ADC Telecommunications, Inc.*                                              16,723                 39
ALLTEL Corp.                                                                6,491                313
Andrew Corp.*                                                               2,050                 19
AT&T Corp.                                                                 16,396                316
AT&T Wireless Services, Inc.*                                              56,554                464
Avaya, Inc.*                                                                7,952                 51
BellSouth Corp.                                                            38,515              1,026
CenturyTel, Inc.                                                            2,984                104
CIENA Corp.*                                                                9,824                 51
Citizens Communications Co.*                                                5,911                 76
Comverse Technology, Inc.*                                                  3,924                 59
Corning, Inc.*                                                             26,398                195
Lucent Technologies, Inc.*                                                 86,275                175
Motorola, Inc.                                                             48,293                455
Nextel Communications, Inc.*                                               21,439                388
QUALCOMM, Inc.*                                                            16,462                589
Qwest Communications International, Inc.*                                  35,355                169
SBC Communications, Inc.                                                   69,287              1,770
Scientific-Atlanta, Inc.                                                    3,107                 74
Sprint Corp.                                                               18,749                270
Sprint Corp. (PCS Group)*                                                  21,342                123
Tellabs, Inc.*                                                              8,597                 56
Verizon Communications, Inc.                                               57,355              2,263
                                                                                            --------
                                                                                               9,045
                                                                                            --------
Transportation  & Related Services -- 1.6%
Burlington Northern Santa Fe Corp.                                          7,771                221
CSX Corp.                                                                   4,457                134
Delta Air Lines, Inc.                                                       2,572                 38
FedEx Corp.                                                                 6,221                386
Norfolk Southern Corp.                                                      8,129                156
Ryder Systems, Inc.                                                         1,308                 34
Sabre Holdings Corp.                                                        2,987                 74
Southwest Airlines Co.                                                     16,243                279
Union Pacific Corp.                                                         5,298                307
United Parcel Service, Inc.                                                23,467              1,495
                                                                                            --------
                                                                                               3,124
                                                                                            --------


PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE INDEX 500 FUND

                                                                        Number of            Value
                                                                          Shares             (000)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Waste Management -- 0.2%
Allied Waste Industries, Inc.*                                              4,359                $ 44
Waste Management, Inc.                                                     12,332                 297
                                                                                             --------
                                                                                                  341
                                                                                             --------
Wholesale Distributor -- 0.0%
Grainger (W.W.), Inc.                                                       1,910                  89
                                                                                             --------

TOTAL COMMON STOCKS
(Cost $256,185)                                                                               187,690
                                                                                             --------

------------------------------------------------------------------------------------------------------
RIGHTS -- 0.0%
------------------------------------------------------------------------------------------------------
Seagate Tax Refund Rights~
(Cost $0)                                                                   4,100                   0
                                                                                             --------

                                                                         Par (000)
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.5%
------------------------------------------------------------------------------------------------------
U.S. Treasury Bills
1.165, 08/21/03 ^                                                              45                  45
1.165, 08/21/03 ^                                                             210                 210
1.135, 10/09/03 ^                                                              15                  15
1.105, 10/09/03 ^                                                             495                 494
1.150, 10/09/03 ^                                                              30                  30
1.095, 12/04/03 ^                                                             120                 119
1.095, 12/04/03 ^                                                              30                  30
1.095, 12/04/03 ^                                                              15                  15
                                                                                             --------

TOTAL US TREASURY OBLIGATIONS
(Cost $958)                                                                                       958
                                                                                             --------

                                                                    Number of
                                                                      Shares
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
------------------------------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - Tempfund Dollar
(Cost $9,755)                                                           9,755,257               9,755
                                                                                             --------

TOTAL INVESTMENTS --- 99.9%
  (Cost $266,898) (a)                                                                         198,403

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.1%                                                                          117
                                                                                             --------

NET ASSETS APPLICABLE TO 29,384,664
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                                           $198,520
                                                                                             ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                                   $ 6.76
                                                                                             ========

----------------------------------------------------------------
*Non-Income Producing Security
^Market value held as a collateral for the open futures contract
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At June 30, 2003, the cost for Federal income tax purposes was $267,061,150. Net unrealized depreciation was ($68,857,449). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,930,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($84,787,875).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE MID CAP GROWTH FUND

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%
--------------------------------------------------------------------------------
Advertising -- 1.8%
Interpublic Group of Cos., Inc.+                        24,260  $           324
Lamar Advertising Co.*                                   5,530              195
Monster Worldwide, Inc.*                                16,120              318
                                                               -----------------
                                                                            837
                                                               -----------------
Automobiles & Related -- 0.6%
Navistar International Corp.*+                           8,750              286
                                                               -----------------

Banking -- 1.9%
Commerce Bancorp, Inc.                                   5,250              195
Investors Financial Services Corp.+                     13,420              389
Silicon Valley Bancshares                                2,840               67
Sovereign Bancorp, Inc.+                                14,810              232
                                                               -----------------
                                                                            883
                                                               -----------------
Broadcast/Media -- 1.9%
Cablevision Systems New York Group*+                    10,190              212
Univision Communications, Inc.*+                        15,880              483
Westwood One, Inc.*                                      5,010              170
                                                               -----------------
                                                                            865
                                                               -----------------
Chemicals -- 1.2%
Air Products & Chemicals, Inc.                           7,000              291
Ecolab, Inc.                                            10,540              270
                                                               -----------------
                                                                            561
                                                               -----------------
Computer - Internet - Communications -- 2.3%
Getty Images, Inc.*+                                     8,830              365
Gtech Holdings Corp.*                                    6,450              243
Juniper Networks, Inc.*+                                35,050              434
                                                               -----------------
                                                                          1,042
                                                               -----------------
Computer - Internet - Content Service -- 1.4%
Yahoo!, Inc.*                                           20,000              655
                                                               -----------------

Computer - Internet Services & Software -- 3.4%
CheckFree Corp.*                                         8,230              229
DoubleClick, Inc.*                                      29,490              273
Macromedia, Inc.                                        10,540              222
Priceline.com, Inc.*                                    10,810              242
VeriSign, Inc.*                                         42,210              584
                                                               -----------------
                                                                          1,550
                                                               -----------------
Computer - Network Products & Services -- 1.3%
International Game Technology, Inc.*+                    3,470              355
Network Appliance, Inc.*                                15,190              246
                                                               -----------------
                                                                            601
                                                               -----------------
Computer Services & Software -- 6.3%
Adobe Systems, Inc.+                                    14,360              461
Bisys Group, Inc.*+                                     15,870              292
Brocade Communications Systems, Inc. *+                 44,720              263
Ceridian Corp.*                                         10,300              175
Cognos, Inc.*                                            8,330              225
Macrovision Corp.                                       10,300              205
Mercury Interactive Corp.*+                              8,290              320
Pixar, Inc.*                                             5,840              355
SunGard Data Systems, Inc.*                             20,810              539
                                                               -----------------
                                                                          2,835
                                                               -----------------
Consumer Products -- 1.1%
Columbia Sportswear Co.*                                 3,970              204
Leapfrog Enterprises, Inc.*                              9,210              293
                                                               -----------------
                                                                            497
                                                               -----------------
Containers -- 0.5%
Crown Holdings, Inc.*                                   30,560              218
                                                               -----------------

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution Services -- 0.6%
Fastenal Co.*+                                           7,940  $           269
                                                               -----------------

Diversified Operations -- 0.5%
Fluor Corp.+                                             6,640              223
                                                               -----------------

Electronic Components & Semiconductors -- 14.8%
Agere Systems, Inc. Class A*+                          126,360              294
Altera Corp.*                                           14,700              241
Amkor Technology, Inc.*                                 20,410              268
Applied Micro Circuits Corp.*                           59,170              358
Broadcom Corp.*                                         12,950              323
Cree, Inc.*+                                            14,670              239
Cypress Semiconductor Corp.*+                           22,320              268
Integrated Device Technology, Inc.*                     33,490              370
Jabil Circuit, Inc.*                                    18,620              412
KLA-Tencor Corp.*+                                      12,600              586
Lam Research Corp.*                                     28,710              523
MEMC Electronic Materials, Inc.*                        15,790              155
Micron Technology, Inc.*                                35,670              415
Molex, Inc.                                              9,710              262
National Semiconductor Corp.*                           14,330              283
Novellus Systems, Inc.*                                 18,020              660
PMC-Sierra, Inc.*                                       27,670              325
Sanmina-SCI Corp.                                       66,030              416
Teradyne, Inc.*+                                        17,720              307
                                                               -----------------
                                                                          6,705
                                                               -----------------
Energy Resources & Services -- 1.2%
AES Corp.*                                              30,040              191
Reliant Resources, Inc.*                                35,600              218
Williams Cos., Inc.                                     18,670              147
                                                               -----------------
                                                                            556
                                                               -----------------
Entertainment & Leisure -- 1.9%
Marvel Enterprises, Inc.*                               17,380              332
Royal Caribbean Cruises Ltd.                            12,190              282
Take-Two Interactive Software, Inc.                      8,540              242
                                                               -----------------
                                                                            856
                                                               -----------------
Fiber Optics -- 0.6%
JDS Uniphase Corp.*                                     70,670              248
                                                               -----------------

Finance -- 5.4%
Affiliated Managers Group, Inc.*                         7,200              439
Ameritrade Holding Corp.                                28,760              213
Bear Stearns Cos., Inc.+                                 5,870              425
Legg Mason, Inc.+                                        8,790              571
Providian Financial Corp.*                              37,290              345
SEI Investments Co.*                                    14,700              470
                                                               -----------------
                                                                          2,463
                                                               -----------------
Food & Beverages -- 1.9%
Coca-Cola Enterprises, Inc.                             31,910              579
Hershey Foods Corp.                                      4,130              288
                                                               -----------------
                                                                            867
                                                               -----------------
Hotels & Gaming -- 0.6%
MGM MIRAGE                                               8,300              284
                                                               -----------------

Hotels & Resorts -- 0.9%
Starwood Hotels & Resorts Worldwide, Inc.+              13,650              390
                                                               -----------------

Human Resources -- 1.1%
Manpower, Inc.+                                         13,180              489
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE MID CAP GROWTH FUND

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance -- 2.9%
Aetna, Inc.                                             12,330  $           742
Mid Atlantic Medical Services, Inc.*                    10,600              554
                                                               -----------------
                                                                          1,296
                                                               -----------------
Machinery & Heavy Equipment -- 1.2%
Agco Corp.*                                             11,980              205
SPX Corp.*+                                              7,160              315
                                                               -----------------
                                                                            520
                                                               -----------------
Medical Services & Equipment -- 4.9%
Bio-Rad Laboratories, Inc.                               3,620              200
DENTSPLY International, Inc.                             7,915              324
Henry Schein, Inc.*                                      8,140              426
St. Jude Medical, Inc.*                                 11,180              643
Steris Corp.*                                           10,410              240
Varian Medical Systems, Inc.*                            6,740              388
                                                               -----------------
                                                                          2,221
                                                               -----------------
Metal Components & Products -- 0.9%
Freeport-McMoRan Copper & Gold, Inc.*                    7,860              193
Phelps Dodge Corp.*+                                     5,060              194
                                                               -----------------
                                                                            387
                                                               -----------------
Oil & Gas -- 3.8%
BJ Services Co.*+                                        7,450              278
Kinder Morgan, Inc.                                      8,350              456
Patterson-Uti Energy, Inc.*                              7,800              253
Pogo Producing Co.+                                      4,800              205
Smith International, Inc.*                               5,190              191
XTO Energy, Inc.                                        17,700              356
                                                               -----------------
                                                                          1,739
                                                               -----------------
Pharmaceuticals -- 13.7%
Allergan, Inc.+                                          5,790              446
AmerisourceBergen Corp.+                                 5,710              396
Applera Corp. - Applied Biosystems Group                 7,700              147
Caremark Rx, Inc.*                                      19,680              505
Gilead Sciences, Inc.*+                                 16,660              926
Idec Pharmaceutical Corp.*+                              7,110              242
King Pharmaceuticals, Inc.*                             16,590              245
Medicis Pharmaceutical Corp.                             7,660              434
MedImmune, Inc.*                                        26,063              948
Neurocrine Biosciences, Inc.*                            6,320              316
Omnicare, Inc.                                          11,080              374
Pharmaceutical Resources, Inc.*+                         8,350              406
Taro Pharmaceutical Industries Ltd.*                     3,890              213
Trimeris, Inc.*+                                        13,080              597
                                                               -----------------
                                                                          6,195
                                                               -----------------
Photography Equipment & Supplies -- 0.8%
Cymer, Inc.*                                            10,880              343
                                                               -----------------

Resturants -- 1.2%
Starbucks Corp.*                                        22,520              552
                                                               -----------------

Retail -- 6.2%
Cdw Corp.*                                              12,810              587
Chico's FAS, Inc.*+                                     17,940              378
Coach, Inc.*+                                            6,930              345
Dollar Tree Stores, Inc.*                               11,590              368
Nbty, Inc.*                                             10,730              226
Pier 1 Imports, Inc.                                    10,410              212
Rite Aid Corp.*+                                        57,230              255
Tiffany & Co.+                                           9,380              307
Whole Foods Market, Inc.*                                3,020              144
                                                               -----------------
                                                                          2,822
                                                               -----------------

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services - Commercial -- 3.4%
Alliance Data Systems Corp.*+                            8,150  $           191
Bearingpoint, Inc.*                                     23,970              231
Cintas Corp.+                                            8,530              302
Fiserv, Inc.*+                                          16,960              604
Tetra Tech, Inc.*+                                      13,130              225
                                                               -----------------
                                                                          1,553
                                                               -----------------
Telecommunications -- 2.8%
CIENA Corp.*                                            27,190              141
Comverse Technology, Inc.*                              24,550              369
Corning, Inc.*+                                         69,720              515
RF Mirco Devices, Inc.*+                                38,880              234
                                                               -----------------
                                                                          1,259
                                                               -----------------
Transportation & Related Services -- 1.3%
Delta Air Lines, Inc.                                   17,210              253
Sabre Holdings Corp.                                    13,460              332
                                                               -----------------
                                                                            585
                                                               -----------------
Waste Management -- 0.5%
Allied Waste Industries, Inc.*                          23,490              236
                                                               -----------------

TOTAL COMMON STOCKS
(Cost $37,813)                                                           43,888
                                                               -----------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - Tempfund Dollar
(Cost $1,590)                                        1,590,427            1,590
                                                               -----------------

TOTAL INVESTMENTS --- 100.3%
  (Cost $39,403) (a)                                                     45,478

SHORT-TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES
  (See Note 8) --31.6% (Cost $14,353)                                    14,353
                                                               -----------------

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(31.9%)                                              (14,478)
                                                               -----------------

NET ASSETS APPLICABLE TO 8,836,210
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $        45,353
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $          5.13
                                                               =================


* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.

(a) At June 30, 2003, the cost for Federal income tax purposes was $39,698,335. Net unrealized appreciation was $5,780,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,561,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($781,186).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE MID CAP VALUE FUND

                                                     Number          Value
                                                   of Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%
--------------------------------------------------------------------------------
Automobiles & Related -- 3.5%
AutoNation, Inc.*+                                      50,500  $           794
Lear Corp.*                                             31,300            1,440
                                                               -----------------
                                                                          2,234
                                                               -----------------
Banking -- 9.7%
Charter One Financial, Inc.                             40,800            1,272
City National Corp.+                                    14,700              655
IndyMac Mortgage Holdings, Inc.+                        47,000            1,195
North Fork Bancorp, Inc.+                               32,800            1,117
SouthTrust Corp.+                                       28,300              770
TCF Financial Corp.                                     28,100            1,119
                                                               -----------------
                                                                          6,128
                                                               -----------------
Building Products & Supplies -- 1.4%
American Standard Cos., Inc.*                           12,200              902
                                                               -----------------

Computer Services & Software -- 1.7%
Computer Associates International, Inc.+                49,500            1,103
                                                               -----------------

Consumer Products -- 2.5%
Brunswick Corp.+                                        31,900              798
V.F. Corp.                                              22,800              775
                                                               -----------------
                                                                          1,573
                                                               -----------------
Energy Resources & Services -- 5.2%
Energy East Corp.+                                      30,700              637
Entergy Corp.                                            5,900              311
Equitable Resources, Inc.                               15,600              636
Exelon Corp.                                            12,250              733
PPL Corp.+                                              22,900              985
                                                               -----------------
                                                                          3,302
                                                               -----------------
Finance -- 6.4%
Ambac Financial Group, Inc.+                            17,600            1,166
CIT Group, Inc.                                         31,800              784
Doral Financial Corp.                                    7,800              348
Federated Investors, Inc.                               23,400              642
GreenPoint Financial Corp.                              21,500            1,095
                                                               -----------------
                                                                          4,035
                                                               -----------------
Food & Beverages -- 3.6%
Constellation Brands, Inc.*+                            45,200            1,419
Del Monte Foods Co.                                     97,300              860
                                                               -----------------
                                                                          2,279
                                                               -----------------
Healthcare -- 5.8%
Tenet Healthcare Corp.*                                 37,300              434
Triad Hospitals, Inc.*                                  51,100            1,268
Universal Health Services, Inc.*+                       27,200            1,078
Wellchoice, Inc.*                                       29,600              867
                                                               -----------------
                                                                          3,647
                                                               -----------------
Human Resources -- 2.4%
Manpower, Inc.+                                         40,400            1,498
                                                               -----------------

Instruments - Controls -- 1.0%
Johnson Controls, Inc.                                   7,400              633
                                                               -----------------

Insurance -- 12.3%
Anthem, Inc.*                                           12,100              933
Loews Corp.                                             21,900            1,036
PartnerRe Ltd.                                          23,200            1,186
The PMI Group, Inc.                                     35,200              945
Radian Group, Inc.+                                     33,800            1,239
RenaissanceRe Holdings Ltd.+                            27,800            1,265
XL Capital Ltd.                                         14,200            1,179
                                                               -----------------
                                                                          7,783
                                                               -----------------

                                                     Number          Value
                                                   of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Machinery & Heavy Equipment -- 2.3%
SPX Corp.*+                                             33,400  $         1,472
                                                               -----------------

Medical Services & Equipment -- 6.8%
DaVita, Inc.*                                           40,500            1,085
Laboratory Corp. of America Holdings*+                  33,500            1,010
Lincare Holdings, Inc.*                                 36,400            1,147
Quest Diagnostics, Inc.*+                               16,400            1,046
                                                               -----------------
                                                                          4,288
                                                               -----------------
Oil & Gas -- 10.0%
Apache Corp.                                             9,768              635
Devon Energy Corp.+                                     14,531              776
Pepco Holdings Inc.                                     46,100              883
Pioneer Natural Resources Co.*                          37,900              989
Sunoco, Inc.                                            32,500            1,227
Talisman Energy, Inc.                                   18,100              830
XTO Energy, Inc.+                                       48,566              977
                                                               -----------------
                                                                          6,317
                                                               -----------------
Pharmaceuticals -- 2.3%
Omnicare, Inc.+                                         42,900            1,450
                                                               -----------------

Restaurants -- 1.0%
Brinker International, Inc.+                            17,200              620
                                                               -----------------

Retail -- 9.5%
Foot Locker, Inc.+                                     104,600            1,386
Liz Claiborne, Inc.                                     26,700              941
May Department Stores Co.                               22,800              507
Office Depot, Inc.*                                     53,100              770
Payless ShoeSource, Inc.*                               57,900              724
Pier 1 Imports, Inc.                                    49,400            1,008
Regis Corp.                                             22,400              651
                                                               -----------------
                                                                          5,987
                                                               -----------------
Textiles & Apparel -- 1.7%
Mohawk Industries, Inc.*                                19,100            1,061
                                                               -----------------

Transportation  & Related Services -- 5.5%
Canadian National Railway Co.                           12,300              594
CNF, Inc.+                                              31,500              799
Teekay Shipping Corp.                                   26,400            1,132
Viad Corp.                                              42,200              945
                                                               -----------------
                                                                          3,470
                                                               -----------------
TOTAL COMMON STOCKS
(Cost $56,056)                                                           59,782
                                                               -----------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.2%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - Fed Fund                                   1,650,294            1,650
BlackRock Provident Institutional
  Funds - T-Fund                                     1,650,295            1,650

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,300)                                                             3,300
                                                               -----------------

TOTAL INVESTMENTS --- 99.8%
  (Cost $59,356) (a)                                                     63,082

SHORT-TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES
  (See Note 8) --32.9% (Cost $20,783)                                    20,783
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE MID CAP VALUE FUND

                                                   Number Of        Value
                                                    Shares          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS--(32.7%)                                              (20,655)
                                                               -----------------

NET ASSETS APPLICABLE TO 5,771,851
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                             $         63,210
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                   $          10.95
                                                               =================

-----------------------------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.

(a) At June 30, 2003, the cost for Federal income tax purposes was $59,579,750. Net unrealized appreciation was $3,502,696. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,635,659 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,132,963).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE LARGE CAP GROWTH FUND

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.4%
--------------------------------------------------------------------------------
Advertising -- 0.4%
Omnicom Group, Inc.                                        500  $            36
                                                               -----------------

Aerospace & Defense -- 2.6%
Boeing Co.                                               1,200               41
Lockheed Martin Corp.                                    1,800               86
United Technologies Corp.                                1,500              106
                                                               -----------------
                                                                            233
                                                               -----------------
Automobiles & Related -- 1.0%
Delphi Automotive Systems Corp.                          4,900               42
Group 1 Automotive, Inc.                                   800               26
Harley-Davidson, Inc.                                      600               24
                                                               -----------------
                                                                             92
                                                               -----------------
Banking -- 3.8%
Banc One Corp.                                             500               19
Bank of New York Co., Inc.                               2,500               72
Fifth Third Bancorp                                      3,500              201
Wells Fargo & Co.                                        1,100               55
                                                               -----------------
                                                                            347
                                                               -----------------
Broadcast/Media -- 1.0%
Clear Channel Communications, Inc.*                        700               30
Univision Communications, Inc.*                          2,015               61
                                                               -----------------
                                                                             91
                                                               -----------------
Chemicals -- 0.5%
Dow Chemical Co.                                         1,500               46
                                                               -----------------

Computer - Network Products & Services -- 1.2%
Cisco Systems, Inc.*                                     6,400              107
                                                               -----------------

Computer Services & Software -- 8.9%
Affiliated Computer Services, Inc.*                      1,400               64
Automatic Data Processing, Inc.                          1,600               54
Check Point Software Technologies Ltd.*                  2,500               49
Computer Sciences Corp.*                                   600               23
Electronic Data Systems Corp.                              519               11
First Data Corp.                                         1,500               62
International Business Machines Corp.                    1,300              107
Microsoft Corp.                                         16,200              415
Oracle Corp.*                                            1,800               22
                                                               -----------------
                                                                            807
                                                               -----------------
Computers & Office Equipment -- 0.6%
Dell Computer Corp.*                                     1,800               58
                                                               -----------------

Consumer Products -- 2.8%
Altria Group, Inc.                                       3,700              168
Cendant Corp.*                                           4,500               82
                                                               -----------------
                                                                            250
                                                               -----------------
Cosmetics & Toiletries -- 2.2%
Kimberly-Clark Corp.                                     1,800               94
Procter & Gamble Co.                                     1,200              107
                                                               -----------------
                                                                            201
                                                               -----------------
Diversified Operations -- 2.8%
3M Co.                                                     800              103
General Electric Co.                                     5,400              155
                                                               -----------------
                                                                            258
                                                               -----------------
Electric Products -- 0.4%
Emerson Electric Co.                                       700               36
                                                               -----------------

Electronic Components & Semiconductors -- 3.1%
Agilent Technologies, Inc.*                              3,700               72
Applied Materials, Inc.*                                 2,800               44

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electronic Components & Semiconductors -- (continued)
Intel Corp.                                              1,700  $            35
KLA-Tencor Corp.*                                          700               33
Linear Technology Corp.                                    800               26
Novellus Systems, Inc.*                                  1,000               37
Xilinx, Inc.*                                            1,500               38
                                                               -----------------
                                                                            285
                                                               -----------------
Energy Resources & Services -- 3.1%
Ameren Corp.                                               600               26
American Electric Power Co., Inc.                        2,800               84
DTE Energy Co.                                           3,500              135
Exelon Corp.                                               300               18
Royal Dutch Petroleum Co. ADR                              400               19
                                                               -----------------
                                                                            282
                                                               -----------------
Finance -- 8.1%
CIT Group, Inc.                                          2,600               64
Citigroup, Inc.                                            900               39
Federal Home Loan Mortgage Corp.                         3,700              188
Federal National Mortgage Association                    1,800              121
Goldman Sachs Group, Inc.                                  600               50
MBIA, Inc.                                               2,700              132
MBNA Corp.                                               1,600               33
Paychex, Inc.                                            1,000               29
Washington Mutual, Inc.                                  1,800               74
                                                               -----------------
                                                                            730
                                                               -----------------
Food & Beverages -- 3.7%
Anheuser-Busch Cos., Inc.                                  800               41
Coca-Cola Co.                                            2,100               97
PepsiCo, Inc.                                            2,200               98
Sara Lee Corp.                                           5,500              103
                                                               -----------------
                                                                            339
                                                               -----------------
Healthcare -- 4.9%
HCA-The Healthcare Corp.                                 2,900               93
LifePoint Hospitals, Inc.*                               3,800               80
McKesson HBOC, Inc.                                      1,500               54
Tenet Healthcare Corp.*                                  6,300               73
Triad Hospitals, Inc.*                                   3,400               84
Universal Health Services, Inc.*                         1,600               63
                                                               -----------------
                                                                            447
                                                               -----------------
Hotels & Resorts -- 0.3%
Host Marriott Corp.*                                     2,600               24
                                                               -----------------

Human Resources -- 0.5%
Robert Half International, Inc.                          2,300               44
                                                               -----------------

Instruments - Controls -- 0.8%
Mettler-Toledo International, Inc.*                      1,200               44
Waters Corp.*                                            1,000               29
                                                               -----------------
                                                                             73
                                                               -----------------
Insurance -- 2.4%
American International Group, Inc.                       1,800               99
Arthur J. Gallagher & Co.                                1,000               27
Phoenix Companies, Inc.                                  5,000               45
The PMI Group, Inc.                                      1,800               48
                                                               -----------------
                                                                            219
                                                               -----------------
Medical Services & Equipment -- 1.8%
Amgen, Inc.*                                             1,200               80
Boston Scientific Corp.*                                   500               31
Cardinal Health, Inc.                                      400               26
Guidant Corp.*                                             600               27
                                                               -----------------
                                                                            164
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE LARGE CAP GROWTH FUND

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas -- 1.6%
Anadarko Petroleum Corp.                                   700  $            31
Exxon Mobil Corp.                                        1,500               54
GlobalSantaFe Corp.                                      1,200               28
Schlumberger Ltd.                                          600               29
                                                               -----------------
                                                                            142
                                                               -----------------
Paper & Related Products -- 0.2%
Georgia-Pacific Corp.                                      800               15
                                                               -----------------

Pharmaceuticals -- 16.2%
Abbott Laboratories                                      2,300              101
AmerisourceBergen Corp.                                  2,100              146
Bristol-Myers Squibb Co.                                 2,200               60
Johnson & Johnson                                        5,200              269
King Pharmaceuticals, Inc.*                              7,200              106
Eli Lilly & Co.                                            600               41
Merck & Co., Inc.                                        2,400              145
Pfizer, Inc.                                             9,960              340
Schering-Plough Corp.                                    4,900               91
Shire Pharmaceuticals Group ADR*                         3,000               59
Wyeth                                                    2,400              109
                                                               -----------------
                                                                          1,467
                                                               -----------------
Restaurants -- 2.7%
Darden Restaurants, Inc.                                 3,700               70
Jack in the Box, Inc.*                                   2,700               60
McDonald's Corp.                                         5,300              117
                                                               -----------------
                                                                            247
                                                               -----------------
Retail -- 7.8%
AutoZone, Inc.*                                          1,200               91
Cost Plus, Inc.*                                           800               29
Dollar Tree Stores, Inc.*                                1,900               60
Family Dollar Stores, Inc.                               1,800               69
Home Depot, Inc.                                         1,400               46
Kohl's Corp.*                                            1,800               92
Nordstrom, Inc.                                          1,600               31
Rent-A-Center, Inc.*                                       600               45
Target Corp.                                               900               34
Tuesday Morning Corp.*                                   2,500               66
Walgreen Co.                                             1,700               51
Wal-Mart Stores, Inc.                                    1,800               97
                                                               -----------------
                                                                            711
                                                               -----------------
Services - Commercial -- 0.7%
Concord EFS, Inc.                                        4,000               59
                                                               -----------------

Telecommunications -- 3.9%
BellSouth Corp.                                          1,400               37
Cox Communications, Inc. Class A*                          700               22
Motorola, Inc.                                          11,000              104
Nokia Corp. ADR                                          6,700              110
QUALCOMM, Inc.*                                          1,000               36
SBC Communications, Inc.                                 1,700               44
                                                               -----------------
                                                                            353
                                                               -----------------
Tobacco -- 0.6%
Loews Corp.- Carolina Group                              2,100               57
                                                               -----------------

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transportation  & Related Services -- 0.8%
Expeditors International of Washington, Inc.             1,400  $            49
United Parcel Service, Inc.                                400               26
                                                               -----------------
                                                                             75
                                                               -----------------

TOTAL COMMON STOCKS
  (Cost $7,824)                                                           8,295
                                                               -----------------

                                                      Par
                                                     (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 4.4%
--------------------------------------------------------------------------------
U.S. Treasury Bills
0.995, 07/10/03
  (Cost $400)                                   $          400  $           400
                                                               -----------------

                                                   Number of
                                                    Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                     225,725              225
BlackRock Provident Institutional
  Funds - TempFund                                     225,726              226
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $451)                                                               451
                                                               -----------------

TOTAL INVESTMENTS -- 100.8%
  (Cost $8,675) (a)                                                       9,146

LIABILITES IN EXCESS
  OF OTHER ASSETS  -- (0.8%)                                                (75)
                                                               -----------------

NET ASSETS APPLICABLE TO 966,344
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $         9,071
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $          9.39
                                                               =================

--------------------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2003, the cost for Federal income tax purposes was $8,699,777. Net unrealized appreciation was $446,246. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $677,685 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($231,439).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE STRATEGIC VALUE FUND

                                                  Number of          Value
                                                   Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%
--------------------------------------------------------------------------------
Advertising -- 1.1%
Interpublic Group of Cos., Inc.                          8,900  $           118
                                                               -----------------

Agricultural Products -- 5.2%
IMC Group, Inc.*                                        19,800              133
Monsanto Co.                                            11,100              240
Potash Corp. of Saskatchewan, Inc.                       2,700              173
                                                               -----------------
                                                                            546
                                                               -----------------
Automobiles & Related -- 4.4%
DANA Corp.                                              17,000              197
Genuine Parts Co.                                        8,100              259
                                                               -----------------
                                                                            456
                                                               -----------------
Chemicals-- 4.1%
Crompton Corp.                                          20,400              144
Eastman Chemical Co.                                     7,300              231
Solutia, Inc.                                           25,100               55
                                                               -----------------
                                                                            430
                                                               -----------------
Computer Services & Software -- 1.5%
Sybase, Inc.*                                           11,300              157
                                                               -----------------

Consumer Products -- 2.1%
Newell Rubbermaid, Inc.                                  7,600              213
                                                               -----------------

Containers -- 3.8%
Ball Corp.                                               3,500              160
Pactiv Corp.*                                           12,100              238
                                                               -----------------
                                                                            398
                                                               -----------------
Diversified Operations -- 1.5%
Leggett & Platt, Inc.                                    7,600              156
                                                               -----------------

Energy Resources & Services -- 7.7%
Ameren Corp.                                             5,600              247
CMS Energy Corp.                                        18,000              146
Hubbell, Inc.*                                           7,200              238
Northeast Utilities, Inc.                               10,100              169
                                                               -----------------
                                                                            800
                                                               -----------------
Food & Beverages -- 3.0%
Archer-Daniels Midland Co.                              16,400              212
Smithfield Foods, Inc.*                                  4,600              105
                                                               -----------------
                                                                            317
                                                               -----------------
Healthcare -- 2.3%
Health Net, Inc.                                         7,400              244
                                                               -----------------

Hotels & Gaming -- 1.6%
Park Place Entertainment Corp.                          18,400              167
                                                               -----------------

Hotels & Resorts -- 1.4%
Host Marriott Corp.                                     15,700              144
                                                               -----------------

Insurance -- 13.1%
Aetna, Inc.                                              2,400              145
Everest RE Group Ltd.                                    3,700              283
Arthur J. Gallagher & Co.                                2,100               57
PartnerRe Ltd.*                                          4,500              230
SAFECO Corp.*                                            6,700              236
St. Paul Cos., Inc.                                      2,800              102
Transatlantic Holdings, Inc.                               600               41
XL Capital Ltd.                                          3,200              266
                                                               -----------------
                                                                          1,360
                                                               -----------------

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Machinery & Heavy Equipment -- 4.0%
CNH Global N.V.                                          5,840  $            55
Cummins Engine Co., Inc.                                 3,200              115
Snap-On, Inc.                                            8,500              247
                                                               -----------------
                                                                            417
                                                               -----------------
Medical Services & Equipment -- 2.2%
Bausch & Lomb, Inc.                                      6,200              233
                                                               -----------------

Metal Components & Products -- 1.8%
Timken Co.                                              10,600              186
                                                               -----------------

Oil & Gas -- 9.8%
EOG Resources, Inc.                                      4,700              198
Halliburton Co.                                         11,000              253
Kerr-McGee Corp.                                         5,100              228
Pride International, Inc.                               11,900              224
Southwest Gas Corp.                                      5,500              116
                                                               -----------------
                                                                          1,019
                                                               -----------------
Paper & Related Products -- 4.6%
Georgia-Pacific Corp.                                   15,076              286
MeadWestvaco Corp.                                       7,700              190
                                                               -----------------
                                                                            476
                                                               -----------------
Pharmaceuticals-- 4.1%
Caremark Rx, Inc.*                                       8,600              221
Mylan Laboratories, Inc.                                 5,800              202
                                                               -----------------
                                                                            423
                                                               -----------------
Printing & Publishing -- 0.2%
Donnelley (R.R.) & Sons Co.                                800               21
                                                               -----------------

Real Estate -- 1.5%
Healthcare Realty Trust, Inc.*                           5,400              157
                                                               -----------------

Restaurants -- 1.3%
Cbrl Group, Inc.*                                        3,500              136
                                                               -----------------

Retail -- 11.6%
Big Lots, Inc.                                          14,800              223
Foot Locker, Inc.                                       19,800              262
Office Depot, Inc.*                                     15,600              226
Payless ShoeSource, Inc.                                11,500              144
Penney (J.C.) Co., Inc.*                                12,400              209
Tommy Hilfiger Corp.*                                   15,400              142
                                                               -----------------
                                                                          1,206
                                                               -----------------
Wholesale Distributor -- 1.3%
Grainger (W.W.), Inc.                                    2,800              130
                                                               -----------------

TOTAL COMMON STOCKS
(Cost $9,800)                                                             9,910
                                                               -----------------

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
--------------------------------------------------------------------------------
Healthcare -- 0.2%
Health Care Property Investors, Inc.
(Cost $21)                                                 500               21
                                                               -----------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED) (Concluded)
THE STRATEGIC VALUE FUND

                                                   Number of         Value
                                                    Shares           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.2%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempCash                                  374,058              374
BlackRock Provident Institutional
     Funds - TempFund                                  374,059              374
                                                               -----------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $748)                                                                 748
                                                               -----------------

TOTAL INVESTMENTS --- 102.6%
  (Cost $10,569) (a)                                                     10,679

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (2.6%)                                               (274)
                                                               -----------------

NET ASSETS APPLICABLE TO 1,145,797
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $        10,405
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $          9.08
                                                               =================

-----------------------------------------------------------------
* Non-Income Producing Security

(a) At June 30, 2003, the cost for Federal income tax purposes was $10,631,167. Net unrealized appreciation was $47,829. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $750,849 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($703,020).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2003 (UNAUDITED)
THE REIT FUND

                                                     Number          Value
                                                   of Shares         (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 96.6%
--------------------------------------------------------------------------------
Apartments -- 15.3%
Amli Residential Properties Trust                       11,490  $           271
Apartment Investment & Management Co.                    7,700              266
Archstone-Smith Trust                                    5,700              137
BRE Properties, Inc.                                     8,100              269
Essex Property Trust, Inc.                               2,600              149
Home Properties of New York, Inc.                        3,700              130
Post Properties, Inc.                                      800               21
Summit Properties, Inc.                                  7,700              159
                                                               -----------------
                                                                          1,402
                                                               -----------------
Diversified -- 12.4%
Catellus Development Corp.*                             21,475              472
Colonial Properties Trust                                5,100              179
Lexington Corp. Properties Trust                         3,200               57
Vornado Realty Trust                                     9,700              423
                                                               -----------------
                                                                          1,131
                                                               -----------------
Hotels & Resorts -- 8.8%
Extended Stay America, Inc.*                            13,200              179
Lasalle Hotel Properties                                15,052              222
Prime Hospitality Corp.*                                 5,800               39
Starwood Hotels & Resorts Worldwide, Inc.               12,600              360
                                                               -----------------
                                                                            800
                                                               -----------------
Industrial -- 4.2%
Prologis                                                14,000              382
                                                               -----------------

Local Retail -- 11.3%
Developers Diversified Realty Corp.                      8,800              250
Equity One, Inc.                                         1,800               30
Pan Pacific Retail Properties, Inc.                      6,864              270
Ramco-Gershenson Properties Trust                        6,990              163
Regency Centers Corp.                                    9,100              318
                                                               -----------------
                                                                          1,031
                                                               -----------------
Manufactured Housing -- 2.4%
Sun Communities, Inc.                                    5,615              221
                                                               -----------------

Office Property -- 23.2%
American Financial Realty Trust                          3,000               45
Boston Properties, Inc.                                  8,340              365
Brandywine Realty Trust                                  7,400              182
CarrAmerica Realty Corp.                                 9,825              273
Equity Office Properties Trust                           8,000              216
Koger Equity, Inc.                                       4,800               83
Mack-Cali Realty Corp.                                   5,800              211
PS Business Parks, Inc.                                  7,800              275
SL Green Realty Corp.                                    9,200              321
Trizec Properties, Inc.                                 12,715              145
                                                               -----------------
                                                                          2,116
                                                               -----------------
Regional Malls -- 16.2%
Mills Corp.                                              3,400              114
Rouse Co.                                               16,300              621
Simon Property Group, Inc.                              19,000              742
                                                               -----------------
                                                                          1,477
                                                               -----------------
Storage -- 2.8%
Public Storage, Inc.                                     7,515              255
                                                               -----------------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $8,096)                                                             8,815
                                                               -----------------

                                                     Number          Value
                                                   of Shares         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempCash                                  105,949  $           106
BlackRock Provident Institutional
     Funds - TempFund                                  105,949              106
                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $212)                                                                 212
                                                               -----------------

TOTAL INVESTMENTS --- 98.9%
  (Cost $8,308) (a)                                                       9,027

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 1.1%                                                    99
                                                               -----------------

NET ASSETS APPLICABLE TO 890,108
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                              $         9,126
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                    $         10.25
                                                               =================

---------------------------------------------------------
*Non-Income Producing Security

(a) At June 30, 2003, the cost for Federal income tax purposes was $8,353,534. Net unrealized appreciation was $672,982. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $773,485 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($100,503).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(Dollar Amounts in Thousands)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Money           Quality           High Yield
                                                                                     Market            Bond               Bond
ASSETS:                                                                               Fund             Fund               Fund
                                                                                   ---------         ---------          ---------
Investments at value ...........................................................   $ 125,206         $ 199,374          $  74,809
Securities lending collateral ..................................................           -                 -                  -
Interest, dividends and reclaims receivable ....................................       1,015             1,277              1,632
Receivable for investment securities sold.......................................           -                 -                231
Receivable for capital stock sold...............................................           -               879                342
Other assets....................................................................           3                 3                  1
                                                                                   ---------         ---------          ---------
          Total Assets..........................................................     126,224           201,533             77,015
                                                                                   ---------         ---------          ---------

LIABILITIES:

Obligation to return securities lending collateral..............................           -                 -                  -
Payable for investment securities purchased.....................................         157            23,768              1,103
Payable for capital stock redeemed..............................................           -                71                  6
Dividends payable...............................................................          98                 -                  -
Payable to the investment adviser...............................................          20                48                 31
Payable to The Penn Mutual Life Insurance Co....................................          49                65                 27
Net unrealized depreciation of forward foreign currency contracts ..............           -                 -                  -
Other liabilities...............................................................          37                36                 27
                                                                                   ---------         ---------          ---------
       Total Liabilities........................................................         361            23,988              1,194
                                                                                   ---------         ---------          ---------
NET ASSETS......................................................................   $ 125,863         $ 177,545          $  75,821
                                                                                   =========         =========          =========

 Investments at cost............................................................   $ 125,206         $ 195,299          $  74,085


                                                                                    Limited            Core              Index
                                                                                 Maturity Bond        Equity              500
ASSETS:                                                                              Fund              Fund               Fund
                                                                                   ---------         ---------          ---------

Investments at value ...........................................................   $  49,911         $  10,065          $ 198,403
Securities lending collateral ..................................................           -                 -                  -
Cash............................................................................           -                 -                  -
Interest, dividends and reclaims receivable ....................................         353                12                236
Receivable for investment securities sold.......................................           -               178                  -
Receivable for capital stock sold...............................................         139                16                 51
Futures receivable..............................................................           -                 -                  -
Other assets....................................................................           1                 -                 13
                                                                                   ---------         ---------          ---------
          Total Assets..........................................................      50,404            10,271            198,703
                                                                                   ---------         ---------          ---------

LIABILITIES:

Obligation to return securities lending collateral..............................           -                 -                  -
Payable for investment securities purchased.....................................           -                 -                  -
Payable for capital stock redeemed..............................................          37                 -                104
Payable to the investment adviser...............................................          12                 4                 12
Payable to The Penn Mutual Life Insurance Co....................................          19                 1                 16
Other liabilities...............................................................          12                 9                 51
                                                                                   ---------         ---------          ---------
       Total Liabilities........................................................          80                14                183
                                                                                   ---------         ---------          ---------
NET ASSETS......................................................................   $  50,324         $  10,257          $ 198,520
                                                                                   =========         =========          =========

Investments at cost.............................................................   $  48,804         $   9,402          $ 266,898

The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------------------------

 Growth          Large Cap           Flexibly         International      Small Cap      Emerging
 Equity            Value             Managed             Equity            Value         Growth
  Fund             Fund               Fund                Fund             Fund           Fund
---------       ----------         -----------         ----------       ---------       ---------
$ 96,399         $ 201,272           $ 580,221          $ 110,280        $ 98,048        $ 88,670
       -                 -                   -              4,807           4,909          16,721
      49               344               1,997                533              35               9
   1,025               852                 461                  -             571           1,931
     671                31                 401                118               7              26
      27                 5                  11                  4               3               3
--------         ---------           ---------          ---------        --------        --------
  98,171           202,504             583,091            115,742         103,573         107,360
--------         ---------           ---------          ---------        --------        --------



       -                 -                   -              4,807           4,909          16,721
   1,143                43               5,351                  -             537           1,624
     177               381                 141                 32           1,437             753
       -                 -                   -                  -               -               -
      53               101                 283                 78              65              54
      36                72                 204                 40              32              30
       -                 -                   -                848               -               -
      31                68                 118                 41              31              28
--------         ---------           ---------          ---------        --------        --------
   1,440               665               6,097              5,846           7,011          19,210
--------         ---------           ---------          ---------        --------        --------
$ 96,731         $ 201,839           $ 576,994          $ 109,896        $ 96,562        $ 88,150
========         =========           =========          =========        ========        ========

$ 92,221         $ 189,305           $ 497,616          $ 102,245        $ 95,035        $ 69,804


 Mid Cap          Mid Cap            Large Cap          Strategic
 Growth            Value              Growth              Value            REIT
  Fund             Fund                Fund               Fund             Fund
--------         ---------           ---------          ---------        --------

$ 45,478         $  63,082           $   9,146          $  10,679        $  9,027
  14,353            20,783                   -                  -               -
       -                 -                   -                  -               -
       8                30                  12                 13              28
     652               176                   7                  -              71
      53                64                  33                 20              63
       -                 -                   -                  -               -
      18                22                   4                  -               -
--------         ---------           ---------          ---------        --------
  60,562            84,157               9,202             10,712           9,189
--------         ---------           ---------          ---------        --------



  14,353            20,783                   -                  -               -
     740                43                 121                254              48
      64                49                   2                 33               2
      26                29                   4                  6               5
      10                22                   -                  2               -
      16                21                   4                 12               8
--------         ---------           ---------          ---------        --------
  15,209            20,947                 131                307              63
--------         ---------           ---------          ---------        --------
$ 45,353         $  63,210           $   9,071          $  10,405        $  9,126
========         =========           =========          =========        ========

$ 39,403         $  59,356           $   8,675          $  10,569        $  8,308

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(Dollar Amounts in Thousands)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Money           Quality           High Yield
                                                                                     Market            Bond               Bond
                                                                                      Fund             Fund               Fund
                                                                                   ---------         ---------          ---------
INVESTMENT INCOME:
Dividends.......................................................................           -                 -          $     162
Interest........................................................................   $   1,053         $   4,031              3,182
Foreign tax withheld............................................................           -                 -                 (1)
                                                                                   ---------         ---------          ---------
       Total investment income..................................................       1,053             4,031              3,343
                                                                                   ---------         ---------          ---------

EXPENSES:
Investment advisory fees .......................................................         128               276                170
Administration fees ............................................................         103               126                 51
Accounting fees.................................................................          47                54                 25
Custodian fees and expenses.....................................................          14                14                 12
Other expenses..................................................................          40                38                 31
                                                                                   ---------         ---------          ---------
       Total expenses...........................................................         332               508                289
       Less: Expense waivers....................................................           -                 -                  -
       Less: Fees paid indirectly...............................................           -                 -                  -
                                                                                   ---------         ---------          ---------
             Net expenses.......................................................         332               508                289
                                                                                   ---------         ---------          ---------
Net investment income (loss)....................................................         721             3,523              3,054
                                                                                   ---------         ---------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ........................           1             2,637                104
    Net realized foreign exchange loss..........................................           -                 -                 (5)
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items.............................           -             2,242              5,652
                                                                                   ---------         ---------          ---------
Net realized and unrealized gain (loss) on investments..........................           1             4,879              5,751
                                                                                   ---------         ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................................   $     722         $   8,402          $   8,805
                                                                                   =========         =========          =========


                                                                                   Limited             Core              Index
                                                                                 Maturity Bond        Equity              500
                                                                                     Fund              Fund               Fund
                                                                                   ---------         ---------          ---------
INVESTMENT INCOME:
Dividends.......................................................................           -         $      77          $   1,500
Interest........................................................................   $   1,030                 3                 50
Foreign tax withheld............................................................           -                 -                  -
                                                                                   ---------         ---------          ---------
       Total investment income..................................................       1,030                80              1,550
                                                                                   ---------         ---------          ---------

EXPENSES:
Investment advisory fees .......................................................          72                25                 63
Administration fees ............................................................          36                 8                135
Accounting fees.................................................................          18                14                 57
Custodian fees and expenses.....................................................           5                 2                 18
Other expenses..................................................................           9                 6                 64
                                                                                   ---------         ---------          ---------
       Total expenses...........................................................         140                55                337
       Less: Expense waivers....................................................           -                 4                112
       Less: Fees paid indirectly...............................................           -                 -                  -
                                                                                   ---------         ---------          ---------
             Net expenses.......................................................         140                51                225
                                                                                   ---------         ---------          ---------
Net investment income (loss)....................................................         890                29              1,325
                                                                                   ---------         ---------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ........................         (91)             (612)             1,033
    Net realized foreign exchange loss..........................................           -                 -                  -
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items.............................         366             1,199             18,149
                                                                                   ---------         ---------          ---------
Net realized and unrealized gain (loss) on investments..........................         275               587             19,182
                                                                                   ---------         ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................................   $   1,165         $     616          $  20,507
                                                                                   =========         =========          =========

The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------------------------

 Growth          Large Cap           Flexibly         International      Small Cap      Emerging
 Equity            Value             Managed             Equity            Value         Growth
  Fund             Fund               Fund                Fund             Fund           Fund
---------       ----------         -----------         ----------       ---------       ---------
$    356         $   2,246           $   5,985          $   2,044        $    221        $      7
      26                80               2,720                 15              29              52
       -               (16)                (25)              (205)             (6)              -
--------         ---------           ---------          ---------        --------        --------
     382             2,310               8,680              1,854             244              59
--------         ---------           ---------          ---------        --------        --------


     312               554               1,583                433             341             284
      72               139                 396                 76              60              57
      36                59                 121                 43              30              28
       9                15                  30                 17              16              19
      39                57                 127                 33              27              30
--------         ---------           ---------          ---------        --------        --------
     468               824               2,257                602             474             418
       1                 -                   -                  -              13               6
      22                35                  15                 21               -               -
--------         ---------           ---------          ---------        --------        --------
     445               789               2,242                581             461             412
--------         ---------           ---------          ---------        --------        --------
     (63)            1,521               6,438              1,273            (217)           (353)
--------         ---------           ---------          ---------        --------        --------


  (6,702)           (7,300)              5,612             (2,405)            641          (3,374)
       -                 -                   -             (1,105)              -               -

   9,129            24,485              45,075             10,063          19,111          18,115
--------         ---------           ---------          ---------        --------        --------
   2,427            17,185              50,687              6,553          19,752          14,741
--------         ---------           ---------          ---------        --------        --------


$  2,364         $  18,706           $  57,125          $   7,826        $ 19,535        $ 14,388
========         =========           =========          =========        ========        ========


 Mid Cap          Mid Cap            Large Cap          Strategic
 Growth            Value              Growth              Value            REIT
  Fund             Fund                Fund               Fund             Fund
--------         ---------           ---------          ---------        --------

$     33         $     312           $      48          $      77        $    159
      11                20                   3                  3               1
       -                (2)                  -                  -               -
--------         ---------           ---------          ---------        --------
      44               330                  51                 80             160
--------         ---------           ---------          ---------        --------


     131               158                  18                 30              24
      28                43                   5                  6               5
      14                22                  12                 12              12
      12                 8                   4                  5               5
      14                17                  11                  3               5
--------         ---------           ---------          ---------        --------
     199               248                  50                 56              51
      11                 -                  17                  4               8
      30                13                   -                  -               -
--------         ---------           ---------          ---------        --------
     158               235                  33                 52              43
--------         ---------           ---------          ---------        --------
    (114)               95                  18                 28             117
--------         ---------           ---------          ---------        --------


   2,046               576                 (62)               103             (88)
       -                 -                   -                  -               -

   5,514             6,175                 888                548             960
--------         ---------           ---------          ---------        --------
   7,560             6,751                 826                651             872
--------         ---------           ---------          ---------        --------


$  7,446         $   6,846           $     844          $     679        $    989
========         =========           =========          =========        ========

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)

-----------------------------------------------------------------------------------------------------------------------------


                                                                                                 Money Market Fund
                                                                                           ----------------------------------
                                                                                           Six months               Year
                                                                                             ended                  ended
                                                                                           06/30/03              December 31,
                                                                                          (Unaudited)               2002
                                                                                           ---------             ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).........................................................      $     721              $   2,240
Net realized gain (loss) on investment transactions .................................              1                      2
Net realized foreign exchange loss...................................................              -                      -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items....................................................              -                      -
                                                                                           ---------              ---------
      Net increase (decrease) in net assets resulting from operations................            722                  2,242
                                                                                           ---------              ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................           (721)                (2,240)
Net realized capital gains...........................................................              -                      -
                                                                                           ---------              ---------
      Total distributions............................................................           (721)                (2,240)
                                                                                           ---------              ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ...........        (23,567)                21,019
                                                                                           ---------              ---------
      Total net increase (decrease) in net assets from capital share transactions....        (23,567)                21,019
                                                                                           ---------              ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS.............................................        (23,566)                21,021

NET ASSETS, beginning of year........................................................        149,429                128,408
                                                                                           ---------              ---------

NET ASSETS, end of year..............................................................      $ 125,863              $ 149,429
                                                                                           =========              =========


                                                                                                Large Cap Value Fund
                                                                                           ----------------------------------
                                                                                           Six months               Year
                                                                                             ended                  ended
                                                                                           06/30/03              December 31,
                                                                                          (Unaudited)               2002
                                                                                           ---------             ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).........................................................      $   1,521              $   3,276
Net realized gain (loss) on investment transactions .................................         (7,300)               (12,817)
Net realized foreign exchange gain (loss)............................................              -                      -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items....................................................         24,485                (26,118)
Net increase from payments made by affiliates for investment transaction losses .....              -                      -
                                                                                           ---------              ---------
      Net increase (decrease) in net assets resulting from operations................         18,706                (35,659)
                                                                                           ---------              ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................              -                 (3,237)
Net realized capital gains...........................................................              -                 (2,806)
Return of capital....................................................................              -                      -
                                                                                           ---------              ---------
      Total distributions............................................................              -                 (6,043)
                                                                                           ---------              ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ...........         (5,113)                (2,580)
                                                                                           ---------              ---------
      Total net increase (decrease) in net assets from capital share transactions....         (5,113)                (2,580)
                                                                                           ---------              ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS.............................................         13,593                (44,282)

NET ASSETS, beginning of year........................................................        188,246                232,528
                                                                                           ---------              ---------

NET ASSETS, end of year..............................................................      $ 201,839              $ 188,246
                                                                                           =========              =========

The accompanying notes are an integral part of these financial statements

------------------------------------------------------------------------------------------------------------------------------------


         Quality Bond Fund                               High Yield Bond Fund                            Growth Equity Fund
------------------------------------             -----------------------------------            ------------------------------------
Six months                  Year                  Six months                Year                 Six months                 Year
   ended                   ended                    ended                   ended                  ended                   ended
 06/30/03               December 31,               06/30/03             December 31,              06/30/03              December 31,
(Unaudited)                 2002                 (Unaudited)                2002                (Unaudited)                 2002
-----------             ------------             -----------            ------------            -----------             ------------
$   3,523               $   5,979                $   3,054              $   5,948                $    (63)              $    (296)
    2,637                   1,199                      104                 (3,303)                 (6,702)                (42,772)
        -                       -                       (5)                    (3)                      -                       -

    2,242                     382                    5,652                   (479)                  9,129                 (16,678)
---------               ---------                ---------              ---------                --------               ---------
    8,402                   7,560                    8,805                  2,163                   2,364                 (59,746)
---------               ---------                ---------              ---------                --------               ---------


        -                  (6,004)                       -                 (6,023)                      -                       -
        -                    (220)                       -                      -                       -                       -
---------               ---------                ---------              ---------                --------               ---------
        -                  (6,224)                       -                 (6,023)                      -                       -
---------               ---------                ---------              ---------                --------               ---------


   12,937                  31,301                    3,804                  6,495                  (8,051)                (24,532)
---------               ---------                ---------              ---------                --------               ---------
   12,937                  31,301                    3,804                  6,495                  (8,051)                (24,532)
---------               ---------                ---------              ---------                --------               ---------

   21,339                  32,637                   12,609                  2,635                  (5,687)                (84,278)

  156,206                 123,569                   63,212                 60,577                 102,418                 186,696
---------               ---------                ---------              ---------                --------               ---------

$ 177,545               $ 156,206                $  75,821              $  63,212                $ 96,731               $ 102,418
=========               =========                =========              =========                ========               =========


      Flexibly Managed Fund                          International Equity Fund                         Small Cap Value Fund
------------------------------------             -----------------------------------            ------------------------------------
Six months                  Year                  Six months                Year                 Six months                 Year
   ended                   ended                    ended                   ended                  ended                   ended
 06/30/03               December 31,               06/30/03             December 31,              06/30/03              December 31,
(Unaudited)                 2002                 (Unaudited)                2002                (Unaudited)                 2002
-----------             ------------             -----------            ------------            -----------             ------------

$   6,438               $  14,106                $   1,273              $   1,597                $   (217)              $    (338)
    5,612                  23,104                   (2,405)               (11,523)                    641                   5,283
        -                       -                   (1,105)                (1,032)                      -                       -

   45,075                 (36,712)                  10,063                  1,007                                         (22,289)
        -                     453                        -                      -                  19,111                       -
---------               ---------                ---------              ---------                --------               ---------
   57,125                     951                    7,826                 (9,951)                 19,535                 (17,344)
---------               ---------                ---------              ---------                --------               ---------


        -                 (14,599)                       -                   (155)                      -                       -
        -                 (23,254)                       -                      -                       -                  (6,314)
        -                       -                        -                      -                       -                       -
---------               ---------                ---------              ---------                --------               ---------
        -                 (37,853)                       -                   (155)                      -                  (6,314)
---------               ---------                ---------              ---------                --------               ---------


   (6,700)                 85,234                   (2,575)               (10,198)                   (464)                 14,162
---------               ---------                ---------              ---------                --------               ---------
   (6,700)                 85,234                   (2,575)               (10,198)                   (464)                 14,162
---------               ---------                ---------              ---------                --------               ---------

   50,425                  48,332                    5,251                (20,304)                 19,071                  (9,496)

  526,569                 478,237                  104,645                124,949                  77,491                  86,987
---------               ---------                ---------              ---------                --------               ---------

$ 576,994               $ 526,569                $ 109,896              $ 104,645                $ 96,562               $  77,491
=========               =========                =========              =========                ========               =========

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)

-----------------------------------------------------------------------------------------------------------------------------


                                                                                                Emerging Growth Fund
                                                                                           ----------------------------------
                                                                                           Six months               Year
                                                                                             ended                  ended
                                                                                           06/30/03              December 31,
                                                                                          (Unaudited)               2002
                                                                                           ---------             ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).........................................................      $    (353)             $    (850)
Net realized gain (loss) on investment transactions .................................         (3,374)               (34,963)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items...........................................................         18,115                (22,012)
                                                                                           ---------              ---------
      Net increase (decrease) in net assets resulting from operations................         14,388                (57,825)
                                                                                           ---------              ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................              -                      -
Net realized capital gains...........................................................              -                      -
Return of capital....................................................................              -                      -
                                                                                           ---------              ---------
      Total distributions............................................................              -                      -
                                                                                           ---------              ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ...........           (919)                (4,593)
                                                                                           ---------              ---------
      Total net increase (decrease) in net assets from capital share transactions....           (919)                (4,593)
                                                                                           ---------              ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS.............................................         13,469                (62,418)

NET ASSETS, beginning of year........................................................         74,681                137,099
                                                                                           ---------              ---------

NET ASSETS, end of year..............................................................      $  88,150              $  74,681
                                                                                           =========              =========


                                                                                                 Mid Cap Growth Fund
                                                                                           ----------------------------------
                                                                                           Six months               Year
                                                                                             ended                  ended
                                                                                           06/30/03              December 31,
                                                                                          (Unaudited)               2002
                                                                                           ---------             ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).........................................................      $    (114)             $    (219)
Net realized gain (loss) on investment transactions .................................          2,046                (10,482)
Net change in unrealized appreciation (depreciation) of investments .................          5,514                 (4,996)
                                                                                           ---------              ---------
      Net increase (decrease) in net assets resulting from operations................          7,446                (15,697)
                                                                                           ---------              ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................              -                      -
Net realized capital gains...........................................................              -                      -
                                                                                           ---------              ---------
      Total distributions............................................................              -                      -
                                                                                           ---------              ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ...........          3,483                  4,687
                                                                                           ---------              ---------
      Total net increase (decrease) in net assets from capital share transactions....          3,483                  4,687
                                                                                           ---------              ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS.............................................         10,929                (11,010)

NET ASSETS, beginning of year........................................................         34,424                 45,434
                                                                                           ---------              ---------

NET ASSETS, end of year .............................................................      $  45,353              $  34,424
                                                                                           =========              =========

+ For the period from May 1, 2002, (commencement of operations) through December 31, 2002.

The accompanying notes are an integral part of these financial statements

------------------------------------------------------------------------------------------------------------------------------------


    Limited Maturity Bond Fund                           Core Equity Fund                                Index 500 Fund
------------------------------------             -----------------------------------            ------------------------------------
Six months                  Year                  Six months                Year                 Six months                 Year
   ended                   ended                    ended                   ended                  ended                   ended
 06/30/03               December 31,               06/30/03             December 31,              06/30/03              December 31,
(Unaudited)                 2002                 (Unaudited)                2002                (Unaudited)                 2002
-----------             ------------             -----------            ------------            -----------             ------------
$     890               $     921                $      29              $      85                $  1,325               $   2,567
      (91)                    246                     (612)                (2,747)                  1,033                 (10,884)

      366                     582                    1,199                 (1,546)                 18,149                 (40,699)
---------               ---------                ---------              ---------                --------               ---------
    1,165                   1,749                      616                 (4,208)                 20,507                 (49,016)
---------               ---------                ---------              ---------                --------               ---------


        -                    (922)                       -                    (85)                      -                  (2,558)
        -                    (222)                       -                      -                       -                       -
        -                       -                        -                      -                       -                       -
---------               ---------                ---------              ---------                --------               ---------
        -                  (1,144)                       -                    (85)                      -                  (2,558)
---------               ---------                ---------              ---------                --------               ---------


    6,218                  23,960                   (1,756)                (4,475)                  3,584                  23,101
---------               ---------                ---------              ---------                --------               ---------
    6,218                  23,960                   (1,756)                (4,475)                  3,584                  23,101
---------               ---------                ---------              ---------                --------               ---------

    7,383                  24,565                   (1,140)                (8,768)                 24,091                 (28,473)

   42,941                  18,376                   11,397                 20,165                 174,429                 202,902
---------               ---------                ---------              ---------                --------               ---------

$  50,324               $  42,941                $  10,257              $  11,397                $198,520               $ 174,429
=========               =========                =========              =========                ========               =========


       Mid Cap Value Fund                              Large Cap Growth Fund                          Strategic Value Fund
------------------------------------             -----------------------------------            ------------------------------------
Six months                  Year                  Six months                Year                 Six months                 Year
   ended                   ended                    ended                   ended                  ended                   ended
 06/30/03               December 31,               06/30/03             December 31,              06/30/03              December 31,
(Unaudited)                 2002                 (Unaudited)               2002 +               (Unaudited)                2002 +
-----------             ------------             -----------            ------------            -----------             ------------

$      95               $     355                $      18              $      18                $     28               $      28
      576                  (1,029)                     (62)                  (167)                    103                    (144)
    6,175                  (6,156)                     888                   (418)                    548                    (437)
---------               ---------                ---------              ---------                --------               ---------
    6,846                  (6,830)                     844                   (567)                    679                    (553)
---------               ---------                ---------              ---------                --------               ---------


        -                    (355)                       -                    (18)                      -                     (30)
        -                       -                        -                      -                       -                       -
---------               ---------                ---------              ---------                --------               ---------
        -                    (355)                       -                    (18)                      -                     (30)
---------               ---------                ---------              ---------                --------               ---------


   (1,966)                  3,882                    3,137                  5,675                   2,309                   8,000
---------               ---------                ---------              ---------                --------               ---------
   (1,966)                  3,882                    3,137                  5,675                   2,309                   8,000
---------               ---------                ---------              ---------                --------               ---------

    4,880                  (3,303)                   3,981                  5,090                   2,988                   7,417

   58,330                  61,633                    5,090                      -                   7,417                       -
---------               ---------                ---------              ---------                --------               ---------

$  63,210               $  58,330                $   9,071              $   5,090                $ 10,405               $   7,417
=========               =========                =========              =========                ========               =========

             REIT Fund
-----------------------------------
  Six months              Period
    ended                 ended
   06/30/03            December 31,
 (Unaudited)              2002 +
------------           ------------
 $     117              $     144
       (88)                  (119)
       960                   (241)
 ---------              ---------
       989                   (216)
 ---------              ---------


         -                   (140)
         -                      -
 ---------              ---------
         -                   (140)
 ---------              ---------


     2,630                  5,863
 ---------              ---------
     2,630                  5,863
 ---------              ---------

     3,619                  5,507

     5,507                      -
 ---------              ---------

 $   9,126              $   5,507
 =========              =========

The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year


                                                       Six months ended                    Year ended December 31,
                                                        June 30, 2003     -------------------------------------------------------
                                                         (Unaudited)        2002       2001         2000        1999       1998
                                                          ----------       -----       ----         ----        ----       ----
Net asset value, beginning of year.......................     $1.00         $1.00      $1.00        $1.00       $1.00      $1.00
                                                          ---------      --------    -------      -------     -------     ------

Income from investment operations:
Net investment income....................................      0.01          0.02       0.04         0.06        0.05       0.05
                                                          ---------      --------    -------      -------     -------     ------

   Total from investment operations......................      0.01          0.02       0.04         0.06        0.05       0.05
                                                          ---------      --------    -------      -------     -------     ------

Less distributions:
Dividend from net investment income......................     (0.01)        (0.02)     (0.04)       (0.06)      (0.05)     (0.05)
                                                          ---------      --------    -------      -------     -------     ------

Net asset value, end of year.............................     $1.00         $1.00      $1.00        $1.00       $1.00      $1.00
                                                          =========      ========   ========      =======     =======     ======

   Total return..........................................      0.52%         1.65%      4.00%        5.99%       4.66%      5.00%

Ratios/Supplemental data:
Net assets, end of year (in thousands)...................  $125,863      $149,429   $128,408      $94,045     $86,581    $53,626
                                                          =========      ========   ========      =======     =======     ======

Ratio of expenses to average net assets..................      0.48%(a)      0.47%      0.50%        0.58%       0.72%      0.72%
                                                          =========      ========   ========      =======     =======     ======

Ratio of net investment income
   to average net assets................................       1.05%(a)      1.62%      3.78%        5.89%       4.60%      4.88%
                                                          =========      ========   ========      =======     =======     ======

-------------------
(a)  Annualized.

--------------------------------------------------------------------------------

THE QUALITY BOND FUND
For a Share Outstanding During the Year


                                                         Six months ended                   Year ended December 31,
                                                          June 30, 2003  ---------------------------------------------------------
                                                           (Unaudited)      2002       2001          2000      1999        1998
                                                           ---------     ----------  ----------   ---------- ---------   ---------
Net asset value, beginning of year.......................    $10.50        $10.39      $10.33       $10.40    $10.40      $10.20
                                                           ---------     ----------  ----------   ---------- ---------   ---------

Income (loss) from investment operations:
Net investment income....................................      0.22           0.42        0.51         0.52      0.54        0.51
Net realized and unrealized gain (loss)
   on investment transactions............................      0.32           0.13        0.41         0.66     (0.54)       0.53
                                                           --------       --------    --------      -------    ------     -------

   Total from investment operations......................      0.54           0.55        0.92         1.18      0.00        1.04
                                                           --------       --------    --------      -------    ------     -------

Less distributions:
Dividend from net investment income......................      0.00          (0.42)      (0.51)       (1.06)     0.00       (0.51)
Distribution from net realized gains.....................      0.00          (0.02)      (0.35)       (0.17)     0.00       (0.33)
Return of capital........................................      0.00           0.00        0.00        (0.02)     0.00        0.00
                                                           --------       --------    --------      -------    ------     -------

   Total distributions...................................      0.00          (0.44)      (0.86)       (1.25)     0.00       (0.84)
                                                           --------       --------    --------      -------    ------     -------

Net asset value, end of year.............................    $11.04         $10.50      $10.39       $10.33    $10.40      $10.40
                                                           ========       ========    ========      =======    ======     =======

   Total return..........................................     5.14%           5.28%       8.91%       12.00%     0.00%      10.17%

Ratios/Supplemental data:
Net assets, end of year (in thousands)...................  $177,545       $156,206    $123,569      $96,073   $55,975     $53,505
                                                           ========       ========    ========      =======    ======     =======

Ratio of expenses to average net assets..................      0.61%(a)       0.62%       0.65%        0.68%     0.77%       0.77%
                                                           ========       ========    ========      =======    ======     =======

Ratio of net investment income
   to average net assets.................................      4.21%(a)       4.19%       5.23%        5.92%     5.21%       5.26%
                                                           ========       ========    ========      =======    ======     =======

Portfolio turnover rate..................................       175.7%       498.6%      930.7%     1,046.5%    815.1%      477.2%
                                                           ========       ========    ========      =======    ======     =======

----------------------
(a)  Annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year


                                                       Six months ended                    Year ended December 31,
                                                         June 30, 2003   ----------------------------------------------------------
                                                          (Unaudited)       2002        2001        2000          1999       1998
                                                          ---------      ---------   ---------  -----------   ---------- ----------
Net asset value, beginning of year.......................    $6.78          $7.25       $7.45        $9.58        $9.19      $9.52
                                                          --------       --------    --------     --------     --------   --------

Income (loss) from investment operations:
Net investment income....................................     0.31           0.70        0.72         0.91         0.89       0.79
Net realized and unrealized gain (loss)
   on investment transactions............................     0.62          (0.46)      (0.20)       (1.24)       (0.50)     (0.33)
                                                          --------       --------    --------     --------     --------   --------

   Total from investment operations......................     0.93           0.24        0.52        (0.33)        0.39       0.46
                                                          --------       --------    --------     --------     --------   --------

Less distributions:
Dividend from net investment income......................     0.00          (0.71)      (0.72)       (1.80)        0.00      (0.79)
                                                          --------       --------    --------     --------     --------   --------

Net asset value, end of year.............................    $7.71          $6.78       $7.25        $7.45        $9.58      $9.19
                                                          ========       ========    ========     ========     ========   ========

   Total return.........................................     13.72%          3.41%       6.92%       (3.69%)       4.24%      4.75%

Ratios/Supplemental data:
Net assets, end of year (in thousands)...................  $75,821        $63,212     $60,577      $51,150      $69,928    $69,003
                                                          ========       ========    ========     ========     ========   ========

Ratio of expenses to average net assets.................      0.85%(a)       0.83%       0.87%(b      0.87%(b)     0.85%      0.82%
                                                          ========       ========    ========     ========     ========   ========

Ratio of net investment income
   to average net assets.................................     8.96%(a)      9.29%        9.57%(b)    10.07%(b)     9.11%      8.30%
                                                          ========       ========    ========     ========     ========   ========

Portfolio turnover rate..................................     43.9%         80.4%        77.0%        65.4%        78.2%      82.7%
                                                          ========       ========    ========     ========     ========   ========

-------------------------
(a) Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively for the years ended December 31, 2001 and December 31, 2000.

--------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                       Six months ended                     Year ended December 31,
                                                         June 30, 2003     -------------------------------------------------------
                                                          (Unaudited)         2002        2001       2000       1999       1998
                                                           ---------       ---------   ---------   ---------  ---------  ---------
Net asset value, beginning of year......................      $9.81          $15.07      $20.19      $41.41     $30.88     $24.37
                                                           ---------       ---------   ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss)............................      (0.01)          (0.03)       0.00       (0.08)     (0.05)      0.02
Net realized and unrealized gain (loss)
   on investment transactions...........................       0.27           (5.23)      (5.12)      (9.36)     10.58      10.12
                                                           --------        --------    --------    --------   --------   --------

   Total from investment operations.....................       0.26           (5.26)      (5.12)      (9.44)     10.53      10.14
                                                           --------        --------    --------    --------   --------   --------

Less distributions:
Dividend from net investment income.....................       0.00            0.00        0.00        0.00       0.00      (0.02)
Distribution from net realized gains....................       0.00            0.00        0.00       (7.69)      0.00      (3.61)
Return of capital.......................................       0.00            0.00        0.00       (4.09)      0.00       0.00
                                                           --------        --------    --------    --------   --------   --------

   Total distributions...................................      0.00            0.00        0.00      (11.78)      0.00      (3.63)
                                                           --------        --------    --------    --------   --------   --------

Net asset value, end of year............................     $10.07           $9.81      $15.07      $20.19     $41.41     $30.88
                                                           ========        ========    ========    ========   ========   ========

   Total return..........................................      2.65%         (34.90%)    (25.34%)    (26.10%)    34.10%     41.67%

Ratios/Supplemental data:
Net assets, end of year (in thousands)..................    $96,731        $102,418    $186,696    $216,016   $284,263   $195,692
                                                           ========        ========    ========    ========   ========   ========

Ratio of expenses to average net assets..................      0.93%(a)        0.92%(b)    0.92%       0.84%      0.73%      0.76%
                                                           ========        ========    ========    ========   ========   ========

Ratio of net investment income (loss)
   to average net assets................................      (0.13%)(a)      (0.21%)(b)   0.02%      (0.27%)    (0.14%)     0.08%
                                                           ========        ========    ========    ========   ========   ========

Portfolio turnover rate.................................      445.0%          773.6%      276.2%      309.3%     209.1%     161.3%
                                                           ========        ========    ========    ========   ========   ========

-------------------------
(a) Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ratio of net investment income to average net assets would have been (0.22%) for the year ended December 31, 2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year


                                                       Six months ended                   Year ended December 31,
                                                        June 30, 2003    -------------------------------------------------------
                                                          (Unaudited)       2002        2001      2000       1999        1998
                                                           ----------    ---------  ---------  ---------  ---------   ----------
Net asset value, beginning of year.......................      $13.97       $16.97     $18.07     $22.21     $22.39       $22.55
                                                           ----------    ---------  ---------  ---------  ---------   ----------

Income (loss) from investment operations:
Net investment income....................................        0.11         0.25       0.23       0.26       0.21         0.31
Net realized and unrealized gain (loss)
   on investment transactions............................        1.34        (2.80)     (0.66)      2.10      (0.39)        1.85
                                                           ----------    ---------  ---------  ---------  ---------   ----------

   Total from investment operations......................        1.45        (2.55)     (0.43)      2.36      (0.18)        2.16
                                                           ----------    ---------  ---------  ---------  ---------   ----------

Less distributions:
Dividend from net investment income......................        0.00        (0.24)     (0.23)     (0.48)      0.00        (0.31)
Distribution from net realized gains.....................        0.00        (0.21)     (0.44)     (6.02)      0.00        (2.01)
                                                           ----------    ---------  ---------  ---------  ---------   ----------

   Total distributions...................................        0.00        (0.45)     (0.67)     (6.50)      0.00        (2.32)
                                                           ----------    ---------  ---------  ---------  ---------   ----------

Net asset value, end of year.............................      $15.42       $13.97     $16.97     $18.07     $22.21       $22.39
                                                           ==========    =========  =========  =========  =========   ==========

   Total return..........................................       10.38%      (14.96%)    (2.40%)    12.64%     (0.80%)       9.59%

Ratios/Supplemental data:
Net assets, end of year (in thousands)...................    $201,839     $188,246   $232,528   $221,583   $290,937     $335,479
                                                           ==========    =========  =========  =========  =========   ==========

Ratio of expenses to average net assets..................        0.85%(a)     0.88%      0.88%      0.84%      0.76%        0.76%
                                                           ==========    =========  =========  =========  =========   ==========

Ratio of net investment income
   to average net assets.................................        1.65%(a)     1.51%      1.26%      1.34%      0.88%        1.27%
                                                           ==========    =========  =========  =========  =========   ==========

Portfolio turnover rate..................................        20.9%        38.0%      49.5%     135.8%      67.6%        24.0%
                                                           ==========    =========  =========  =========  =========   ==========

--------------------------
*     Prior to May 1, 2000, the Large Cap Value Fund was named Value
      Equity Fund.

(a)   Annualized.

--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year


                                                        Six months ended                   Year ended December 31,
                                                          June 30, 2003  ---------------------------------------------------------
                                                           (Unaudited)       2002       2001        2000       1999        1998
                                                           ---------     ---------- -----------  ---------  ----------  ----------
Net asset value, beginning of year.......................    $18.75         $20.03      $19.76     $19.62      $18.31      $19.83
                                                           ---------     ---------- -----------  ---------  ----------  ----------

Income (loss) from investment operations:
Net investment income....................................      0.23           0.56        0.60       0.58        0.67        0.60
Net realized and unrealized gain (loss)
   on investment transactions............................      1.85          (0.39)       1.44       3.26        0.64        0.61
                                                           --------       --------    --------   --------    --------    --------

   Total from investment operations......................      2.08           0.17        2.04       3.84        1.31        1.21
                                                           --------       --------    --------   --------    --------    --------

Less distributions:
Dividend from net investment income......................      0.00          (0.56)      (0.59)     (1.33)       0.00       (0.60)
Distribution from net realized gains.....................      0.00          (0.89)      (1.18)     (2.37)       0.00       (2.13)
                                                           --------       --------    --------   --------    --------    --------

   Total distributions...................................      0.00          (1.45)      (1.77)     (3.70)       0.00       (2.73)
                                                           --------       --------    --------   --------    --------    --------

Net asset value, end of year.............................    $20.83         $18.75      $20.03     $19.76      $19.62      $18.31
                                                           ========      =========    ========   ========    ========    ========

   Total return..........................................     11.09%          0.87%*     10.34%     22.22%       7.15%       6.09%

Ratios/Supplemental data:
Net assets, end of year (in thousands)...................  $576,994       $526,569    $478,237   $432,379    $482,856    $545,486
                                                           ========      =========    ========   ========    ========    ========

Ratio of expenses to average net assets..................      0.85%(a)       0.85%       0.87%      0.83%       0.76%       0.76%
                                                           ========      =========    ========   ========    ========    ========

Ratio of net investment income
   to average net assets.................................      2.44%(a)       2.71%*      2.89%      2.92%       3.25%       2.78%
                                                           ========      =========    ========   ========    ========    ========

Portfolio turnover rate..................................      10.1%          30.6%       33.6%      30.6%       31.0%       48.0%
                                                           ========      =========    ========   ========    ========    ========


------------------------

* The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

(a) Annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year



                                                           Six months ende                 Year ended December 31,
                                                            June 30, 2003  --------------------------------------------------------
                                                            (Unaudited)       2002      2001         2000       1999       1998
                                                             ----------    ---------  ---------   ---------- ----------  ----------
Net asset value, beginning of year.........................     $10.53       $11.71     $16.64       $26.78     $18.37      $16.13
                                                             ----------    ---------  ---------   ---------- ----------  ----------

Income (loss) from investment operations:
Net investment income......................................       0.02         0.15       0.37         0.14       0.03        0.10
Net realized and unrealized gain (loss) on
   investments and foreign currency related transactions...       0.79        (1.31)     (5.05)       (4.82)      8.38        2.93
                                                             ---------    ---------  ---------    ---------   --------    --------

   Total from investment operations........................       0.81        (1.16)     (4.68)       (4.68)      8.41        3.03
                                                             ---------    ---------  ---------    ---------   --------    --------

Less distributions:
Dividend from net investment income........................       0.00        (0.02)     (0.25)       (0.14)      0.00       (0.10)
Distribution in excess of net
   investment income.......................................       0.00         0.00       0.00         0.00       0.00       (0.08)
Distribution from net realized gains.......................       0.00         0.00       0.00        (4.59)      0.00       (0.61)
Return of capital..........................................       0.00         0.00       0.00        (0.73)      0.00        0.00
                                                             ---------    ---------  ---------    ---------   --------    --------

   Total distributions.....................................       0.00        (0.02)     (0.25)       (5.46)      0.00       (0.79)
                                                             ---------    ---------  ---------    ---------   --------    --------

Net asset value, end of year...............................     $11.34       $10.53     $11.71       $16.64     $26.78      $18.37
                                                             =========    =========  =========    =========   ========    ========

   Total return............................................       7.69%       (9.94%)   (28.12%)     (18.67%)    45.78%      18.85%

Ratios/Supplemental data:
Net assets, end of year (in thousands).....................   $109,896     $104,645   $124,949     $162,359   $215,312    $153,822
                                                             =========    =========  =========    =========   ========    ========

Ratio of expenses to average net assets....................       1.14%(a)     1.23%      1.25%        1.16%      1.08%       1.08%
                                                             =========    =========  =========    =========   ========    ========

Ratio of net investment income (loss)
   to average net assets...................................       2.50%(a)     1.35%      1.06%       (0.08%)     0.20%       0.45%
                                                             =========    =========  =========    =========   ========    ========

Portfolio turnover rate....................................       23.6%       106.3%      97.2%        64.4%      45.0%       43.5%
                                                             =========    =========  =========    =========   ========    ========

-------------------------
(a)  Annualixed

--------------------------------------------------------------------------------

THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year


                                                    Six months ended                      Year ended December 31,
                                                      June 30, 2003       ---------------------------------------------------------
                                                       (Unaudited)           2002       2001        2000         1999       1998
                                                        ----------        ---------   ---------   ---------   ----------  ---------
Net asset value, beginning of year.....................     $11.00          $14.38      $12.94      $12.64       $12.81     $14.43
                                                         ----------       ---------   ---------   ---------   ----------  ---------

Income (loss) from investment operations:
Net investment income (loss)...........................      (0.03)          (0.05)       0.01        0.04         0.08       0.08
Net realized and unrealized gain (loss)
   on investment transactions..........................       2.84           (2.37)       2.10        1.68        (0.25)     (1.41)
                                                         ---------       ---------    --------    --------     --------    -------

   Total from investment operations....................       2.81           (2.42)       2.11        1.72        (0.17)     (1.33)
                                                         ---------       ---------    --------    --------     --------    -------

Less distributions:
Dividend from net investment income....................       0.00            0.00       (0.02)      (0.12)        0.00      (0.08)
Distribution from net realized gains...................       0.00           (0.96)      (0.65)      (1.30)        0.00      (0.21)
                                                         ---------       ---------    --------    --------     --------    -------

   Total distributions.................................       0.00           (0.96)      (0.67)      (1.42)        0.00      (0.29)
                                                         ---------       ---------    --------    --------     --------    -------

Net asset value, end of year...........................     $13.81          $11.00      $14.38      $12.94       $12.64     $12.81
                                                         =========       =========    ========    ========     ========   ========

   Total return........................................      25.55%         (16.76%)     16.75%      13.73%       (1.33%)    (9.16%)

Ratios/Supplemental data:
Net assets, end of year (in thousands).................    $96,562         $77,491     $86,987     $55,677      $44,939    $43,635
                                                         =========       =========    ========    ========     ========   ========

Ratio of expenses to average net assets................       1.15%(a)(b)     1.15%(b)    1.14%(b)    1.05%(b)     0.81%      0.82%
                                                         =========       =========    ========    ========     ========   ========

Ratio of net investment income (loss)
   to average net assets...............................      (0.54%)(a)(b)   (0.38%)(b)   0.12%(b)    0.38%(b)     0.65%      0.65%
                                                         =========       =========    ========    ========     ========   ========

Portfolio turnover rate................................       26.3%           54.4%       67.8%      135.4%       102.8%      61.9%
                                                         =========       =========    ========    ========     ========   ========

----------------------------
* Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund.

(a)  Annualixed

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.18%, 1.16%, 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been (0.57%), (0.39%), 0.10% and 0.34%, respectively, for the period ended June 30, 2003 and the years ended December 31, 2002, December 31, 2001 and December 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year


                                                    Six months ended                     Year ended December 31,
                                                     June 30, 2003      --------------------------------------------------------
                                                      (Unaudited)          2002         2001      2000        1999     1998
                                                        ---------       ----------    --------- ----------  --------- ---------
Net asset value, beginning of  year..................     $11.85           $20.46       $24.89     $49.68     $17.43    $12.85
                                                        --------         --------     --------   --------   --------  --------

Income (loss) from investment operations:
Net investment loss.................................       (0.06)           (0.14)       (0.13)     (0.26)     (0.11)    (0.06)
Net realized and unrealized gain (loss)
   on investment transactions........................       2.38            (8.47)       (3.78)    (11.62)     32.36      4.65
                                                        --------         --------     --------   --------   --------  --------

   Total from investment operations..................       2.32            (8.61)       (3.91)    (11.88)     32.25      4.59
                                                        --------         --------     --------   --------   --------  --------

Less distributions:
Distribution from net realized gains.................       0.00             0.00        (0.01)    (12.91)      0.00     (0.01)
Return of capital....................................       0.00             0.00        (0.51)      0.00       0.00      0.00
                                                        --------         --------     --------   --------   --------  --------

   Total distributions...............................       0.00             0.00        (0.52)    (12.91)      0.00     (0.01)
                                                        --------         --------     --------   --------   --------  --------

Net asset value, end of year.........................     $14.17           $11.85       $20.46     $24.89     $49.68    $17.43
                                                        ========         ========     ========   ========   ========  ========

   Total return......................................      19.58%          (42.08%)     (15.84%)   (28.54%)   185.03%    35.70%

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).....    $88,150          $74,681     $137,099   $139,774   $183,413   $38,664
                                                        ========         ========     ========   ========   ========  ========

Ratio of expenses to average net assets..............       1.09%(a)(b)      1.05%(b)     1.04%      1.01%      1.04%     1.15%(b)
                                                        ========         ========     ========   ========   ========  ========

Ratio of net investment loss
   to average net assets.............................      (0.93%)(a)(b)    (0.87%)(b)   (0.67%)    (0.68%)    (0.68%)   (0.66%)(b)
                                                        ========         ========     ========   ========   ========  ========

Portfolio turnover rate..............................       82.1%           163.6%       134.5%     145.3%     172.4%    240.9%
                                                        ========         ========     ========   ========   ========  ========

---------------------
(a)  Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.10%, 1.06% and 1.21%, and the ratio of net investment income to average net assets would have been (0.94%), (0.88%) and (0.73%), respectively, for the period ended June 30, 2003 and the years ended December 31, 2002 and December 31, 1998.

--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year


                                                                                      Year or Period
                                                        Six months ended            ended December 31,
                                                         June 30, 2003    ------------------------------------
                                                          (Unaudited)        2002       2001          2000*
                                                           ---------      ---------   ---------     ----------
Net asset value, beginning of period or year.............    $10.70         $10.35      $10.13         $10.00
                                                           ---------      ---------   ---------     ----------

Income from investment operations:
Net investment income....................................      0.19           0.24        0.40           0.41
Net realized and unrealized gain
   on investment transactions............................      0.07           0.41        0.27           0.30
                                                           --------       --------    --------       --------

   Total from investment operations......................      0.26           0.65        0.67           0.71
                                                           --------       --------    --------       --------

Less distributions:
Dividend from net investment income......................      0.00          (0.24)      (0.40)         (0.41)
Distribution from net realized gains.....................      0.00          (0.06)      (0.05)         (0.17)
                                                           --------       --------    --------       --------

   Total distributions...................................      0.00          (0.30)      (0.45)         (0.58)
                                                           --------       --------    --------       --------

Net asset value, end of period or year...................    $10.96         $10.70      $10.35         $10.13
                                                           ========       ========    ========       ========

   Total return..........................................      2.43%          6.25%       6.64%          7.18%(b)

Ratios/Supplemental data:
Net assets, end of period (in thousands).................   $50,324        $42,941     $18,376        $10,898
                                                           ========       ========    ========       ========

Ratio of expenses to average net assets..................      0.59%(a)       0.63%       0.74%(c)       0.71%(a)
                                                           ========       ========    ========       ========

Ratio of net investment income
   to average net assets.................................      3.71%(a)       3.16%       4.96%(c)       6.01%(a)
                                                           ========       ========    ========       ========

Portfolio turnover rate..................................      15.5%         224.2%      173.9%         331.6%
                                                           ========       ========    ========       ========


-------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)  Annualized.

(b)  Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended December 31, 2001.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE CORE EQUITY FUND**
For a Share Outstanding During the Year

                                                                                             Year or Period
                                                                                           ended December 31,
                                                          Six months ended    --------------------------------------------
                                                           June 30, 2003
                                                            (Unaudited)           2002            2001            2000*
                                                              ---------       -----------      -----------     ----------
Net asset value, beginning of period or year ............        $5.26             $6.96            $8.74         $10.00
                                                              --------         ---------        ---------       --------

Income (loss) from investment operations:
Net investment income....................................         0.02              0.04             0.04           0.03
Net realized and unrealized gain (loss)
   on investment transactions............................         0.34             (1.70)           (1.65)         (0.86)
                                                              --------         ---------        ---------       --------

   Total from investment operations......................         0.36             (1.66)           (1.61)         (0.83)
                                                              --------         ---------        ---------       --------

Less distributions:
Dividend from net investment income......................         0.00             (0.04)           (0.05)         (0.03)
Distribution from net realized gains.....................         0.00              0.00             0.00           0.00
Return of capital........................................         0.00              0.00            (0.12)         (0.40)
                                                              --------         ---------        ---------       --------

   Total distributions...................................         0.00             (0.04)           (0.17)         (0.43)
                                                              --------         ---------        ---------       --------

Net asset value, end of period or year...................        $5.62             $5.26            $6.96          $8.74
                                                              ========         =========        =========       ========

   Total return..........................................         6.84%           (23.86%)         (18.62%)        (8.38%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).........      $10,257           $11,397          $20,165        $30,099
                                                              ========         =========        =========       ========

Ratio of expenses to average net assets..................         1.00%(a)(c)       0.91%(c)         0.91%(c)       0.81%(a)
                                                              ========         =========        =========       ========

Ratio of net investment income
   to average net assets.................................         0.58%(a)(c)       0.54%(c)         0.56%(c)       0.36%(a)
                                                              ========         =========        =========       ========

Portfolio turnover rate..................................         48.5%            102.9%           145.9%          91.6%
                                                              ========         =========        =========       ========

-------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

**   Prior to May 1, 2002, the Core Equity Fund was named Growth and Income
     Fund.

(a)  Annualized.

(b)  Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.08%, 0.92% and 0.92%, and the ratio of net investment income to average net assets would have been 0.50%, 0.53% and 0.55%, respectively, for the period ended June 30, 2003 and the years ended December 31, 2002 and December 31, 2001.

--------------------------------------------------------------------------------

THE INDEX 500 FUND
For a Share Outstanding During the Year


                                                                                          Year or Period
                                                           Six months ended              ended December 31,
                                                             June 30, 2003    ------------------------------------------
                                                              (Unaudited)        2002           2001            2000*
                                                               ---------      ----------      ---------     ------------
Net asset value, beginning of period or year.............         $6.05           $7.90          $9.08           $10.00
                                                               ---------       ---------       ---------       ---------

Income (loss) from investment operations:
Net investment income....................................          0.05            0.09           0.09             0.07
Net realized and unrealized gain (loss)
   on investment transactions............................          0.66           (1.85)         (1.18)           (0.91)
                                                               --------        --------       --------         --------

   Total from investment operations......................          0.71           (1.76)         (1.09)           (0.84)
                                                               --------        --------       --------         --------

Less distributions:
Dividend from net investment income......................          0.00           (0.09)         (0.09)           (0.07)
Return of capital........................................          0.00            0.00           0.00            (0.01)
                                                               --------        --------       --------         --------

   Total distributions...................................          0.00           (0.09)         (0.09)           (0.08)
                                                               --------        --------       --------         --------

Net asset value, end of period or year...................         $6.76           $6.05          $7.90            $9.08
                                                               ========        ========       ========         ========

   Total return..........................................         11.74%         (22.28%)       (11.98%)          (8.40%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).........      $198,520        $174,429       $202,902         $213,398
                                                               ========        ========       ========         ========

Ratio of expenses to average net assets..................          0.25%(a)(c)     0.25%(c)       0.25%(c)        0.25%(a)(c)
                                                               ========        ========       ========         ========

Ratio of net investment income
   to average net assets.................................          1.47%(a)(c)     1.35%(c)       1.17%(c)         1.08%(a)(c)
                                                               ========        ========       ========         ========

Portfolio turnover rate..................................          0.3%            3.4%            1.2%             2.7%
                                                               ========        ========       ========         ========

---------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a) Annualized.

(b) Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.37%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.35%, 1.24%, 1.02% and 0.97%, respectively, for the period ended June 30, 2003 and the years ended December 31, 2002, December 31, 2001 and the period ended December 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                                             Year or Period
                                                          Six months ended                  ended December 31,
                                                           June 30, 2003    ---------------------------------------------
                                                            (Unaudited)          2002             2001           2000*
                                                             --------       -------------       ---------      ---------
Net asset value, beginning of period or year ............       $4.24               $6.29           $8.75         $10.00
                                                             --------            --------        --------       --------

Income (loss) from investment operations:
Net investment loss......................................       (0.01)              (0.03)          (0.05)         (0.03)
Net realized and unrealized gain (loss)
   on investment transactions............................        0.90               (2.02)          (2.41)         (1.22)
                                                             --------            --------        --------       --------

   Total from investment operations......................        0.89               (2.05)          (2.46)         (1.25)
                                                             --------            --------        --------       --------

Less distributions:
Distribution from net realized gains.....................        0.00                0.00            0.00           0.00
                                                             --------            --------        --------       --------

Net asset value, end of period or year ..................       $5.13               $4.24           $6.29          $8.75
                                                             ========            ========        ========       ========

   Total return..........................................       20.99%             (32.59%)        (28.11%)       (12.50%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).........     $45,353             $34,424         $45,434        $54,805
                                                             ========            ========        ========       ========

Ratio of expenses to average net assets..................        0.84%(a)(c)         0.99%(c)        1.00%(c)       1.00%(a)(c)
                                                             ========            ========        ========       ========

Ratio of net investment loss
   to average net assets.................................       (0.61%)(a)(c)       (0.57%)(c)      (0.70%)(c)     (0.60%)(a)(c)
                                                             ========            ========        ========       ========

Portfolio turnover rate..................................        92.8%              230.4%          327.4%         202.5%
                                                             ========            ========        ========       ========

----------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)  Annualized.

(b)  Not annualized.

(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.90%, 1.05%, 1.09% and 1.08%, and the ratio of net investment income to average net assets would have been (0.67%), (0.63%), (0.81%) and (0.68%), respectively, for the period ended June 30, 2003, the years ended December 31, 2002, and December 31, 2001 and the period ended December 31, 2000.

--------------------------------------------------------------------------------

THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                                            Year or Period
                                                           Six months ended               ended December 31,
                                                            June 30, 2003     -------------------------------------------
                                                             (Unaudited)         2002             2001           2000*
                                                              ----------      ----------       ----------     -----------
Net asset value, beginning of period or year.............         $9.75          $10.83           $11.92          $10.00
                                                              ---------       ---------        ---------       ---------

Income (loss) from investment operations:
Net investment income....................................          0.02            0.06             0.07            0.03
Net realized and unrealized gain (loss)
   on investment transactions............................          1.18           (1.08)           (0.45)           2.37
                                                              ---------       ---------        ---------       ---------

   Total from investment operations......................          1.20           (1.02)           (0.38)           2.40
                                                              ---------       ---------        ---------       ---------

Less distributions:
Dividend from net investment income......................          0.00           (0.06)           (0.07)          (0.03)
Distribution from net realized gains.....................          0.00            0.00            (0.64)          (0.45)
                                                              ---------       ---------        ---------       ---------

   Total distributions...................................          0.00           (0.06)           (0.71)          (0.48)
                                                              ---------       ---------        ---------       ---------

Net asset value, end of period or year...................        $10.95           $9.75           $10.83          $11.92
                                                              =========       =========        =========       =========

   Total return..........................................         12.31%          (9.42%)          (3.17%)         23.99%(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).........       $63,210         $58,330          $61,633         $59,538
                                                              =========       =========        =========       =========

Ratio of expenses to average net assets..................          0.82%(a)        0.85%            0.89%           0.90%(a)
                                                              =========       =========        =========       =========

Ratio of net investment income
   to average net assets.................................          0.33%(a)        0.55%            0.70%           0.38%(a)
                                                              =========       =========        =========       =========

Portfolio turnover rate..................................          31.2%          91.4%            222.2%          213.0%
                                                              =========       =========        =========       =========

------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)  Annualized.

(b)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year


                                                                   Six months ended  Period ended
                                                                     June 30, 2003    December 31,
                                                                     (Unaudited)         2002*
                                                                        --------       ---------
Net asset value, beginning of period or year ........................     $8.41          $10.00
                                                                        --------       --------

Income (loss) from investment operations:
Net investment income................................................      0.02             0.03
Net realized and unrealized gain (loss)
   on investment transactions........................................      0.96            (1.59)
                                                                        -------         --------

   Total from investment operations..................................      0.98            (1.56)
                                                                        -------         --------

Less distributions:
Distribution from net investment income..............................      0.00            (0.03)
                                                                        -------         --------

Net asset value, end of period or year ..............................     $9.39            $8.41
                                                                        =======         ========

   Total return......................................................     11.65%          (15.60%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).....................    $9,071           $5,090
                                                                        =======         ========

Ratio of expenses to average net assets..............................      1.00%(a)(c)      0.98%(a)(c)
                                                                        =======         ========

Ratio of net investment income
   to average net assets.............................................      0.55%(a)(c)      0.70%(a)(c)
                                                                        =======         ========

Portfolio turnover rate..............................................      19.6%            34.6%
                                                                        =======         ========

----------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)  Annualized.

(b)  Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.52% and 2.11%, and the ratio of net investment income to average net assets would have been 0.03% and (0.43%), respectively, for the period ended June 30, 2003 and December 31, 2002.

--------------------------------------------------------------------------------

THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                                                   Six months ended     Period ended
                                                                     June 30, 2003      December 31,
                                                                      (Unaudited)           2002*
                                                                        -------           ---------
Net asset value, beginning of period or year.........................    $8.54              $10.00
                                                                        -------           ---------

Income (loss) from investment operations:
Net investment income................................................     0.02                0.03
Net realized and unrealized gain (loss)
   on investment transactions........................................     0.52               (1.46)
                                                                       -------             -------

   Total from investment operations..................................     0.54               (1.43)
                                                                       -------             -------

Less distributions:
Dividend from net investment income..................................     0.00               (0.03)
                                                                       -------             -------

Net asset value, end of period or year...............................    $9.08               $8.54
                                                                       =======             =======

   Total return......................................................     6.32%             (14.25%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).....................   10,405              $7,417
                                                                       =======             =======

Ratio of expenses to average net assets..............................     1.22%(a)(c)         1.24%(a)(c)
                                                                       =======             =======

Ratio of net investment income
   to average net assets.............................................     0.67%(a)(c)         0.82%(a)(c)
                                                                       =======             =======

Portfolio turnover rate..............................................      7.8%               20.6%
                                                                       =======             =======

------------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)  Annualized.

(b)  Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.33% and 2.24%, and the ratio of net investment income to average net assets would have been 0.56% and (0.18%), respectively, for the period ended June 30, 2003 and December 31,2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE REIT FUND
For a Share Outstanding During the Year


                                                                     Six months ended     Period ended
                                                                       June 30, 2003      December 31,
                                                                        (Unaudited)           2002*
                                                                          ----------       ----------
Net asset value, beginning of period or year ........................        $9.00            $10.00
                                                                          ----------       ----------

Income (loss) from investment operations:
Net investment income................................................         0.13              0.25
Net realized and unrealized gain (loss)
   on investment transactions........................................         1.12             (1.01)
                                                                          --------          --------

   Total from investment operations..................................         1.25             (0.76)
                                                                          --------          --------

Less distributions:
Distribution from net investment income..............................         0.00             (0.24)
                                                                          --------          --------

Net asset value, end of period or year ..............................       $10.25             $9.00
                                                                          ========          ========

   Total return......................................................        13.89%            (7.55%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).....................       $9,126            $5,507
                                                                          ========          ========

Ratio of expenses to average net assets..............................         1.25%(a)(c)       1.22%(a)(c)
                                                                          ========          ========

Ratio of net investment income
   to average net assets.............................................         3.41%(a)(c)       5.31%(a)(c)
                                                                          ========          ========

Portfolio turnover rate..............................................         46.7%             45.4%
                                                                          ========          ========

-------------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)  Annualized.

(b)  Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.50% and 2.25%, and the ratio of net investment income to average net assets would have been 3.16% and 4.28%, respectively for the periods ended June 30, 2003 and December 31, 2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in three additional funds. The Fund would have its own investment objective and policy.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors ("the Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

    Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the six months ended June 30, 2003. Open futures contracts held by the Index 500 Fund at June 30, 2003 were as follows:

                        Futures          Expiration                Unit               Closing           Current Value
     Types             Contract             Date             (@250 per Unit)           Price              (in thousands)
----------------    ----------------    --------------     ---------------------    ------------    ----------------------
   Buy/Long          S&P 500 Index         9/19/03                  43                $973.30              $10,463

    Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Open option contracts held by the Large Cap Value Fund at June 30, 2003 were as follows:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                Contracts
                                         Expiration           (@ 1 share per          Strike
     Types             Security             Date                Contract)              Price            Current Value
----------------    ----------------    --------------     ---------------------    ------------    ----------------------
     Call           Celestica, Inc.        7/07/03                26,187              $16.32              $ 7,594
     Call           Flextronics Int'l      7/07/03                37,047               11.60                1,482
     Call           Interactivecorp        7/07/03                15,798               39.05               15,798

    Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2003. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2003 were as follows:

                                                                                                              Unrealized
                                                  Foreign                        U.S.           U.S.            Foreign
                                                 Currency                      Contract       Contract          Exchange
          Forward Foreign      Expiration        Contract       Forward         Amount          Value          Gain/Loss
             Currency             Date            (000s)         Rate           (000s)         (000s)            (000s)
             --------             ----            ------         ----           ------         ------            ------
Buy      Australian Dollar      12/03/03           5,300        1.51385         $3,486         $3,501               $15
Buy      British Pound          08/26/03          10,500        0.60845         16,392         17,257               865
Buy      British Pound          10/15/03          14,000        0.61047         22,058         22,933               875
Buy      British Pound          12/03/03           9,500        0.61231         15,791         15,515             (276)
Buy      European Currency      08/25/03           9,800        0.87227         10,398         11,235               837
Buy      European Currency      10/15/03           7,000        0.87358          7,679          8,013               334
Buy      Swiss Franc            08/25/03           4,900        1.35284          3,558          3,622                64
Buy      Swiss Franc            10/15/03           5,600        1.35135          4,114          4,144                30
Sell     Australian Dollar      12/03/03           5,300        1.51385          3,391          3,501              (110)
Sell     British Pound          08/26/03          10,500        0.60845         16,463         17,257              (794)
Sell     British Pound          10/15/03          14,000        0.61045         21,695         22,934            (1,239)
Sell     British Pound          12/03/03           9,500        0.61231         15,389         15,515              (126)
Sell     European Currency      08/25/03           9,800        0.87227         10,492         11,235              (743)
Sell     European Currency      10/15/03           7,000        0.87358          7,445          8,013              (568)
Sell     Swiss Franc            08/25/03           4,900        1.35284          3,603          3,622               (19)
Sell     Swiss Franc            10/15/03           5,600        1.35135          4,021          4,144              (123)
Sell     Swiss Franc            12/03/03           4,200        1.34961          3,242          3,112               130
                                                                                                                 ------

                                                           Net unrealized foreign exchange depreciation           ($848)
                                                                                                                 ======

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
    Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Franklin Templeton Investments ("Franklin Advisers") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin on May 1, 2002. As sub-adviser, Franklin Advisers provides investment management services to the Fund.

     Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

    Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

    For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
    Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Expenses and Limitations Thereon
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Core Equity: 1.00%; Index 500: 0.40%; Mid Cap Growth: 1.00%; Mid Cap Value: 1.00%; Large Cap Growth:
1.00%; Strategic Value: 1.25% and REIT: 1.25%.

    Fees were paid to non-affiliated Directors of Penn Series for the six months ended June 30, 2003. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

    Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of June 30, 2003:

Fund                          Assets
----                          ------
Money Market Fund           $ 3,390,753
Quality Bond Fund            34,318,577
Growth Equity Fund           13,716,485
Large Cap Value Fund         13,616,325
Flexibly Managed Fund        17,075,661
International Equity Fund    14,460,571
Small Cap Value Fund          5,192,195
Emerging Growth Fund          4,509,452
Core Equity Fund              7,684,604
Index 500 Fund               14,652,204
Mid Cap Growth Fund           2,940,597
Strategic Value Fund            349,030
REIT Fund                       293,357

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

    Additionally, Penn Mutual has provided seed capital that has been invested in the following Funds as of June 30, 2003:

Large Cap Growth Fund             2,827,209
Strategic Value Fund              1,823,439
REIT Fund                         2,632,136

5 -- CAPITAL STOCK

   At June 30, 2003, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

5 -- CAPITAL STOCK
(Share Amounts in Thousands)

                                                                  Number of
Class                                       Par Value               Shares
-----                                       ---------               ------
Money Market Fund Common Stock                $0.1000               500,000
Quality Bond Fund Common Stock                 0.1000               250,000
High Yield Bond Fund Common Stock              0.1000               250,000
Growth Equity Fund Common Stock                0.1000               250,000
Large Cap Value Fund Common Stock              0.1000               250,000
Flexibly Managed Fund Common Stock             0.1000               250,000
International Equity Fund Common Stock         0.1000               250,000
Small Cap Value Fund Common Stock              0.1000               250,000
Emerging Growth Fund Common Stock              0.1000               250,000
Limited Maturity Bond Fund Common Stock        0.0001               250,000
Core Equity Fund Common Stock                  0.0001               250,000
Index 500 Fund Common Stock                    0.0001               250,000
Mid Cap Growth Fund Common Stock               0.0001               250,000
Mid Cap Value Fund Common Stock                0.0001               250,000
Large Cap Growth Fund Common Stock             0.0001               250,000
Strategic Value Fund Common Stock              0.0001               250,000
REIT Fund Common Stock                         0.0001               250,000
Class D Common Stock                           0.0001               250,000
Class E Common Stock                           0.0001               250,000
Class F Common Stock                           0.0001               250,000


Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(Share and Dollar Amounts in Thousands)

                                                               The Six Months Ended June 30, 2003:
                                     -------------------------------------------------------------------------------------------
                                           Received for                 Shares Issued for                      Paid for
                                           Shares Sold                     Reinvestment                     Shares Redeemed
                                           -----------                     ------------                     ---------------
                                     Shares           Amount            Shares         Amount            Shares           Amount
                                     ------           ------            ------         ------            ------           ------
Money Market Fund                    54,819          $54,819              765          $   765           79,151          $79,151
Quality Bond Fund                     2,569           27,663                -                -            1,363           14,726
High Yield Bond Fund                  1,485           10,842                -                -              973            7,038
Growth Equity Fund                      377            3,726                -                -            1,213           11,777
Large Cap Value Fund                    705            9,912                -                -            1,089           15,025
Flexibly Managed Fund                 1,791           34,421                -                -            2,175           41,121
International Equity Fund             1,923           20,134                -                -            2,170           22,709
Small Cap Value Fund                    641            7,617                -                -              694            8,081
Emerging Growth Fund                    516            6,246                -                -              595            7,165
Limited Maturity Bond Fund            1,243           13,446                -                -              665            7,228
Core Equity Fund                         80              422                -                -              421            2,178
Index 500 Fund                        2,731           16,936                -                -            2,165           13,352
Mid Cap Growth Fund                   1,399            6,477                -                -              677            2,994
Mid Cap Value Fund                      323            3,257                -                -              536            5,223
Large Cap Growth Fund                   447            3,880                -                -               86              743
Strategic Value Fund                    360            2,988                -                -               82              679
REIT Fund                               351            3,314                -                -               73              684


                                                               The Year or Period Ended December 31, 2002:
                                     -------------------------------------------------------------------------------------------
                                           Received for                 Shares Issued for                      Paid for
                                           Shares Sold                     Reinvestment                     Shares Redeemed
                                           -----------                     ------------                     ---------------
                                     Shares           Amount            Shares         Amount            Shares           Amount
                                     ------           ------            ------         ------            ------           ------
Money Market Fund                   383,842         $383,842            2,297         $  2,297          365,120         $365,120
Quality Bond Fund                     5,301           55,942            1,573           16,390            3,896           41,032
High Yield Bond Fund                  3,260           23,722            1,714           11,984            4,003           29,211
Growth Equity Fund                    1,127           13,903                3               48            3,085           38,483
Large Cap Value Fund                  1,746           27,389              968           15,080            2,936           45,049
Flexibly Managed Fund                 5,138          106,432            4,095           79,341            5,025          100,539
International Equity Fund            21,363          238,791              242            2,810           22,335          251,799
Small Cap Value Fund                  2,098           29,057              728            8,545            1,829           23,440
Emerging Growth Fund                  1,752           26,057                -                -            2,150           30,650
Limited Maturity Bond Fund            3,376           36,208              182            1,918            1,321           14,166
Core Equity Fund*                       169            1,029               36              222              934            5,726
Index 500 Fund                        8,535           59,673              718            4,909            6,132           41,480
Mid Cap Growth Fund                   2,564           12,899                -                -            1,674            8,212
Mid Cap Value Fund                    1,188           12,699              410            4,398            1,303           13,215
Large Cap Growth Fund +                 704            6,509                2               18              101              852
Strategic Value Fund +                  969            8,838                3               29              104              867
REIT Fund +                             718            6,802               16              140              122            1,079

* Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.
+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003
--------------------------------------------------------------------------------

6 -- COMPONENTS OF NET ASSETS
     (Dollar Amounts in Thousands)

At June 30, 2003, Net Assets consisted of the following:

                                                               Money      Quality    High Yield     Growth     Large Cap   Flexibly
                                                               Market       Bond        Bond        Equity       Value     Managed
                                                                Fund        Fund        Fund         Fund         Fund       Fund
                                                           ------------- ----------  ---------  --------------  --------  ----------
Capital paid in ...........................................  $ 125,862   $ 166,685   $  86,526    $ 247,357    $ 212,279  $ 481,897
Undistributed net investment income (loss) ................          -       3,534       3,025          (63)       1,483      8,790
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .......................          1       3,250     (14,454)    (154,741)     (23,916)     3,702
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts and
  foreign currency related items ..........................          -       4,076         724        4,178       11,993     82,605
                                                           -------------------------------------------------------------------------
                                    Total Net Assets ......  $ 125,863   $ 177,545   $  75,821    $  96,731    $ 201,839  $ 576,994
                                                           =========================================================================

                                                           International  Small Cap   Emerging      Limited       Core      Index
                                                              Equity        Value      Growth    Maturity Bond   Equity      500
                                                               Fund         Fund        Fund          Fund       Fund *      Fund
                                                           ------------- ----------  ---------  --------------  --------  ----------
Capital paid in ...........................................  $ 143,249   $  95,016   $ 171,728    $  48,375    $  22,792  $ 279,808
Undistributed net investment income (loss) ................      1,171        (217)       (353)         896           29      1,334
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .......................    (41,755)     (1,250)   (102,091)         (55)     (13,227)   (13,928)
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts and
  foreign currency related items ..........................      7,231       3,013      18,866        1,108          663    (68,694)
                                                           -------------------------------------------------------------------------
                                    Total Net Assets ......  $ 109,896   $  96,562   $  88,150    $  50,324    $  10,257  $ 198,520
                                                           =========================================================================

                                                               Mid Cap     Mid Cap   Large Cap    Strategic
                                                               Growth       Value      Growth       Value         REIT
                                                                Fund        Fund       Fund +       Fund +       Fund +
                                                           ------------- ----------  ---------  --------------  --------
Capital paid in ...........................................  $  78,241   $  60,169   $   8,812    $  10,308    $   8,492
Undistributed net investment income (loss) ................       (114)         95          18           28          122
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .......................    (38,849)       (780)       (230)         (41)        (206)
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts and
  foreign currency related items ..........................      6,075       3,726         471          110          718
                                                           -------------------------------------------------------------
                                    Total Net Assets ......  $  45,353   $  63,210   $   9,071    $  10,405    $   9,126
                                                           =============================================================

7 -- PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the six months ended June 30, 2003, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                    Purchases             Sales
                                    ---------             -----
Quality Bond Fund                    $50,949             $56,819
High Yield Bond Fund                  35,659              28,963
Growth Equity Fund                   411,082             404,053
Large Cap Value Fund                  38,305              42,171
Flexibly Managed Fund                 52,460              88,600
International Equity Fund             23,904              25,412
Small Cap Value Fund                  21,492              20,584
Emerging Growth Fund                  59,598              60,667
Limited Maturity Bond Fund             4,147               1,225
Core Equity Fund                       4,614               5,487
Index 500 Fund                         5,766                 526
Mid Cap Growth Fund                   37,203              34,434
Mid Cap Value Fund                    17,401              19,785
Large Cap Growth Fund                  3,785               1,190
Strategic Value Fund                   2,983                 621
REIT Fund                              5,859               3,135

8 -- SECURITIES LOANS

Each portfolio Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At June 30, 2003, securities lending activities are summarized as follows:

                                 Market Value of               Market Value of              Income from
Portfolio                       Securities on Loan                Collateral                  Lending#
---------                       ------------------                ----------                  --------
International Equity Fund           $4,403,917                    $4,806,600                  $5,933
Small Cap Value Fund                 4,465,081                     4,908,911                  12,401
Emerging Growth Fund                16,226,364                    16,720,817                  29,112
Mid Cap Growth Fund                 13,700,484                    14,353,118                   8,084
Mid Cap Value Fund                  20,068,271                    20,782,624                   8,812

----------
# Income earned for the period is included in interest income on the Statement of Operations.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003
--------------------------------------------------------------------------------

8 -- SECURITIES LOANS (continued)

At June 30, 2003, the securities on loan were collateralized by the following:

                                                                 International  Small Cap    Emerging       Mid Cap       Mid Cap
                                                                    Equity        Value       Growth        Growth         Value
                                                                     Fund         Fund         Fund          Fund          Fund
                                                                  ----------   ----------   -----------   -----------   -----------
American Express FRN, 1.42125% due 12/12/2003                     $        -   $  527,337   $         -   $   426,992   $         -
American Express FRN, 1.3425% due 1/27/2004                                -      317,182     1,494,868             -     1,850,672
American Express FRN, 1.31% due 4/16/2004                                  -            -       220,271       201,913             -
Amstel Funding CP, 1.24% due 8/15/2003                                     -      521,682             -             -             -
Amsterdam Funding ABS, 1.07% due 7/23/2003                                 -            -             -         5,889             -
Barton Capital ABS, 1.07% due 7/23/2003                                    -            -             -         1,963             -
Bear Sterns VRN, 1.4325% due 1/15/2004                                     -            -             -             -       122,540
Bear Sterns FRN, 1.37% due 1/16/2004                                       -            -             -       290,196         7,435
BlackRock Institutional Money Market, 1.200492% due 7/1/2003       4,806,600    3,107,105    10,229,177    10,449,239    13,516,330
Canadian Imperial Bank FRN, 1.275% due 5/28/2004                           -      371,809       423,275       515,591       901,685
Dakota CP, 1.03% due 8/14/2003                                             -            -             -             -     1,001,114
Depfa Bank CP, 1.00% due 8/19/2003                                         -            -             -             -     1,145,854
Dresdner Bank FRN, 1.775% due 10/6/2003                                    -            -       519,717     1,682,550             -
Goldman Sachs FRN, 1.30188% due 3/08/2004                                  -            -       153,927             -       614,165
Merrill Lynch MTN, 1.255% due 7/28/2003                                    -            -       289,950       312,493             -
Monumental Global ABS, 1.47875 due 5/28/2004                               -            -     2,000,664             -             -
Morgan Stanley FRN, 1.33% due 7/16/2003                                    -            -     1,183,746             -       262,509
Morgan Stanley FRN, 1.33% due 3/12/2004                                    -            -             -       224,926             -
National City Bank FRN, 1.58625% due 11/10/2003                            -            -             -        66,261     1,191,223
UBS Warburg TD, 1.375% due 7/01/2003                                       -       63,796       205,222       175,105       169,097
                                                                  ----------   ----------   -----------   -----------   -----------
                                                                  $4,806,600   $4,908,911   $16,720,817   $14,353,118   $20,782,624
                                                                  ==========   ==========   ===========   ===========   ===========

9 -- FEES PAID INDIRECTLY

    Certain subadvisors have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker have been recaptured by the Funds. The recaptured commissions for the six months ended June 30, 2003 were as follows:

Portfolio                        Overall reduction
---------                        -----------------
Growth Equity Fund                         $22,141
Large Cap Value Fund                        35,362
Flexibly Managed Fund                       14,539
International Equity Fund                   21,201
Mid Cap Growth Fund                         29,913
Mid Cap Value Fund                          12,672

10 -- CREDIT AND MARKET RISK

    The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.


11 -- CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                              High Yield           Growth           Large Cap      International       Emerging             Core
                                 Bond              Equity             Value            Equity           Growth             Equity
                                 Fund               Fund              Fund              Fund             Fund               Fund
                             ------------------------------------------------------------------------------------------------------
2003 .....................   $  1,052,436      $          -      $          -      $          -      $          -      $          -
2004 .....................        525,647                 -                 -                 -                 -                 -
2005 .....................              -                 -                 -                 -                 -                 -
2006 .....................         14,558                 -                 -                 -                 -                 -
2007 .....................        861,638                 -                 -                 -                 -                 -
2008 .....................      2,950,490                 -                 -                 -                 -                 -
2009 .....................      5,142,678        92,631,905                 -        20,880,982        57,329,514         9,432,384
2010 .....................      3,195,102        46,865,978        11,485,783        15,632,139        35,616,716         2,781,519
                             ------------------------------------------------------------------------------------------------------
    Total ................   $ 13,742,549      $139,497,883      $ 11,485,783      $ 36,513,121      $ 92,946,230      $ 12,213,903

                                 Index            Mid Cap           Mid Cap         Large Cap         Strategic
                                  500             Growth             Value            Growth            Value               REIT
                                 Fund              Fund              Fund              Fund             Fund                Fund
                             ------------------------------------------------------------------------------------------------------
2003 .....................   $          -      $          -      $          -      $          -      $          -      $          -
2004 .....................              -                 -                 -                 -                 -                 -
2005 .....................              -                 -                 -                 -                 -                 -
2006 .....................              -                 -                 -                 -                 -                 -
2007 .....................              -                 -                 -                 -                 -                 -
2008 .....................              -                 -                 -                 -                 -                 -
2009 .....................      3,345,720        28,105,573                 -                 -                 -                 -
2010 .....................     11,240,603        12,118,765           793,874           111,705            33,254            41,625
                             ------------------------------------------------------------------------------------------------------
    Total ................   $ 14,586,323      $ 40,224,338      $    793,874      $    111,705      $     33,254      $     41,625

ITEM 2.  CODE OF ETHICS

         NOT APPLICABLE

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         NOT APPLICABLE

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         NOT APPLICABLE

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         NOT APPLICABLE

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in ensuring that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

EXHIBITS

(a)  CODE OF ETHICS

     NOT APPLICABLE

(b)  (1)   Certifications of Principal Executive Officer and Principal Financial
Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as EXHIBIT99.CERT.

     (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EXHIBIT99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

By    /s/ Peter M. Sherman
      ------------------------

      Peter M. Sherman
      President
      Penn Series Funds, Inc.

Date August 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    /s/ Peter M. Sherman
      ------------------------

      Peter M. Sherman
      President, Penn Series Funds, Inc.

Date  August 26, 2003


By    /s/ Ann M. Strootman
      ------------------------

      Ann M. Strootman
      Controller, Penn Series Funds, Inc.

Date  August 26, 2003

                                 Exhibit Index

EXHIBITS

(a)  CODE OF ETHICS

     NOT APPLICABLE

         (b) (1) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as EXHIBIT99.CERT.

         (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EXHIBIT99.906CERT